AS FILED WITH THE SECURITIES ON APRIL 24, 1998          REGISTRATION NO. 2-80897


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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-4


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [_]
                          PRE-EFFECTIVE AMENDMENT NO.                        [_]
                         POST-EFFECTIVE AMENDMENT NO. 24                     [X]
                                       AND
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [_]
                                AMENDMENT NO. 29                             [X]


                        (Check appropriate box or boxes)

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                           THE PRUDENTIAL INDIVIDUAL
                            VARIABLE CONTRACT ACCOUNT
                           (Exact Name of Registrant)

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                               (Name of Depositor)


                                751 BROAD STREET
                          NEWARK, NEW JERSEY 07102-3777
                                 (888) PRU-2888
         (Address and telephone number of principal executive offices)

                                THOMAS C. CASTANO
                               ASSISTANT SECRETARY
                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                751 BROAD STREET
                          NEWARK, NEW JERSEY 07102-3777
                     (Name and address of agent for service)


                                   Copies to:


LEE AUGSBURGER                                   CHRISTOPHER E. PALMER
ASSISTANT GENERAL COUNSEL                        SHEA & GARDNER
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA      1800 MASSACHUSETTS AVENUE, N.W.
751 BROAD STREET                                 WASHINGTON, D.C. 20036
NEWARK, NEW JERSEY 07102-3777




                                   ----------

It is proposed that this filing will become effective (check appropriate space)

[_] immediately upon filing pursuant to paragraph (b) of Rule 485 on
    May 1, 1998 pursuant to paragraph (b) of Rule 485
    -----------

       (date)
[_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[_] on        pursuant to paragraph (a)(1) of Rule 485
       ------
       (date)

If appropriate, check the following box:
[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Title of Securities Being Registered: Interests in Individual Variable Annuity Contracts

                              CROSS REFERENCE SHEET

                (AS REQUIRED BY RULE 495(a) UNDER THE 1933 ACT)

N-4 ITEM NUMBER AND CAPTION                             LOCATION
---------------------------                             --------
PART A
   1. Cover Page....................................... Cover Page
   2. Definitions...................................... Definition of Special Terms Used in This Prospectus
   3. Synopsis or Highlights........................... Brief Description of the Contract; Fee Table
   4. Condensed Financial Information.................. Accumulation Unit Values
   5. General Description of Registrant,
      Depositor, and Portfolio Companies............... General    Information   About   The   Prudential,    The
                                                        Prudential  Individual Variable Contract Account, and The
                                                        Variable   Investment   Options   Available   Under   the
                                                        Contracts; The Fixed-Rate Option
   6. Deductions and Expenses.......................... Brief  Description  of the  Contract;  Charges,  Fees and
                                                        Deductions; Differences Under the WVA-83 Contract
   7. General Description of Variable Annuity
      Contracts........................................ Part A: Brief  Description  of the  Contract;  Allocation
                                                        of  Purchase  Payments;  Transfers;  Death  Benefit;  The
                                                        Fixed-Rate   Option;   Differences   Under   the   WVA-83
                                                        Contract;  Voting  Rights;  Ownership  of  the  Contract;
                                                        State Regulation
                                                        Part B: Participation in Divisible Surplus
   8. Annuity Period................................... Part A: Brief  Description of the Contract;  Effecting an
                                                        Annuity; Differences Under the WVA-83 Contract
                                                        Part  B:  Item  22,   Determination  of  Subaccount  Unit
                                                        Values  and of the  Amount of  Monthly  Variable  Annuity
                                                        Payment
   9. Death Benefit.................................... Death Benefit;  Effecting an Annuity;  Differences  Under
                                                        the WVA-83 Contract
  10  Purchases and Contract Value..................... Brief   Description  of  the  Contract;   The  Prudential
                                                        Insurance  Company of America;  Requirements for Issuance
                                                        of a Contract;  Valuation  of Contract  Owners'  Contract
                                                        Funds
  11. Redemptions...................................... Brief    Description   of   the   Contract;    Short-Term
                                                        Cancellation   Right   or   "Free   Look";   Withdrawals;
                                                        Charges,  Fees  and  Deductions;  Differences  Under  the
                                                        WVA-83 Contract; Effecting an Annuity

  12. Taxes............................................ Premium Taxes; Federal Tax Status
  13. Legal Proceedings................................ Litigation
  14. Table of Contents of the Statement of
      Additional Information........................... Additional Information

PART B

  15. Cover Page....................................... Cover Page
  16. Table of Contents................................ Contents
  17. General Information and History.................. Not Applicable
  18. Services......................................... Experts
  19. Purchase of Securities Being Offered............. Part  A:  Brief  Description  of the  Contract;  Charges,
                                                        Fees  and  Deductions;  Sale of the  Contract  and  Sales
                                                        Commissions


N-4 ITEM NUMBER AND CAPTION                             LOCATION
---------------------------                             --------

  20. Underwriters.....................................  Part A: Sale of the Contract and Sales Commissions
                                                         Part B: Principal Underwriter

  21. Calculation of Performance Data................... Financial   Statements  of  The   Prudential   Individual
                                                         Variable Contract Account
  22. Annuity Payments.................................. Part A:  Valuation  of Contract  Owner's  Contract  Fund;
                                                         Effecting  an  Annuity;  Differences  Under  the  WVA-83
                                                         Contract

                                                         Part B: Determination of Subaccount Unit Values and of
                                                         the Amount of Monthly Variable Annuity Payment


  23. Financial Statements.............................  Part B: Financial   Statements  of  The   Prudential   Individual
                                                         Variable    Contract   Account;    Consolidated    Financial
                                                         Statements  of  The  Prudential   Insurance   Company  of
                                                         America and Subsidiaries
PART C


Information required to be included in Part C is set forth under the appropriate
Item, so numbered in Part C to this Registration Statement.

PROSPECTUS


MAY 1, 1998


INDIVIDUAL VARIABLE ANNUITY CONTRACTS OF
THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT


                          VARIABLE INVESTMENT PLAN/(R)/

This prospectus describes Individual Variable Annuity Contracts (the "Contract") issued by The Prudential Insurance Company of America ("Prudential"). These Contracts provide for the accumulation of purchase payments and for the payment of benefits, either in the form of a monthly annuity after retirement or in a lump sum at retirement or at an earlier time.

The Contract is purchased by making an initial payment of $1,000 or more; subsequent payments must be $100 or more. Your accumulated purchase payments will be allocated as you direct in one or more of the following ways: 1) in one or more of thirteen subaccounts of The Prudential Individual Variable Contract Account (the "Account"); 2) under a FIXED-RATE OPTION; and 3) in a real estate investment option. The assets of each subaccount of the Account will be invested in a corresponding Portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). The attached prospectus for the Series Fund and its statement of additional information describe the investment objectives of and the risks of investing in the thirteen portfolios of the Series Fund currently available to Contract owners: the MONEY MARKET PORTFOLIO, the DIVERSIFIED BOND PORTFOLIO, the GOVERNMENT INCOME PORTFOLIO, the CONSERVATIVE BALANCED PORTFOLIO, the FLEXIBLE MANAGED PORTFOLIO, the HIGH YIELD BOND PORTFOLIO, the STOCK INDEX PORTFOLIO, the EQUITY INCOME PORTFOLIO, the EQUITY PORTFOLIO, the PRUDENTIAL JENNISON PORTFOLIO, the SMALL CAPITALIZATION STOCK PORTFOLIO, the GLOBAL PORTFOLIO, and the NATURAL RESOURCES PORTFOLIO. Other subaccounts and portfolios may be added in the future. Selection of the real estate investment option involves allocation of part or all of your purchase payments to THE PRUDENTIAL VARIABLE CONTRACT REAL PROPERTY ACCOUNT (the "Real Property Account"), a separate account of Prudential that, through a partnership, invests primarily in income-producing real property. The Real Property Account is described in a prospectus that is attached to this one. This prospectus describes the Contract generally and The Prudential Individual Variable Contract Account.

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This prospectus provides information a prospective investor should know before investing. Additional information about the Contract has been filed with the Securities and Exchange Commission in a statement of additional information, dated May 1, 1998, which information is incorporated herein by reference, and is available without charge upon written request to The Prudential Insurance Company of America, 751 Broad Street, Newark, New Jersey, 07102-3777, or by telephoning (888) PRU-2888.

The Contents of the statement of additional information appear on page 29 of the prospectus.

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PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE. IT IS ATTACHED TO A CURRENT PROSPECTUS FOR THE PRUDENTIAL SERIES FUND, INC. AND A CURRENT PROSPECTUS FOR THE PRUDENTIAL VARIABLE CONTRACT REAL PROPERTY ACCOUNT.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


THE PRUDENTIAL INSURANCE COMPANY OF AMERICA PRUDENTIAL ANNUITY SERVICE CENTER
751 BROAD STREET                            P.O. BOX 14205
NEWARK, NEW JERSEY 07102-3777               NEW BRUNSWICK, NEW JERSEY 08906-4205
TELEPHONE: (888) PRU - 2888                 TELEPHONE: (888) PRU - 2888


VARIABLE INVESTMENT PLAN is a registered mark of Prudential.
VIP-1 Ed 5-98
Catalog #64696D2

                               PROSPECTUS CONTENTS


                                                                                  PAGE
DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS............................     1

BRIEF DESCRIPTION OF THE CONTRACT...............................................     2
        THE PRUDENTIAL INDIVIDUAL VARIABLE ANNUITY CONTRACT.....................     2
        CHARGES UNDER THE CONTRACTS.............................................     3
        TRANSFERS AMONG INVESTMENT OPTIONS......................................     4
        FREE LOOK...............................................................     4
        HOW TO CONTACT THE PRUDENTIAL...........................................     4

FEE TABLE.......................................................................     5
        EXAMPLES OF FEES AND EXPENSES...........................................     6

ACCUMULATION UNIT VALUES........................................................     8

GENERAL INFORMATION ABOUT THE PRUDENTIAL, THE PRUDENTIAL INDIVIDUAL VARIABLE
    CONTRACT ACCOUNT, AND THE VARIABLE INVESTMENT OPTIONS AVAILABLE

    UNDER THE CONTRACT..........................................................    11
        THE PRUDENTIAL INSURANCE COMPANY OF AMERICA.............................    11
        THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT.....................    11
        THE PRUDENTIAL SERIES FUND, INC.........................................    11
        THE PRUDENTIAL VARIABLE CONTRACT REAL PROPERTY ACCOUNT..................    12

DETAILED INFORMATION ABOUT THE CONTRACT.........................................    13
        REQUIREMENTS FOR ISSUANCE OF A CONTRACT.................................    13
        SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK"............................    13
        ALLOCATION OF PURCHASE PAYMENTS.........................................    13
        ADDITIONAL AMOUNTS......................................................    14
        TRANSFERS...............................................................    14
        WITHDRAWALS.............................................................    15
        DEATH BENEFIT...........................................................    15
        VALUATION OF CONTRACT OWNER'S CONTRACT FUND.............................    15

CHARGES, FEES, AND DEDUCTIONS...................................................    16
        1. PREMIUM TAXES........................................................    16
        2. SALES CHARGES ON WITHDRAWALS.........................................    16
        3. RECAPTURE OF ADDITIONAL AMOUNTS......................................    18
        4. ANNUAL MAINTENANCE CHARGE............................................    18
        5. CHARGE FOR ASSUMING MORTALITY AND EXPENSE RISKS......................    18
        6. EXPENSES INCURRED BY THE SERIES FUND.................................    19

THE FIXED-RATE OPTION...........................................................    19

FEDERAL TAX STATUS..............................................................    20
        TAXES PAYABLE BY CONTRACT OWNERS........................................    20
        WITHHOLDING.............................................................    21
        TAXES ON THE PRUDENTIAL.................................................    21

EFFECTING AN ANNUITY............................................................    21
        ANNUITY OPTIONS UNDER THE VIP-86 CONTRACT...............................    22
        ANNUITY OPTIONS UNDER THE WVA-83 AND VIP-84 CONTRACTS...................    23
        LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT ANNUITY PURCHASE RATES....    24

OTHER INFORMATION...............................................................    24
        VOTING RIGHTS...........................................................    24
        SALE OF THE CONTRACT AND SALES COMMISSIONS..............................    25
        OWNERSHIP OF THE CONTRACT...............................................    25
        REPORTS TO CONTRACT OWNERS..............................................    25
        PERFORMANCE INFORMATION.................................................    25
        SUBSTITUTION OF SERIES FUND SHARES......................................    26
        DIFFERENCES UNDER THE WVA-83 CONTRACT...................................    26
        STATE REGULATION........................................................    27
        LITIGATION..............................................................    27
        YEAR 2000 COMPLIANCE....................................................    27
        ADDITIONAL INFORMATION..................................................    28

DIRECTORS AND OFFICERS..........................................................    30


              DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS

ADDITIONAL AMOUNT--On payments made during the first 3 Contract years, and thereafter at Prudential's discretion, an additional 1% added to and invested with the purchase payment. This Additional Amount or "bonus" will be recaptured by Prudential if the payment is withdrawn within 8 Contract years after it is made.

ANNUITANT--The person or persons designated by the Contract owner, upon whose life or lives monthly annuity payments are based after an annuity is effected.

ANNUITY CONTRACT OR ANNUITY--A contract designed to provide an annuitant with an income, which may be a lifetime income, beginning on the annuity date.

ANNUITY DATE--The date, specified in the Contract, when annuity payments are to begin.

BONUS--See Additional Amount above.

CONTRACT ANNIVERSARY DATE--The same day and month as the Contract date in each later year.

CONTRACT DATE--The date Prudential received the initial purchase payment and certain required documentation.

CONTRACT FUND--The total value attributable to a specific Contract representing the sum of all the amounts in the Variable Account (defined below), the Real Property Account (defined below), and the fixed-rate option (defined below).

CONTRACT OWNER--A person who purchases an Individual Variable Annuity Contract of the VARIABLE INVESTMENT PLAN(R) and makes the purchase payments. The Contract may be owned by joint owners. An owner will usually also be an annuitant, but need not be. An owner has all rights in the Contract before the annuity date, including the right to make withdrawals or surrender the Contract, to designate and change the beneficiaries who will receive the proceeds at the death of the annuitant before the annuity date, to transfer funds among the variable investment options and the fixed-rate option, and to designate a mode of settlement for the annuitant on the annuity date.

CONTRACT YEAR--A year that starts on the Contract date or on a Contract anniversary.

FIXED-RATE OPTION--An investment option under which Prudential credits interest to the amount allocated at a rate periodically declared in advance by Prudential but not less than 3%.

SUBACCOUNT--A division of the Account, the assets of which are invested in the shares of the corresponding portfolio of the Series Fund.

SUBACCOUNT ANNUITY UNIT--When a Contract owner elects to convert his or her Variable Account into monthly variable annuity payments, the number of Subaccount Units (defined below) credited to him or her in each subaccount is first reduced to take into account any applicable sales charge and any state premium taxes that may be payable. The remaining Subaccount Units are then converted into a number of Subaccount Annuity Units of equal aggregate value. As with Subaccount Units, the value of each Subaccount Annuity Unit also changes each day to reflect investment results and expenses of and deductions of charges from the underlying Series Fund portfolio, after deduction of the daily equivalent of the annual charge of up to 1.2% for assuming expense and mortality risks. For further discussion, see page C1 of the statement of additional information.

SUBACCOUNT UNIT--The Contract owner's Variable Account is credited with Units in each subaccount in which he or she invests. The value of these Units changes each day to reflect the investment results and expenses of and deductions of charges from the Series Fund portfolios in which the assets of the subaccount are invested, in much the same way that the share values of a mutual fund change each day. The value of the Contract owner's Variable Account is the sum of the value of Subaccount Units in each subaccount.

THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT (THE "ACCOUNT")--A separate account of Prudential registered as a unit investment trust under the Investment Company Act of 1940.

THE PRUDENTIAL SERIES FUND, INC. (THE "SERIES FUND")--A mutual fund with separate portfolios, one or more of which may be chosen as an underlying investment for the Contract.

THE PRUDENTIAL VARIABLE CONTRACT REAL PROPERTY ACCOUNT (THE "REAL PROPERTY ACCOUNT")--A separate account of Prudential which, through a partnership, invests primarily in income-producing real property.

VALUATION PERIOD--The period of time from one determination of the value of the amount invested in a subaccount to the next. Such determinations are made when the net asset values of the Portfolios of the Series Fund are calculated, which is generally at 4:15 p.m. New York City time on each day during which the New York Stock Exchange is open.

VARIABLE ACCOUNT--The value attributable to a specific Contract representing amounts in all the subaccounts.

VARIABLE INVESTMENT OPTIONS--The subaccounts and the Real Property Account.

                        BRIEF DESCRIPTION OF THE CONTRACT

THE PRUDENTIAL INDIVIDUAL VARIABLE ANNUITY CONTRACT

The Prudential Individual Variable Annuity Contract (the "Contract") provides one way--there are many others--of accumulating your savings, having them invested in one or more securities portfolios with different investment objectives, and withdrawing them (subject to any applicable withdrawal charges and taxes) when you need them, preferably to supplement your monthly income after you retire but at any earlier time if you wish. [The words "you" and "your" as used in this prospectus refer to the owner of the Contract. See OWNERSHIP OF THE CONTRACT, page 25. The word "we" refers to The Prudential Insurance Company of America ("Prudential").] For many persons, a variable annuity contract may offer substantial advantages as a long-term financial planning device over alternative forms of investment (other than alternative tax-favored investments such as Individual Retirement Accounts), primarily due to the manner in which the earnings on your accumulating funds are taxed. See FEDERAL TAX STATUS, page 20.

This prospectus describes three forms of the Contract. One form, which was first offered in 1983, is called the WVA-83 Contract (persons holding this Contract can identify it by the WVA-83 designation which appears in the lower left corner of the Contract cover page). A second form, which is a revised edition of the WVA-83 Contract, is called the VIP-84 Contract (persons holding this Contract can identify it by the VIP-84 designation which appears in the lower left corner of the Contract cover page). The third form, which is a revised edition of the VIP-84 Contract, is called the VIP-86 Contract (except as described below, persons holding this Contract can identify it by the VIP-86 designation which appears in the lower left corner of the Contract cover page). In Texas, this Contract bears a VIP-89 designation; however, it will be referred to as the VIP-86 Contract throughout this prospectus. Currently, only the VIP-86 Contract is offered in all jurisdictions. It is possible that additional forms of the Contract may be offered and described in this prospectus in the future.

The three forms of Contract are basically similar, but there are some significant differences. This prospectus describes each of the Contracts and explains, where appropriate, the respects in which they differ. Because the differences between the first form, WVA-83, and the later two forms are somewhat extensive, a special section, DIFFERENCES UNDER THE WVA-83 CONTRACT, is included on page 26, to which reference will occasionally be made.

You may make purchase payments under your Contract at regular intervals or from time to time as you have funds available. Your first payment must be at least $1,000. Thereafter each payment must be $100 or more. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT, page 13.

Purchase payments are held in one or more subaccounts of The Prudential Individual Variable Contract Account (the "Account") as you direct. You may also choose to invest all or part of your purchase payments in The Prudential Variable Contract Real Property Account (the "Real Property Account"), which, through a partnership, invests primarily in income-producing real property. If a Contract owner elects to invest a portion of his or her purchase payments in the Real Property Account, the assets will be maintained in a subaccount of the Real Property Account related to the Contract that provides the mechanism and maintains the records whereby the various Contract charges are made. The investment objectives of the Real Property Account and the partnership are described briefly under THE PRUDENTIAL VARIABLE CONTRACT REAL PROPERTY ACCOUNT on page 12. Additionally, you may direct that all or part of your payment be allocated to a FIXED-RATE OPTION providing for the addition of interest at a guaranteed rate upon the amount so held. Initially, you must allocate at least $300 to an investment plan option in which you choose to invest. Your subsequent investments in that investment plan must be in amounts no less than $100 each. Each variable subaccount is invested in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"), a series mutual fund for which Prudential is the investment advisor. The Series Fund currently has thirteen portfolios available for investment by Contract owners. The MONEY MARKET PORTFOLIO is invested in short-term debt obligations similar to those purchased by money market funds; the DIVERSIFIED BOND PORTFOLIO is invested primarily in high quality medium-term corporate and government debt securities; the GOVERNMENT INCOME PORTFOLIO is invested primarily in U.S. Government securities including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies of or instrumentalities established, sponsored or guaranteed by the U.S. Government; the CONSERVATIVE BALANCED PORTFOLIO is invested in a mix of money market instruments, fixed income securities, and common stocks, in proportions believed by the investment manager to be appropriate for an investor who desires diversification of investment who prefers a relatively lower risk of loss and a correspondingly reduced chance of high appreciation; the FLEXIBLE MANAGED PORTFOLIO is invested in a mix of money market instruments, fixed income securities, and common stocks, in proportions believed by the investment manager to be appropriate for an investor desiring diversification of investment who is willing to accept a relatively high level of loss in an effort to achieve greater appreciation; the HIGH YIELD BOND PORTFOLIO is invested primarily in high yield fixed income securities of medium to lower quality, also known as high risk bonds; the STOCK INDEX PORTFOLIO is invested in common stocks selected to duplicate the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index; the EQUITY INCOME PORTFOLIO is invested primarily in common stocks and convertible securities that provide favorable prospects for investment income returns above those of the Standard & Poor's 500

Stock Index or the NYSE Composite Index; the EQUITY PORTFOLIO is invested primarily in common stocks; the PRUDENTIAL JENNISON PORTFOLIO is invested primarily in equity securities of established companies with above-average growth prospects; the SMALL CAPITALIZATION STOCK PORTFOLIO is invested primarily in equity securities of publicly-traded companies with small market capitalization; the GLOBAL PORTFOLIO is invested primarily in common stocks and common stock equivalents (such as convertible debt securities) of foreign and domestic issuers; and the NATURAL RESOURCES PORTFOLIO is invested primarily in common stocks and convertible securities of natural resource companies, and in securities (typically debt securities or preferred stock) the terms of which are related to the market value of a natural resource. Further information about the Series Fund Portfolios can be found under THE PRUDENTIAL SERIES FUND, INC. on page 11, and in the attached prospectus for the Series Fund.

You may place your entire payment in one subaccount, in the Real Property Account or in the fixed-rate option, or divide it among any of the thirteen subaccounts, the Real Property Account and the fixed-rate option, subject to the applicable minimum requirements. You may transfer funds from one subaccount to another, to the Real Property Account, and to the fixed-rate option. There are limitations upon transfers from the fixed-rate option and to and from the Real Property Account. See TRANSFERS, page 14. The amount credited to you in the variable investment options will initially be equal to that part of your purchase payment that you choose to invest in each option. Thereafter the value of your holdings in the variable investment options, after deducting charges payable under the Contract, will vary in accordance with investment results. See VALUATION OF CONTRACT OWNER'S CONTRACT FUND, page 15, and page C1 of the statement of additional information. The total value attributable to a specific Contract representing amounts allocated to all subaccounts, the Real Property Account, and the fixed-rate option is known as the "Contract fund". You will receive confirmations of every purchase payment you make. You will also receive annual statements showing the status of your Contract fund.

The Contracts described in this prospectus have an attractive feature. During the first 3 Contract years, and in Contract years thereafter at Prudential's discretion, Prudential will add an Additional Amount, as a bonus, of 1% to every purchase payment. Prudential reserves the right to limit its payment of such Additional Amounts under a particular Contract to $1,000 in each Contract year. This Additional Amount will be allocated among the subaccounts, the Real Property Account, and the fixed-rate option in the same proportions as the purchase payment to which it is added. See ADDITIONAL AMOUNTS, page 14. During the first 8 Contract years following a purchase payment, the bonus attributable to any portion of that purchase payment that is withdrawn will be recaptured by Prudential, unless such withdrawn purchase payment is used to effect an annuity that is not subject to a sales charge or is subject to a reduced sales charge. See SALES CHARGES ON WITHDRAWALS, page 16 and RECAPTURE OF ADDITIONAL AMOUNTS, page 18.

If you need all or part of your money at any time, you may request a withdrawal. The amount you request will be deducted from your Contract fund. See WITHDRAWALS, page 15. As long as the Contract remains in effect, you may withdraw the amount credited to you in a lump sum or use it to effect a monthly annuity that will continue as long as the annuitant[s] you select live or for some other period you select. Other than an annuity selected under the Supplemental Life Annuity Option, WVA-83 and VIP-84 Contract owners may elect to receive a variable annuity. If you elect a variable annuity option, annuity payments will vary each month in accordance with the investment performance of the subaccount[s] you have chosen. See page C1 of the statement of additional information. If you elect a fixed-dollar annuity option, annuity payments will be in monthly installments of guaranteed amounts. VIP-86 Contract owners may only elect a fixed-dollar annuity option. A sales charge may be deducted from the amount withdrawn. Withdrawals may be subject to tax and, in certain circumstances, a tax penalty. This sales charge will be higher with respect to withdrawals of purchase payments made in early years, soon after the purchase payments are made. See SALES CHARGES ON WITHDRAWALS, page 16, TAXES PAYABLE BY CONTRACT OWNERS, page 20, and EFFECTING AN ANNUITY, page 21.

CHARGES UNDER THE CONTRACTS

The charges made by Prudential are intended to compensate it for paying various categories of expenses incurred in maintaining and operating the Account (up to $30 annually, if applicable) and for assuming mortality and expense risks under the Contracts (an annual rate of up to 1.2% of the assets held in the variable investment options). In addition, there are other expenses incurred in connection with the operation and management of the Series Fund, the most significant of which is an investment management fee ranging from an annual rate of 0.35% to 0.75% of the aggregate average daily net assets in each of the portfolios. For more information regarding these charges, see CHARGES, FEES, AND DEDUCTIONS, page 16. There is also a management fee and other expenses assessed against the assets of the real property partnership. See THE PRUDENTIAL VARIABLE CONTRACT REAL PROPERTY ACCOUNT, page 12.

A deferred sales charge is imposed to reimburse Prudential for distribution expenses such as commissions paid to sales personnel, costs of advertising and sales promotions, prospectus costs, and costs of sales administration. Many mutual funds, other than no-load funds, make this charge by deducting a percentage of the investors purchase payment and investing only the remainder. Under the Contracts described in this prospectus, each purchase payment you make (after deduction of any applicable amount needed to pay taxes attributable to premiums) is allocated to the subaccounts designated by you, to the Real Property Account or to the fixed-rate option. In any Contract year you may make withdrawals without charge of up to 10% of your Contract fund value on the date of the first withdrawal in that Contract year. A sales charge may be deducted on withdrawals above 10%. The charge is 8% (the maximum charge) of each purchase payment withdrawn during the same Contract year that it was made. Thereafter the charge decreases by 1% per Contract year. Purchase payments withdrawn 8 or more Contract years after they were made are subject to no sales charge at all. See SALES CHARGES ON WITHDRAWALS, page 16. Withdrawals may be subject to tax under the Internal Revenue Code (the "Code"). See WITHDRAWALS, page 15, and TAXES PAYABLE BY CONTRACT OWNERS, page 20.

On any Contract subject to a tax attributable to premiums, Prudential will deduct the tax, as provided under applicable law, from the purchase payment when received, or from the Contract fund at the time the annuity is effected. The deduction for taxes imposed on purchase payments will be lower, or not made at all, if total purchase payments meet certain minimum amounts. See PREMIUM TAXES, page 16.

TRANSFERS AMONG INVESTMENT OPTIONS

Transfers may be made from one subaccount to another, to the Real Property Account or to the fixed-rate option if the amount transferred is $300 or more and any amount remaining to your credit in the subaccount after the transfer is not less than $300. Also, you can transfer the total amount remaining in any subaccount even if that amount is less than $300. Up to four transfers a year between subaccounts, to the Real Property Account or to the fixed-rate option may be made during the period before annuity payments begin. Currently, you may make more than four such transfers per year without Prudential's consent. Transfers from the fixed-rate option to the subaccounts are permitted only once each Contract year, and there are other limitations on such transfers. See TRANSFERS, page 14. Transfers to and from the Real Property Account are subject to restrictions described in the accompanying prospectus for the Real Property Account.

WVA-83 Contract owners and VIP-84 Contract owners may convert their Contract fund into either a variable (if available) or fixed-dollar annuity or both. After variable annuity payments begin, the Contract owner may make up to four full or partial transfers per year from any subaccount to one or more other subaccounts. Currently, the annuitant may make more than four such transfers per year without Prudential's consent. Prudential's consent is needed if for a partial transfer, either the number of Subaccount Annuity Units to be transferred or the number to be retained, multiplied by the corresponding Subaccount Annuity Unit Value on the effective date of the transfer, is less than $20. Transfer requests may be in writing.

Transfer requests may also be made by telephone. See TRANSFERS, page 14.

FREE LOOK

For a limited time, a Contract may be returned for a refund in accordance with the terms of its "free-look" provision. SEE SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK", page 13.

HOW TO CONTACT PRUDENTIAL

All written requests and notices required by the Contracts, such as withdrawal or transfer requests, and any questions or inquiries should be sent to the Prudential Annuity Service Center ("Annuity Service Center", previously the Prudential Home Office).

This Brief Description of the Contract is intended to provide a broad overview of the more significant features of the Contract. More detailed information will be found in subsequent sections of this prospectus and in the Contract document.

                                    FEE TABLE

CONTRACT OWNER TRANSACTION EXPENSES

Sales Load Imposed on Purchase Payments............None (1% bonus added to payment up to a maximum bonus
                                                   of $1,000 per Contract year)

Maximum Deferred Sales Load:

                                              MAXIMUM DEFERRED SALES CHARGE
                                                   AS A PERCENTAGE OF
  CONTRACT YEARS AFTER PAYMENT                 PURCHASE PAYMENT WITHDRAWN*
  ----------------------------                -----------------------------
        0...................................     8% plus return of 1% bonus
        1 year..............................     7% plus return of 1% bonus
        2 years.............................     6% plus return of 1% bonus
        3 years.............................     5% plus return of 1% bonus
        4 years.............................     4% plus return of 1% bonus
        5 years.............................     3% plus return of 1% bonus
        6 years.............................     2% plus return of 1% bonus
        7 years.............................     1% plus return of 1% bonus
        8 or more years.....................     0%

      *The deferred sales load is not imposed on that portion of the withdrawals made in any Contract year equal to the first 10% of the Contract fund. The deferred sales load is not imposed in connection with the Critical Care Access feature and may be reduced on the withdrawal of purchase payments made on or after the annuitant's 81st birthday.

Annual Administrative Charge.........................................  None*

*If the Contract fund is less than $10,000, a $30 annual charge is assessed. This $30 fee will not be charged if the Contract fund is less than $10,000 as a result of a withdrawal due to confinement in a nursing home or hospital, or due to a terminal illness.

SEPARATE ACCOUNT ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE CONTRACT FUND)

            ALL SUBACCOUNTS

            Total Separate Account

               Annual Expenses (Mortality and Expense Risk Fee) .....  1.20%
                                                                       =====

THE PRUDENTIAL SERIES FUND, INC. ANNUAL EXPENSES (AS A PERCENTAGE OF PORTFOLIO AVERAGE NET ASSETS)


                                                                                                          HIGH
                               MONEY      DIVERSIFIED    GOVERNMENT     CONSERVATIVE       FLEXIBLE       YIELD
                               MARKET       BOND          INCOME         BALANCED         MANAGED         BOND
                              ---------- ------------  -------------- ---------------- ---------------  ---------

Investment Management
   Fee...................       .40%         .40%          .40%            .55%             .60%          .55%
Other Expenses...........       .03%         .03%          .04%            .01%             .02%          .02%
                                ----         ----          ----            ----             ----          ----
Total Series Fund
   Annual Expenses.......       .43%         .43%          .44%            .56%             .62%          .57%
                                ====         ====          ====            ====             ====          ====




                                                                                           SMALL
                                STOCK      EQUITY                       PRUDENTIAL     CAPITALIZATION               NATURAL
                                INDEX      INCOME         EQUITY         JENNISON          STOCK         GLOBAL    RESOURCES
                              ---------- ------------  -------------- ---------------- ---------------  --------- -------------
Investment Management
   Fee...................       .35%        .40%           .45%            .60%             .40%          .75%        .45%
Other Expenses...........       .02%        .01%           .01%            .04%             .10%          .10%        .09%
                                ----         ----          ----            ----             ----          ----        ----
Total Series Fund
   Annual Expenses.......       .37%        .41%           .46%            .64%             .50%          .85%        .54%
                                ====         ====          ====            ====             ====          ====

The purpose of the foregoing tables is to assist the Contract owners in understanding the expenses of The Prudential Individual Variable Contract Account and The Prudential Series Fund, Inc. (the "Series Fund") that they bear, directly or indirectly. See the sections on charges in this prospectus and the attached prospectus for the Series Fund. The above tables do not include any taxes attributable to premiums. Currently, there is no deduction for such taxes at the time purchase payments are made, but in some states a deduction is made when an annuity is effected.

Except for the Global Portfolio, Prudential reimburses a portfolio when its ordinary operating expenses, excluding taxes, interest, and brokerage commissions exceed 0.75% of the portfolios average daily net assets. The amounts listed for the portfolios under "Other Expenses" are based on amounts incurred in the last fiscal year.

EXAMPLES OF FEES AND EXPENSES

The following examples, and those on page 7, illustrate the cumulative dollar amount of all the above expenses that would be incurred on each $1,000 investment.

  .   The examples assume a consistent 5% annual return on invested assets;

  . The examples do not take into consideration any taxes attributable to premiums which may be payable at the time of annuitization or at the time of purchase payments;

  . The amounts shown are overstated for Contract funds over $10,000 and understated for Contract funds less than $10,000.


  . The examples assume that the operating expenses incurred in 1997 will continue for a 10 year period.


  . For periods less than 10 years, the expenses shown in Table I, describe applicable charges for the withdrawal of your entire Contract fund. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES INCURRED IN ANY GIVEN YEAR MAY BE MORE OR LESS THAN THOSE SHOWN IN THE EXAMPLES.

The portfolio example shows how the Year 1 expenses shown in Table I were calculated for the Money Market Portfolio, for each $1,000 invested. This assumes a withdrawal is made just prior to the end of the first year after payment. The amount of the Annual Administrative Charge in this example is calculated in a manner prescribed by the Securities and Exchange Commission.



Initial Investment                                                                1,000.00
Plus 1% Bonus                       ($1,000+$10)                                  1,010.00
Total Contract Expenses             (1.2 risk fees + .43 management fee + .075
                                             annual maintenance charge)              1.705%

Assumed 5% Rate of Return Minus

                                  Total Contract Expenses                            3.295%

Value of Funds                      ($1,010 x 3.295%)                                33.28
Total Value of Funds                ($1,010 + 33.28)                              1,043.28
Average Value of Funds              {($1,043 + 1,010)*12}                         1,026.64
Total Contract Expenses             ($1,026.64 x 1.705% (rounded))                   18.00

Contingent Deferred Sales Charges

Initial Investment                                                                1,000.00*
10% Charge Free Withdrawal                                                          100.00
Amount Subject to Withdrawal Charge                                                 900.00
Surrender Charge                     (900* 8.00%)                                    72.00
Plus Total Contract Expenses                                                         18.00
Total Charges                                                                        90.00



*Note that in this example, Prudential would recapture the 1% bonus that had been credited to the initial investment.

                                    EXAMPLES

TABLE I

If you withdraw your entire Contract fund thereby surrendering your Contract just prior to the end of the applicable time period, you would pay the following cumulative expenses on each $1,000 invested, assuming 5% annual return on assets:



                                                1 YEAR         3 YEARS        5 YEARS       10 YEARS
                                                ------         -------        -------       --------
   MONEY MARKET PORTFOLIO....................... $ 90           $ 96           $113           $203
   DIVERSIFIED BOND PORTFOLIO................... $ 90           $ 96           $113           $203
   GOVERNMENT INCOME PORTFOLIO.................. $ 90           $ 97           $114           $205
   CONSERVATIVE BALANCED PORTFOLIO.............. $ 91           $100           $120           $217
   FLEXIBLE MANAGED PORTFOLIO................... $ 91           $102           $123           $224
   HIGH YIELD BOND PORTFOLIO.................... $ 91           $101           $121           $219
   STOCK INDEX PORTFOLIO........................ $ 89            $94           $110           $197
   EQUITY INCOME PORTFOLIO...................... $ 89           $ 96           $112           $201
   EQUITY PORTFOLIO............................. $ 90           $ 97           $115           $207
   PRUDENTIAL JENNISON PORTFOLIO................ $ 92           $103           $124           $226
   SMALL CAPITALIZATION STOCK PORTFOLIO......... $ 90           $ 98           $117           $211
   GLOBAL PORTFOLIO............................. $ 94           $109           $135           $248
   NATURAL RESOURCES PORTFOLIO.................. $ 91           $100           $119           $215

As an example, if the entire Contract fund is invested in the Flexible Managed Portfolio, and you surrendered your Contract just prior to the end of 1 year, you would pay $91 per $1,000 invested, reflecting all charges including the 8% contingent deferred sales charge.


TABLE II

If you annuitize just before the end of the applicable time period, you would pay the following cumulative expenses on each $1,000 invested, assuming 5% annual return on assets:

   (Note: The 1, 3, and 5 Year columns reflect the imposition of the contingent deferred sales charge; however, some of the annuity options may not be subject to this charge after year 3. Where this is the case, the expenses shown in Table III below would be applicable. See page 16 under the SALES CHARGES ON WITHDRAWALS section.)


                                                1 YEAR         3 YEARS        5 YEARS       10 YEARS
                                                ------         -------        -------       --------
   MONEY MARKET PORTFOLIO....................... $ 90           $ 96           $113           $203
   DIVERSIFIED BOND PORTFOLIO................... $ 90           $ 96           $113           $203
   GOVERNMENT INCOME PORTFOLIO.................. $ 90           $ 97           $114           $205
   CONSERVATIVE BALANCED PORTFOLIO.............. $ 91           $100           $120           $217
   FLEXIBLE MANAGED PORTFOLIO................... $ 91           $102           $123           $224
   HIGH YIELD BOND PORTFOLIO.................... $ 91           $101           $121           $219
   STOCK INDEX PORTFOLIO........................ $ 89           $ 94           $110           $197
   EQUITY INCOME PORTFOLIO...................... $ 89           $ 96           $112           $201
   EQUITY PORTFOLIO............................. $ 90           $ 97           $115           $207
   PRUDENTIAL JENNISON PORTFOLIO................ $ 92           $103           $124           $226
   SMALL CAPITALIZATION STOCK PORTFOLIO......... $ 90           $ 98           $117           $211
   GLOBAL PORTFOLIO............................. $ 94           $109           $135           $248
   NATURAL RESOURCES PORTFOLIO.................. $ 91           $100           $119           $215


TABLE III

If you do not withdraw any portion of your Contract fund as of the end of the applicable time period, you would pay the following cumulative expenses on each $1,000 invested, assuming 5% annual return on assets:


                                                1 YEAR        3 YEARS       5 YEARS       10 YEARS
                                                ------        -------       -------       --------
   MONEY MARKET PORTFOLIO.......................  $ 18           $54           $ 93          $203
   DIVERSIFIED BOND PORTFOLIO...................  $ 18           $54           $ 93          $203
   GOVERNMENT INCOME PORTFOLIO..................  $ 18           $55           $ 94          $205
   CONSERVATIVE BALANCED PORTFOLIO..............  $ 19           $58           $100          $217
   FLEXIBLE MANAGED PORTFOLIO...................  $ 19           $60           $103          $224
   HIGH YIELD BOND PORTFOLIO....................  $ 19           $59           $101          $219
   STOCK INDEX PORTFOLIO........................  $ 17           $52           $ 90          $197
   EQUITY INCOME PORTFOLIO......................  $ 17           $54           $ 92          $201
   EQUITY PORTFOLIO.............................  $ 18           $55           $ 95          $207
   PRUDENTIAL JENNISON PORTFOLIO................  $ 20           $61           $104          $226
   SMALL CAPITALIZATION STOCK PORTFOLIO.........  $ 18           $56           $ 97          $211
   GLOBAL PORTFOLIO.............................  $ 22           $67           $115          $248
   NATURAL RESOURCES PORTFOLIO..................  $ 19           $58           $ 99          $215

Notice that in all 3 of the above tables, the level of cumulative charges is identical for the 10 year column. This is because at that point there are no contingent deferred sale charges taken by Prudential upon surrender or annuitization. It may be helpful to consider the dollar amounts shown as percentages of the amount invested ($1,000) over the period specified. In the case of the Money Market Portfolio, $203 at the end of 10 years equals $20.30 per year, or approximately 2.03% of $1,000. The above examples use as the annual Contract fee the average fee assess based on the aggregate annual Contract fees collected during the 12 month period ended December 31, 1997 divided by total assets allocated to the subaccounts.

                            ACCUMULATION UNIT VALUES
               THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT
                      PRUDENTIAL'S VARIABLE INVESTMENT PLAN
                        (CONDENSED FINANCIAL INFORMATION)




                                                                                  SUBACCOUNTS
                                                        ----------------------------------------------------------------------
                                                                                  MONEY MARKET
                                                        ----------------------------------------------------------------------
                                                         01/01/97    01/01/96    01/01/95    01/01/94    01/01/93    01/01/92
                                                            TO          TO          TO          TO          TO          TO
                                                         12/31/97    12/31/96    12/31/95    12/31/94    12/31/93    12/31/92
                                                        ----------  ----------  ----------  ----------  ----------  ----------

1. Accumulation unit value at beginning of period....   $    2.008  $    1.931  $    1.847  $    1.796  $    1.766  $   1.722
2. Accumulation unit value at end of period..........        2.092       2.008       1.931       1.847       1.796      1.766
3. Number of accumulation units outstanding at end of
   period............................................   16,449,578  20,966,170  21,383,688  19,719,686  21,196,310  25,559,750

                                                        ----------------------------------------------
                                                         01/01/91    01/01/90    01/01/89    01/01/88
                                                            TO          TO          TO          TO
                                                         12/31/91    12/31/90    12/31/89    12/31/88
                                                        ----------  ----------  ----------  ----------

                                                        $    1.641  $    1.536  $    1.423  $    1.341
                                                             1.722       1.641       1.536       1.423

                                                        27,651,809  28,665,736  21,867,895  20,062,883

                                                        ----------------------------------------------------------------------
                                                                                  DIVERSIFIED BOND
                                                        ----------------------------------------------------------------------
                                                         01/01/97    01/01/96    01/01/95    01/01/94    01/01/93    01/01/92
                                                            TO          TO          TO          TO          TO          TO
                                                         12/31/97    12/31/96    12/31/95    12/31/94    12/31/93    12/31/92
                                                        ----------  ----------  ----------  ----------  ----------  ----------

1. Accumulation unit value at beginning of period....   $    2.990  $    2.899  $    2.430  $    2.541  $    2.335  $    2.204
2. Accumulation unit value at end of period..........        3.208       2.990       2.899       2.430       2.541       2.335
3. Number of accumulation units outstanding at end of
   period............................................   15,781,677  17,983,051  17,350,482  19,297,770  22,228,674  19,270,816


                                                        ----------------------------------------------
                                                         01/01/91    01/01/90    01/01/89    01/01/88
                                                            TO          TO          TO          TO
                                                         12/31/91    12/31/90    12/31/89    12/31/88
                                                        ----------  ----------  ----------  ----------
                                                        $    1.916  $    1.790  $    1.596  $    1.493
                                                             2.204       1.916       1.790       1.596

                                                        15,157,524  13,436,702  14,674,397  16,270,961


                                                        ----------------------------------------------------------------------
                                                                                  GOVERNMENT INCOME
                                                        ----------------------------------------------------------------------
                                                         01/01/97     01/01/96    01/01/95    01/01/94    01/01/93    01/01/92
                                                            TO           TO          TO          TO          TO          TO
                                                         12/31/97     12/31/96    12/31/95    12/31/94    12/31/93    12/31/92
                                                        ----------  ----------  ----------  ----------  ----------  ----------

1. Accumulation unit value at beginning of period....   $    1.736   $     1.719  $    1.456  $    1.553  $    1.397  $    1.335
2. Accumulation unit value at end of period..........        1.881         1.736       1.719       1.456       1.553       1.397
3. Number of accumulation units outstanding at end of
   period............................................   26,590,965    32,103,624  36,188,716  42,950,931  51,712,560  31,196,202

                                                        ------------------------------------
                                                         01/01/91      01/01/90    05/01/89*
                                                            TO            TO          TO
                                                         12/31/91      12/31/90    12/31/89
                                                        ----------   -----------  ----------
                                                        $    1.164   $     1.108  $    1.000
                                                             1.335         1.164       1.108
                                                         5,114,032     1,876,055     523,730


                                                        ---------------------------------------------------------------------------
                                                                                  CONSERVATIVE BALANCED
                                                        ---------------------------------------------------------------------------
                                                          01/01/97    01/01/96      01/01/95     01/01/94     01/01/93    01/01/92
                                                             TO          TO            TO           TO           TO          TO
                                                          12/31/97    12/31/96      12/31/95     12/31/94     12/31/93    12/31/92
                                                        ----------- ------------  -----------  -----------  -----------  ----------

 1. Accumulation unit value at beginning of period....  $     3.424  $     3.077  $     2.655  $     2.713  $     2.447  $    2.316
 2. Accumulation unit value at end of period..........        3.839        3.424        3.077        2.655        2.713       2.447
 3. Number of accumulation units outstanding at end of
    period............................................  117,938,119  132,264,454  133,247,386  144,960,917  132,233,247  94,037,783


                                                        -------------------------------------------------
                                                          01/01/91     01/01/90      01/01/89   01/01/88
                                                             TO           TO            TO         TO
                                                          12/31/91     12/31/90      12/31/89   12/31/88
                                                        -----------  -----------   ----------  ----------

                                                        $     1.968  $     1.892   $    1.637  $    1.503
                                                              2.316        1.968        1.892       1.637
                                                         64,776,062   59,244,790   61,212,122  68,409,626


*Commencement of Business

 The financial statements of the Account are in the Statement of Additional Information.

                            ACCUMULATION UNIT VALUES
               THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT
                      PRUDENTIAL'S VARIABLE INVESTMENT PLAN
                  (CONDENSED FINANCIAL INFORMATION) (CONTINUED)



                                                                                  SUBACCOUNTS
                                                       ----------------------------------------------------------------------
                                                                                  FLEXIBLE MANAGED
                                                       ----------------------------------------------------------------------
                                                        01/01/97    01/01/96    01/01/95    01/01/94    01/01/93    01/01/92
                                                           TO          TO          TO          TO          TO          TO
                                                        12/31/97    12/31/96    12/31/95    12/31/94    12/31/93    12/31/92
                                                       ----------  ----------  ----------  ----------  ----------  ----------
1. Accumulation unit value at beginning of period....  $    3.895  $    3.469  $    2.828  $    2.955  $    2.587  $    2.434
2. Accumulation unit value at end of period..........       4.540       3.895       3.469       2.828       2.955       2.587
3. Number of accumulation units outstanding at end of
   period............................................  70,568,253  80,196,501  80,116,280  86,950,166  82,697,681  67,080,104


                                                       ----------------------------------------------
                                                        01/01/91    01/01/90    01/01/89    01/01/88
                                                           TO          TO          TO          TO
                                                        12/31/91    12/31/90    12/31/89    12/31/88
                                                       ----------  ----------  ----------  ----------
                                                       $    1.963  $    1.950  $    1.621  $    1.453
                                                            2.434       1.963       1.950       1.621

                                                       57,549,789  59,624,634  64,761,817  72,695,150


                                                       ----------------------------------------------------------------------
                                                                                  HIGH YIELD BOND
                                                       ----------------------------------------------------------------------
                                                        01/01/97    01/01/96    01/01/95    01/01/94    01/01/93    01/01/92
                                                           TO          TO          TO          TO          TO          TO
                                                        12/31/97    12/31/96    12/31/95    12/31/94    12/31/93    12/31/92
                                                       ----------  ----------  ----------  ----------  ----------  ----------
1. Accumulation unit value at beginning of period....  $    2.053  $    1.865  $    1.605  $    1.670  $    1.417  $    1.220
2. Accumulation unit value at end of period..........       2.308       2.053       1.865       1.605       1.670       1.417
3. Number of accumulation units outstanding at end of
   period............................................  15,264,711  16,519,861  15,869,142  15,675,021  14,204,249   8,951,297

                                                       ----------------------------------------------
                                                        01/01/91    01/01/90    01/01/89    01/01/88
                                                           TO          TO          TO          TO
                                                        12/31/91    12/31/90    12/31/89    12/31/88
                                                       ----------  ----------  ----------  ----------
                                                       $    0.887  $    1.019  $    1.052  $    0.941
                                                            1.220       0.887       1.019       1.052

                                                        5,593,083   5,320,712   8,625,344   6,337,850


                                                       ----------------------------------------------------------------------
                                                                                  STOCK INDEX
                                                       ----------------------------------------------------------------------
                                                        01/01/97    01/01/96    01/01/95    01/01/94    01/01/93    01/01/92
                                                           TO          TO          TO          TO          TO          TO
                                                        12/31/97    12/31/96    12/31/95    12/31/94    12/31/93    12/31/92
                                                       ----------  ----------  ----------  ----------  ----------  ----------
1. Accumulation unit value at beginning of period....  $    2.907  $    2.401  $    1.772  $    1.776  $    1.639  $    1.548
2. Accumulation unit value at end of period..........       3.816       2.907       2.401       1.772       1.776       1.639
3. Number of accumulation units outstanding at end of
period...............................................  33,400,486  32,289,212  26,855,828  25,648,545  24,959,253  19,968,362

                                                       ----------------------------------------------
                                                        01/01/91    01/01/90    01/01/89    01/01/88
                                                           TO          TO          TO          TO
                                                        12/31/91    12/31/90    12/31/89    12/31/88
                                                       ----------  ----------  ----------  ----------
                                                       $    1.208  $    1.268  $    0.980  $    0.859
                                                            1.548       1.208       1.268       0.980

                                                       12,084,160   5,936,971   4,352,361     960,235



                                                       ----------------------------------------------------------------------
                                                                                  EQUITY INCOME
                                                       ----------------------------------------------------------------------
                                                        01/01/97    01/01/96    01/01/95    01/01/94    01/01/93    01/01/92
                                                           TO          TO          TO          TO          TO          TO
                                                        12/31/97    12/31/96    12/31/95    12/31/94    12/31/93    12/31/92
                                                       ----------  ----------  ----------  ----------  ----------  ----------
1. Accumulation unit value at beginning of period....  $    3.044  $    2.530  $    2.104  $    2.099  $    1.737  $    1.596
2. Accumulation unit value at end of period..........       4.108       3.044       2.530       2.104       2.099       1.737
3. Number of accumulation units outstanding at end of
   period............................................  29,188,995  29,360,348  28,317,862  26,707,292  19,580,278   8,359,974

                                                       ----------------------------------------------
                                                        01/01/91    01/01/90    01/01/89    01/01/88
                                                           TO          TO          TO          TO
                                                        12/31/91    12/31/90    12/31/89    12/31/88
                                                       ----------  ----------  ----------  ----------
                                                       $    1.267  $    1.332  $    1.099  $    1.000
                                                            1.596       1.267       1.332       1.099

                                                        3,601,671   2,596,033   1,812,915     438,001




*Commencement of Business

The financial statements of the Account are in the Statement of Additional Information.

                            ACCUMULATION UNIT VALUES
               THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT
                      PRUDENTIAL'S VARIABLE INVESTMENT PLAN
                  (CONDENSED FINANCIAL INFORMATION) (CONTINUED)



                                                                                  SUBACCOUNTS
                                                       ---------------------------------------------------------------------
                                                                                  EQUITY
                                                       ---------------------------------------------------------------------
                                                        01/01/97    01/01/96    01/01/95    01/01/94    01/01/93    01/01/92
                                                           TO          TO          TO          TO          TO          TO
                                                        12/31/97    12/31/96    12/31/95    12/31/94    12/31/93    12/31/92
                                                       ----------  ----------  ----------  ----------  ----------  ----------
1. Accumulation unit value at beginning of period....  $    5.680  $    4.850  $    3.738  $    3.681  $    3.056  $    2.709
2. Accumulation unit value at end of period..........       6.996       5.680       4.850       3.738       3.681       3.056
3. Number of accumulation units outstanding at end of
   period............................................  47,230,540  50,992,740  48,356,691  44,189,146  39,039,555  29,987,497

                                                       ----------------------------------------------
                                                        01/01/91    01/01/90    01/01/89    01/01/88
                                                           TO          TO          TO          TO
                                                        12/31/91    12/31/90    12/31/89    12/31/88
                                                       ----------  ----------  ----------  ----------
                                                       $    2.176  $    2.323  $    1.812  $    1.567
                                                            2.709       2.176       2.323       1.812

                                                       25,189,460  23,155,951  24,216,949  26,268,202


                                                       ----------------------------------
                                                             PRUDENTIAL JENNISON
                                                       ----------------------------------
                                                        01/01/97    01/01/96   05/01/95*
                                                           TO          TO          TO
                                                        12/31/97    12/31/96    12/31/95
                                                       ----------  ----------  ----------
1. Accumulation unit value at beginning of period....  $    1.408  $    1.245  $    1.009
2. Accumulation unit value at end of period..........       1.832       1.408       1.245
3. Number of accumulation units outstanding at end of
   period............................................  11,790,707   8,907,930   3,331,892


                                                       ----------------------------------
                                                            SMALL CAPITALIZATION STOCK
                                                       ----------------------------------
                                                        01/01/97    01/01/96    05/01/95*
                                                           TO          TO           TO
                                                        12/31/97    12/31/96     12/31/95
                                                       ----------  ----------  ----------
1. Accumulation unit value at beginning of period....  $    1.408  $    1.190  $    1.002
2. Accumulation unit value at end of period..........       1.742       1.408       1.190
3. Number of accumulation units outstanding at end of
   period............................................   8,957,289   5,169,868   1,491,116


                                                       ---------------------------------------------------------------------
                                                                                  GLOBAL
                                                       ---------------------------------------------------------------------
                                                        01/01/97    01/01/96    01/01/95    01/01/94    01/01/93    01/01/92
                                                           TO          TO          TO          TO          TO          TO
                                                        12/31/97    12/31/96    12/31/95    12/31/94    12/31/93    12/31/92
                                                       ----------  ----------  ----------  ----------  ----------  ----------
1. Accumulation unit value at beginning of period....  $    1.814  $    1,533  $    1.339  $    1.425  $    1.007  $    1.056
2. Accumulation unit value at end of period..........       1.917       1.814       1.533       1.339       1.425       1.007
3. Number of accumulation units outstanding at end of
   period............................................  19,189,192  21,007,801  18,445,275  20,295,941   5,444,571   1,299,663

                                                       ----------------------------------
                                                        01/01/91    01/01/90    01/01/89*
                                                           TO          TO          TO
                                                        12/31/91    12/31/90    12/31/89
                                                       ----------  ----------  ----------
                                                       $    0.959  $    1.115  $    1.015
                                                            1.056       0.959       1.115

                                                        1,247,336     610,872     125,853


                                                       ---------------------------------------------------------------------
                                                                                  NATURAL RESOURCES
                                                       ---------------------------------------------------------------------
                                                        01/01/97    01/01/96    01/01/95    01/01/94    01/01/93    01/01/92
                                                           TO          TO          TO          TO          TO          TO
                                                        12/31/97    12/31/96    12/31/95    12/31/94    12/31/93    12/31/92
                                                       ----------  ----------  ----------  ----------  ----------  ----------
1. Accumulation unit value at beginning of period....  $    2.840  $    2.196  $    1.751  $    1.851  $    1.497  $    1.412
2. Accumulation unit value at end of period..........       2.481       2.840       2.196       1.751       1.851       1.497
3. Number of accumulation units outstanding at end of
   period............................................   9,429,004  10,476,240   8,792,973   8,870,868   5,634,046   3,079,123

                                                       ----------------------------------------------
                                                        01/01/91    01/01/90    01/01/89    01/01/88
                                                           TO          TO          TO          TO
                                                        12/31/91    12/31/90    12/31/89    12/31/88
                                                       ----------  ----------  ----------  ----------
                                                       $    1.295  $    1.391  $    1.038  $    1.000
                                                            1.412       1.295       1.391       1.038

                                                        3,120,415   3,256,246   1,098,505     280,510




*Commencement of Business

The financial statements of the Account are in the Statement of Additional Information.

                      GENERAL INFORMATION ABOUT PRUDENTIAL,
                   THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT
                  ACCOUNT, AND THE VARIABLE INVESTMENT OPTIONS
                          AVAILABLE UNDER THE CONTRACT

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA


The Prudential Insurance Company of America ("Prudential") is a mutual insurance company, founded in 1875 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, the U.S. Virgin Islands and in all states. These Contracts are not offered in any state in which the necessary approvals have not yet been obtained.

Prudential is currently considering reorganizing itself into a stock company. This form of reorganization, known as demutualization, is a complex process that may take two or more years to complete. No plan of demutualization has been adopted yet by Prudential's Board of Directors. Adoption of a plan of demutualization would occur only after enactment of appropriate legislation in New Jersey and would have to be approved by Prudential's policyholders and appropriate state insurance regulators. Throughout the process, there will be a continuing evaluation by the Board of Directors and management of Prudential as to the desirability of demutualization. The Board of Directors, in its discretion, may choose not to demutualize or to delay demutualization for a time.


Prudential's financial statements appear in the statement of additional information and should be considered only as bearing upon Prudential's ability to meet its obligations under the Contracts.

THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT

The Prudential Individual Variable Contract Account (the "Account") was established on October 12, 1982 under New Jersey law as a separate investment account. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Prudential's other assets.

The obligations to Contract owners and beneficiaries arising under the Contract are general corporate obligations of Prudential. Prudential is also the legal owner of the assets in the Account. Prudential will at all times maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Account. These assets may not be charged with liabilities which arise from any other business Prudential conducts. In addition to these assets, the Accounts assets may include funds contributed by Prudential to commence operation of the Account and may include accumulations of the charges Prudential makes against the Account. From time to time these additional assets will be transferred to Prudential's general account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Account.

The Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Account. For state law purposes, the Account is treated as a part or division of Prudential. There are currently thirteen subaccounts within the Account, each of which invests in a single corresponding portfolio of the Series Fund. Additional subaccounts may be added in the future. The Accounts financial statements appear in the statement of additional information.

THE PRUDENTIAL SERIES FUND, INC.

The Prudential Series Fund, Inc. (the "Series Fund") is registered under the 1940 Act as an open-end diversified management investment company. Its shares are currently sold only to separate accounts of Prudential and certain other insurers that offer variable life insurance and variable annuity contracts. The Account will purchase and redeem shares from the Series Fund at net asset value. Shares will be redeemed to the extent necessary for Prudential to provide benefits under the Contract and to transfer assets from one subaccount to another, as requested by Contract owners. Any dividend or capital gain distribution received from a portfolio of the Series Fund will be reinvested immediately at net asset value in shares of that portfolio and retained as assets of the corresponding subaccount.


Prudential is the investment advisor for the assets of each of the portfolios of the Series Fund. Prudential's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Prudential has a Service Agreement with its wholly-owned subsidiary The Prudential Investment Corporation ("PIC"), which provides that, subject to Prudential's supervision, PIC will furnish investment advisory services in connection with the management of the Series Fund. In addition, Prudential has entered into a Subadvisory Agreement with its wholly-owned subsidiary Jennison Associates Capital Corp. ("Jennison"), under which Jennison furnishes investment advisory services in connection with the management of the Prudential Jennison Portfolio. Further detail is provided in the prospectus and statement of additional information for the Series Fund. Prudential, PIC, and Jennison are registered as investment advisors under the Investment Advisers Act of 1940.

As an investment advisor, Prudential charges the Series Fund a daily investment management fee as compensation for its services. The following table shows the investment management fee charged for each portfolio of the Series Fund available for investment by Contract owners.

     --------------------------------------------------------------------------

                                                         ANNUAL INVESTMENT
                                                         MANAGEMENT FEE AS
                                                      A PERCENTAGE OF AVERAGE
      PORTFOLIO                                           DAILY NET ASSETS

     --------------------------------------------------------------------------

      MONEY MARKET PORTFOLIO                                   0.40%
      DIVERSIFIED BOND PORTFOLIO                               0.40%
      GOVERNMENT INCOME PORTFOLIO                              0.40%
      CONSERVATIVE BALANCE PORTFOLIO                           0.55%
      FLEXIBLE MANAGED PORTFOLIO                               0.60%
      HIGH YIELD BOND PORTFOLIO                                0.55%
      STOCK INDEX PORTFOLIO                                    0.35%
      EQUITY INCOME PORTFOLIO                                  0.40%
      EQUITY PORTFOLIO                                         0.45%
      PRUDENTIAL JENNISON PORTFOLIO                            0.60%
      SMALL CAPITALIZATION STOCK PORTFOLIO                     0.40%
      GLOBAL PORTFOLIO                                         0.75%
      NATURAL RESOURCES PORTFOLIO                              0.45%
     --------------------------------------------------------------------------

It is conceivable that in the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual fund. Although neither the companies which invest in the Series Fund, nor the Series Fund currently foresees any such disadvantage, the Series Fund's Board of Directors intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. Material conflicts could result from such things as:
(1) changes in state insurance law; (2) changes in federal income tax law; (3) changes in the investment management of any portfolio of the Series Fund; or (4) differences between voting instructions given by variable life insurance and variable annuity contract owners.

A FULL DESCRIPTION OF THE SERIES FUND, ITS INVESTMENT OBJECTIVES, MANAGEMENT, POLICIES, AND RESTRICTIONS, ITS EXPENSES, THE RISKS ATTENDANT TO INVESTMENT THEREIN--INCLUDING ANY RISKS ASSOCIATED WITH INVESTMENT IN THE HIGH YIELD BOND PORTFOLIO--AND ALL OTHER ASPECTS OF ITS OPERATION IS CONTAINED IN THE ATTACHED PROSPECTUS FOR THE SERIES FUND AND IN ITS STATEMENT OF ADDITIONAL INFORMATION, WHICH SHOULD BE READ IN CONJUNCTION WITH THIS PROSPECTUS. THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE MET.

The Prudential Variable Contract Real Property Account

The Prudential Variable Contract Real Property Account (the "Real Property Account") is a separate account of Prudential that, through a general partnership formed by Prudential and two of its subsidiaries, invests primarily in income-producing real property such as office buildings, shopping centers, agricultural land, hotels, apartments or industrial properties. It also invests in mortgage loans and other real estate-related investments, including sale-leaseback transactions. The objectives of the Real Property Account and the partnership are to preserve and protect capital, provide for compounding of income as a result of reinvestment of cash flow from investments, and provide for increases over time in the amount of such income through appreciation in the value of assets.

The partnership has entered into an investment management agreement with Prudential, under which Prudential selects the properties and other investments held by the partnership. Prudential charges the partnership a daily fee for investment management which amounts to 1.25% per year of the average daily gross assets of the partnership.

A FULL DESCRIPTION OF THE REAL PROPERTY ACCOUNT, ITS MANAGEMENT, POLICIES, AND RESTRICTIONS, ITS CHARGES AND EXPENSES, THE RISKS ATTENDANT TO INVESTMENT THEREIN, THE PARTNERSHIP'S INVESTMENT OBJECTIVES, AND ALL OTHER ASPECTS OF THE REAL PROPERTY ACCOUNT'S AND THE PARTNERSHIP'S OPERATIONS IS CONTAINED IN THE ATTACHED PROSPECTUS FOR THE REAL PROPERTY ACCOUNT, WHICH SHOULD BE READ TOGETHER WITH THIS PROSPECTUS BY ANY CONTRACT OWNER CONSIDERING THE REAL ESTATE INVESTMENT OPTION. THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE MET.

                     DETAILED INFORMATION ABOUT THE CONTRACT

REQUIREMENTS FOR ISSUANCE OF A CONTRACT


The minimum initial purchase payment is $1,000 ($100, if under payroll deduction). The Contract may generally be issued on proposed annuitants below the age of 86. Before issuing any Contract, Prudential requires submission of certain information. Following Prudential's review of the information and approval of issuance of the Contract, a Contract will be issued that sets forth precisely the owner's rights and the Company's obligations. The Contract owner may thereafter make additional purchase payments of $100 or more per investment option, but there is no obligation to do so. These additional purchase payments may be made by check payable to the order of Prudential and mailed to the Annuity Service Center accompanied by forms that will be provided for this purpose. Prudential currently will not accept purchase payments on and after the Contract anniversary next following the annuitant's 85th birthday, but reserves the right to do so.


The Contract date will be the date Prudential received the initial purchase payment and certain required documentation. The amount credited under the Contract begins to vary on that date to reflect the investment results of the investment option[s] and/or the interest rate declared for the fixed-rate option as chosen by the applicant. If the issuance of the Contract is not approved, because the current underwriting requirements are not met, the purchase payment will promptly be returned. The Company reserves the right to change these requirements on a non-discriminatory basis.

SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK"


Generally, a Contract may be returned for a refund within 10 days after it is received by the Contract owner. Some states allow a longer period of time during which a Contract may be returned for a refund. A refund can be requested by mailing or delivering the Contract to the representative who sold it or to the Annuity Service Center. The Contract owner will then receive a refund of all purchase payments made, plus or minus any change due to investment experience in the value of the invested portion of the payments, excluding any bonus paid on the purchase payments, calculated as if no charges had been made against the Account or the Series Fund. However, if applicable law so requires, the Contract owner who exercises his or her short-term cancellation right will receive a refund of all purchase payments made, excluding any bonus paid on the purchase payments, with no adjustment for investment experience.


ALLOCATION OF PURCHASE PAYMENTS


The Contract owner determines how the purchase payment will be allocated among the subaccounts, the Real Property Account, and the fixed-rate option, by specifying the desired allocation on the application form for a Contract. You may change subsequent purchase payment allocations by providing us with proper written instructions. You may also change subsequent purchase payment allocations by telephoning the Annuity Service Center, provided the Contract owner is enrolled to use the Telephone Transfer System. If, after you have made one purchase payment, you send Prudential an additional purchase payment without instructions about how the purchase payment should be allocated, Prudential will allocate the purchase payment in the same proportions as the most recent purchase payment you made.

Additionally, a feature called Dollar Cost Averaging ("DCA") is available to Contract owners. If you wish, purchase payments allocated to the portion of the Money Market subaccount used for this feature (the "DCA account"), and designated dollar amounts will be transferred monthly from the DCA account to other investment options available under the Contract, excluding the Money Market subaccount and the fixed-rate option, but including the Real Property Account. Automatic monthly transfers must be at least 3% of the amount initially allocated to the DCA account (that is, if $10,000 is initially allocated, the minimum monthly transfer is $300), with a minimum of $20 transferred into any one investment option. These amounts are subject to change at Prudential's discretion. The minimum transfer amount will only be recalculated if the amount designated for transfer is increased.


When you establish DCA at issue, you must allocate to the DCA account the greater of $2,000 or 10% of the initial purchase payment. When you establish DCA after issue, you must allocate to the DCA account at least $2,000. These minimums are subject to change at Prudential's discretion. After DCA has been established and as long as the DCA account has a positive balance, you may allocate or transfer amounts to the DCA account, subject to the limitations on purchase payments and transfers generally. In addition, if you have already established DCA, your purchase payment allocation instructions may include an allocation of all or a portion of all your purchase payments to the DCA account.

Each automatic monthly transfer will take effect as of the end of the valuation period on the Monthly date (i.e. the Contract date and the same date in each subsequent month), provided the New York Stock Exchange ("NYSE") is open on that date. If the NYSE is not open on the Monthly date, the transfer will take effect as of the end of the valuation period on the next day that the NYSE is open. If the Monthly date does not occur in a particular month

(e.g., February 30), the transfer will take effect as of the end of the valuation period on the last day of that month that the NYSE is open. Automatic monthly transfers will continue until the balance in the DCA account reaches zero, or until the Contract owner gives notification of a change in allocation or cancellation of the feature. If you have an outstanding payment allocation to the DCA account, but your DCA option has previously been canceled, purchase payments allocated to the DCA account will be allocated to the Money Market subaccount. Currently, there is no charge for using the DCA feature.

ADDITIONAL AMOUNTS

During the first 3 Contract years, and in Contract years thereafter at Prudential's discretion, Prudential will add an Additional Amount, as a bonus, of 1% to every purchase payment that you make and allocate that Additional Amount to the subaccounts, the Real Property Account, and the fixed-rate option in the same manner as your purchase payment. Prudential reserves the right, however, to limit its payment of such Additional Amounts to $1,000 in each Contract year. This Additional Amount, or bonus, will work as follows. Suppose you make an initial purchase payment of $2,000 to be allocated equally to the Equity Subaccount and the fixed-rate option. Prudential will increase the payment by 1%, or $20, and allocate $1,010 to both the Equity Subaccount and to the fixed-rate option. Later in the year you send an additional purchase payment of $600, but you fail to indicate how it should be applied. Prudential will increase that amount by 1% or $6, and based on your most recent instruction, will allocate $303 to both the Equity Subaccount and to the fixed-rate option.

The Additional Amount will not be subject to taxes attributable to premiums. It will, however, be recaptured by Prudential in the event you make a withdrawal of a purchase payment on which an Additional Amount was paid within 8 Contract years after the payment, unless such withdrawn purchase payment is used to effect an annuity that is not subject to a sales charge or is subject to a reduced sales charge. See SALES CHARGES ON WITHDRAWALS, page 16, and RECAPTURE OF ADDITIONAL AMOUNTS, page 18.

TRANSFERS


You may transfer the portions of your Contract fund allocated to any subaccount to any of the other subaccounts, to the Real Property Account or to the fixed-rate option without charge. Transfers must be $300 or more, or the amount in the subaccount, if less, and must not cause the amount credited to you in any subaccount to be less than $300, unless you transfer the entire amount in that subaccount. You may transfer amounts by proper written notice tothe Annuity Service Center, or by telephone unless you ask that transfers by telephone not be made.


Prudential has adopted procedures designed to ensure that requests by telephone are genuine and will require appropriate identification for that purpose. Prudential will not be liable for following telephone instructions that it reasonably believes to be genuine. Prudential cannot guarantee that owners will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.


You may make up to four transfers per Contract year during the period before annuity payments begin. Currently, you may make additional transfers without Prudential's consent. After variable annuity payments begin, part or all of the interest in a subaccount may be transferred to one or more other subaccounts. The annuitant may then make up to four transfers per Contract year. Currently, you may make additional transfers without Prudential's consent. Any partial transfer will require Prudential's consent if either the number of Subaccount Annuity Units to be transferred or the number to be retained, multiplied by the corresponding Subaccount Annuity Unit Value on the effective date of the transfer, is less than $20. Transfers among subaccounts will take effect as of the end of the valuation period in which a proper transfer request is received at the Annuity Service Center, except that if the request is received within 7 days of an annuity payment date, it will be made on the first business day after the annuity payment date.


Transfers from the fixed-rate option to the variable investment options are currently permitted once each Contract year during a 30-day period. Currently that period begins on the Contract anniversary. Prudential reserves the right to change the beginning date of the transfer period. The maximum amount which may currently be transferred out of the fixed-rate option each year is the greater of: (a) 25% of the amount in the fixed-rate option, and (b) $2,000. Transfer requests received prior to the Contract anniversary will be effected on the Contract anniversary. Transfer requests received within the 30-day period beginning on the Contract anniversary will be effected as of the end of the valuation period in which a proper transfer request is received at a Prudential Home Office. These limits are subject to change in the future. Although it is not Prudential's present practice to do so, we may in the future permit transfers outside of the 30-day period referred to above and change the maximum amount that may be transferred out of the fixed-rate option. Transfers to and from the Real Property Account are subject to restrictions described in the attached prospectus for the Real Property Account.


The Contract was not designed for professional market timing organizations or other organizations or individuals using programmed, large or frequent transfers. A pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Series Fund and will be discouraged. If such a pattern were to be found, we may be required to modify the transfer procedures including but not limited to, not accepting transfer requests of an agent acting under a power of attorney on behalf of more than one owner.

WITHDRAWALS

You may at any time withdraw all of your investment in the Contract fund. However, Prudential's consent will be required for a partial withdrawal if the amount requested is less than $300 or if it would reduce the amount credited under the Contract to less than $300. Prudential will generally pay the amount of any withdrawal within 7 days after it receives a properly completed withdrawal request. The amount of your requested withdrawal, plus any applicable sales charge and any applicable recapture of additional amounts, will be deducted from your Contract fund. Any tax withholding required by law will be deducted from the amount of your requested withdrawal. Prudential may delay payment of any withdrawal allocable to the subaccount[s] for a longer period if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC or the SEC declares that an emergency exists. With respect to the amount of any withdrawal allocable to the fixed-rate option, Prudential expects to pay the withdrawal promptly upon request. However, Prudential has the right to delay payment of such withdrawal for up to 6 months (or a shorter period if required by applicable law). Prudential will pay interest of at least 3% a year if it delays such a payment for 30 days or more (or a shorter period if required by applicable law).

Prudential also offers an Automated Withdrawal feature which enables Contract owners to receive periodic withdrawals either monthly, quarterly, semi-annually or annually. Withdrawals may be made from a designated investment option or proportionally from all investment options. Withdrawals must be in a specified amount rather than a percentage of the amount in the investment option. Withdrawal charges may apply if the withdrawals in any Contract year exceed the withdrawal-free amount.

A withdrawal will generally have federal income tax consequences, which could include tax penalties. You should consult with a tax advisor before making a withdrawal. See FEDERAL TAX STATUS, page 20.

DEATH BENEFIT

If one annuitant is named in the Contract (and under the WA-83 Contract, only one annuitant may be named under the Contract. See item 2 under DIFFERENCES UNDER THE WVA-83 CONTRACT, page 26) or if the annuitant is the last surviving annuitant under the Contract, and such annuitant should die before any annuity payments have been received under the Contract, a death benefit, calculated as of the date due proof of death is received by Prudential, will be payable to the beneficiary you designate. The beneficiary will have the right to elect to receive this amount (without the imposition of any sales charge or any further annual maintenance charge) in one sum, in periodic payments, in the form of a lifetime annuity or in a combination of these ways. Payments will begin once Prudential receives all information necessary to process the claim. Unless the beneficiary has been irrevocably designated, you may change the beneficiary at any time.

If the annuitant should die before reaching age 65 and before the annuity date, the amount payable to the beneficiary will be at least equal to the total amount of purchase payments you have made plus any bonus credited by Prudential (reduced by any previous withdrawal[s] in the same proportion that such withdrawal[s] reduced your Contract fund on the withdrawal date[s]), even if the value of your Contract fund is less than this minimum amount. (Under the WVA-83 Contract, the minimum amount payable to the beneficiary is determined in a different manner. See item 3 under DIFFERENCES UNDER THE WVA-83 CONTRACT, page 26.) If the value of your Contract fund is greater, however, that value will be payable to the beneficiary. If the annuitant dies after the age of 65 but before the annuity date, the death benefit payable to the beneficiary will be the value of your Contract fund. If the annuitant dies after he or she has begun to receive annuity payments, the death benefit, if any, will be determined by the type[s] of annuity payment you have selected. See EFFECTING AN ANNUITY, page 21.

If two annuitants are named in the Contract (only one annuitant may be named under the WVA-83 Contract and therefore this paragraph does not apply to that Contract; see item 2 under DIFFERENCES UNDER THE WVA-83 CONTRACT, page 26), and one annuitant dies before age 65 and before the annuity date, while the other annuitant is still living, a comparison will be made, on the date of due proof of the death of the annuitant, between your Contract fund and the total amount of purchase payments you have made plus any bonus credited by Prudential (reduced by any previous withdrawal[s] in the same proportion that such withdrawal[s] reduced your Contract fund on the withdrawal date[s]). If the total amount of purchase payments plus any bonus so calculated is greater, the difference will be credited to your Contract fund. You may withdraw your Contract fund without charge within 30 days following the date of due proof of the death of the annuitant.

VALUATION OF CONTRACT OWNER'S CONTRACT FUND

The value of your Contract fund is the sum of your interests in the variable investment options and in the fixed-rate option. The value of your Variable Account is the sum of your separate interests in each subaccount or the Real Property Account. These values are measured in Units, for example, Money Market Units, Diversified Bond Units or Flexible Managed Units. You are credited with Units in each subaccount in which you invest. Every purchase payment you make is converted into Units of the subaccount or subaccounts you have chosen by dividing the amount of the purchase payment by the Unit Value for the subaccount to which you have allocated that purchase payment. With regard to purchase payments subsequent to the initial payment (described above), this is done as of the end of the valuation period in which the payment is received at the Annuity Service Center. The value of these Units changes each day to reflect the investment results and expenses of and deductions of charges from the Series Fund portfolios in which the assets of the subaccount are invested, in much the same way that the share values of a mutual fund change each day. The manner in which the computation is made is complicated and differs somewhat from how mutual fund share values are determined. It is explained on page C1 of the statement of additional information. The result is much the same, however. For example, the product of the number of Diversified Bond Units that are credited to your Variable Account multiplied by the Diversified Bond Unit Value on any day is the value of your exact proportionate share of the net assets of the Diversified Bond Subaccount on that day, just as the number of shares you might hold in a mutual fund multiplied by the value of a share represents the value of your proportionate share of the net assets of the mutual fund.


There is, of course, no guarantee that the value of your Contract fund will increase or that it will not fall below the amount of your total purchase payments. However, Prudential guarantees a minimum interest rate of 3% a year on that portion of the Contract fund allocated to the fixed-rate option. Excess interest on payments allocated to the fixed-rate option may be credited in addition to the 3% guaranteed interest rate. See THE FIXED-RATE OPTION, page 19. The valuation of the portion of the Contract fund allocated to the Real Property Account is described in the attached prospectus for the Real Property Account.

If applicable, on each Contract anniversary date before the Annuity date, Prudential makes an annual maintenance charge of up to $30. See ANNUAL MAINTENANCE CHARGE, page 18. If the Contract fund is allocated to more than one investment option, the charge will be divided on a pro rata basis, according to the value held in each subaccount, the Real Property Account, and/or the fixed-rate option. This charge will also be made, as a deduction from the proceeds of the withdrawal, if you withdraw your entire Contract fund during the year, including a withdrawal to effect an annuity under your Contract. That portion of the maintenance charge which is attributable to your Variable Account will be assessed by reducing the number of Units credited to your Variable Account.

                          CHARGES, FEES, AND DEDUCTIONS


1. PREMIUM TAXES. A charge may be deducted for taxes attributable to premiums. For these purposes, "taxes attributable to premiums" shall include any state or local premium taxes and, where approval has been obtained, any federal premium taxes and any federal, state or local income, excise, business or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. If Prudential pays a state or local tax at the time purchase payments are made, the deduction will be made at that time based on the applicable rate. Currently, no such deduction is made from purchase payments in any state. In some states, however, Prudential pays a premium tax when an annuity is effected. In those states, the tax will be deducted at that time. The tax rates currently in effect in those states that impose a tax range from 0.5% to 5%. Prudential also reserves the right to deduct from each purchase payment a charge up to a maximum of 0.3% for federal income taxes measured by premiums in those states where approval has been obtained. Currently, no such charge is being made in any state.


2. SALES CHARGES ON WITHDRAWALS. A deferred sales charge may be imposed on the withdrawal of purchase payments. The charge compensates Prudential for paying all of the expenses of selling and distributing the Contracts, including commissions, preparation of sales literature, and other promotional activities. Any amount that you withdraw may be treated for the purpose of determining sales charges as a withdrawal of investment income, until you have withdrawn an amount equal to your investment income. There is no sales charge on the withdrawal of investment income. For the purpose of determining sales charges, further withdrawals will be considered withdrawals of purchase payments. Purchase payments are deemed to be withdrawn on a first-in, first-out basis (that is, your first purchase payments will be the first withdrawn). The amount of any sales charge will depend on the purchase payments withdrawn and the number of Contract years that have elapsed since you made the particular purchase payments. Your first Contract year begins on the date your initial purchase payment is invested in the Contract fund (the Contract date). A subsequent Contract year begins on each anniversary of the Contract date. (Under the WVA-83 Contract, purchase payments, rather than investment income, are deemed removed first under a withdrawal. Generally, sales charges on withdrawals under the VIP-84 Contract and the VIP-86 Contract as described in this section will be less than under the WVA-83 Contract because investment income is deemed removed before purchase payments, and investment income is not subject to sales charges. However, due to the possibility of flexible purchase payments, multiple withdrawals and a variable return, it is not possible to categorically state that the VIP-84 Contract and the VIP-86 Contract result in lower charges. For a more detailed description of sales charges on withdrawals under the WVA-83 Contract, see item 1 under DIFFERENCES UNDER THE WVA-83 CONTRACT, page 26.)

In each Contract year you may make withdrawals of purchase payments from your Contract fund of up to 10% of the value of the Contract fund as of the date of the first withdrawal in that Contract year, without incurring a sales charge. This charge-free withdrawal amount does not accumulate from Contract year to Contract year. If you withdraw all or part of a purchase payment before the end of the Contract year during which it was made, the sales charge will be 8% of the purchase payment that you withdraw, subject to the 10% free withdrawal privilege. For example, suppose you make an initial purchase payment of $1,000. Within the same Contract year you withdraw $450 and at the time of that withdrawal the value of your Contract Fund has grown to $1,100 (due to the credit of $10 for the 1% additional amount and $90 in investment earnings). Since withdrawals are deemed for sales charge purposes to consist of investment income first, the amount subject to a sales charge is $360 ($450 minus $90 of investment income). However, 10% of the value of your Contract fund at the time of the first withdrawal in the Contract year during which the withdrawal is made may be withdrawn without charge. Ten percent of $1,100 is $110. Thus, the sales charge, which generally is also withdrawn from the Contract fund, will be 8% of $250 (the $360 purchase payment withdrawn minus $110), which is $20. (This withdrawal would also involve a recapture of $3.60 of the 1% additional amount. See RECAPTURE OF ADDITIONAL AMOUNTS, page 18.)

In addition, Critical Care Access is available for Contracts issued on or after February 1, 1985. Based on regulatory approval of the Waiver of Withdrawal Charges endorsement, all or part of any withdrawal and maintenance charges associated with a full or partial withdrawal, or any annuitization or withdrawal charge due on the annuity date, will be waived following the receipt of due proof that the annuitant or co-annuitant (if applicable) has been confined to an eligible nursing home or hospital for a period of at least 3 months or a physician has certified that the annuitant or co-annuitant (if applicable) has 6 months or less to live.

The sales charge imposed on the withdrawal of a purchase payment during the Contract year beginning after the purchase payment was made is 7% and continues to decrease by 1% per year in accordance with the following table:

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                                                                                   THE SALES CHARGE WILL BE EQUAL TO
                 FOR WITHDRAWALS OF PURCHASE PAYMENTS                               THE FOLLOWING PERCENTAGE OF THE
                  DURING THE CONTRACT YEAR INDICATED                                PURCHASE PAYMENT WITHDRAWN (A)
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   Contract Year in Which Payment Made                                                            8%
   First Contract Year Following Year in Which Payment Made                                       7%
   Second Contract Year Following Year in Which Payment Made                                      6%
   Third Contract Year Following Year in Which Payment Made                                       5%
   Fourth Contract Year Following Year in Which Payment Made                                      4%
   Fifth Contract Year Following Year in Which Payment Made                                       3%
   Sixth Contract Year Following Year in Which Payment Made                                       2%
   Seventh Contract Year Following Year in Which Payment Made                                     1%
   Subsequent Contract Years                                                                   No Charge
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   (a) Subject to 10% free withdrawal described above.

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For purchase payments on and after the annuitant's 81st birthday, the sales charge percentages described in the above table for withdrawals of such purchase payments will be subject to reduction based on reductions in costs for purposes of complying with state non-forfeiture law. Prudential may reduce or eliminate the amount of the sales charge when a Contract is sold under circumstances which reduce its sales expenses. Some examples are: if there is a large group of individuals that will be purchasing the Contract or a prospective purchaser already has a relationship with Prudential or its affiliates.


Under the VIP-84 Contract and the VIP-86 Contract, withdrawals are considered, for federal income tax purposes as well as for the purpose of determining the amount of any sales charge, as having been made first from investment income. (Under the WVA-83 Contract, withdrawals are also considered, for federal income tax purposes, as having been made first from investment income, even though Prudential treats them, for purposes of determining any sales charge, as having been made first from purchase payments -- see item 1 under DIFFERENCES UNDER THE WVA-83 CONTRACT, page 26 and TAXES PAYABLE BY CONTRACT OWNERS, page 20.)

Your withdrawal request must specify the source from which the withdrawal is to be made. If you fail to specify, your withdrawal, subject to minimum amount requirements, will be allocated among the variable investment options in which you have an interest and the fixed-rate option, if a portion of your Contract fund is held under that option, in the same proportions as the value of your interest in the variable investment options and in the fixed-rate option bears to the total value of your Contract fund. Your sales charge will be determined without reference to the source of the withdrawal. The charge will be determined by reference to the period that has elapsed since your earliest purchase payment not yet withdrawn, even if that payment was not originally invested in or has subsequently been transferred from the source from which the withdrawal was made.

Under the VIP-86 Contract, an annuity may not be effected earlier than 3 years after the Contract date. If an annuity is effected 3 or more years after the Contract date under the Supplemental Life Annuity Option (see ANNUITY OPTIONS UNDER THE VIP-86 CONTRACT, page 22), there will be no sales charge deducted. If an annuity is effected under one of the other annuity options under the VIP-86 Contract, the sales charge will be determined as described in the above table.

Under the VIP-84 Contract, if an annuity is effected at any time after the Contract date under the Supplemental Life Annuity Option (see ANNUITY OPTIONS UNDER THE WVA-83 AND VIP-84 CONTRACTS, page 23), there will be no sales charge deducted. If an annuity is effected under one of the other annuity options under the VIP-84 Contract less than 3 years after the Contract date, the sales charge will be determined as described in the above table. However, if an annuity is effected under one of such other annuity options (excluding the Annuity Certain Option) 3 or more years after the Contract date, the sales charge will be 4% less than each percentage shown in the above table (the sales charge applied to a withdrawal to effect the Annuity Certain Option will be determined as described in the above table).

An annuity is effected by applying the annuity purchase rates set forth in your Contract to the amount credited to your Contract fund--less any applicable sales charge, recapture of Additional Amounts (see RECAPTURE OF ADDITIONAL AMOUNTS, below), premium tax (see PREMIUM TAXES, page 16), and annual maintenance charge (see ANNUAL MAINTENANCE CHARGE, below)--on the date the annuity is effected. The amount of the annuity payments that you will receive monthly will depend upon the form of the annuity you select and, for a variable annuity, upon the investment performance of the subaccount or subaccounts in which the assets are held. See EFFECTING AN ANNUITY, page 21.

3. RECAPTURE OF ADDITIONAL AMOUNTS. If you make a withdrawal which consists partially or wholly of purchase payments, Prudential may recapture the Additional Amounts that were credited to your Contract fund. If the duration from the start of the Contract year in which a purchase payment was made to the start of the Contract year of withdrawal is less than 8 years (except as provided in the following paragraph, this includes withdrawals made for the purpose of applying some or all of the Contract fund to effect an annuity), Prudential will recapture the Additional Amounts originally credited upon the portion of the purchase payments being withdrawn. If the duration from the start of the Contract year of purchase payment to the start of the Contract year of withdrawal is 8 years or more, the Additional Amounts credited will not be recaptured. For example, suppose you make an initial purchase payment of $1,000 for which you are credited with a bonus of 1% or $10. In the second year you make an additional payment of $2,400, and are credited with an additional bonus of $24. In the fifth Contract year you request a partial withdrawal of $1,600. On the date of the withdrawal, the value of your Contract fund is $3,900, which includes $466 of earnings. Thus the requested withdrawal represents a withdrawal of $1,134 of purchase payments. Because $1,134 of purchase payments is being withdrawn and the duration from the start of the Contract years of these purchase payments to the Contract year of withdrawal is less than 8 years, the portion of the Additional Amounts recaptured will be $11.34 (1% of $1,134).

Prudential will not recapture Additional Amounts paid on any purchase payment[s] withdrawn where surrender charges have been waived due to confinement in a nursing home or hospital, or due to a terminal illness. See SALES CHARGES ON WITHDRAWALS, page 16.

Prudential will not recapture Additional Amounts paid on any purchase payment[s] withdrawn if such withdrawal is used to effect an annuity that is not subject to a sales charge or is subject to a reduced sales charge. Such annuity must be effected 1 or more years after the Contract date (3 or more years after the Contract date under the VIP-86 Contract.) See SALES CHARGES ON WITHDRAWALS, page 16.

4. ANNUAL MAINTENANCE CHARGE. Currently, an annual maintenance charge of up to $30 will be deducted if and only if the Contract fund is less than $10,000 on a Contract anniversary or at the time a full withdrawal is effected. This charge is intended to compensate Prudential for administering the Account, maintaining records, and preparing and distributing annual reports and an annual statement of your Contract fund. This $30 fee will not be charged if the Contract fund is less than $10,000 as a result of a withdrawal due to confinement in a nursing home or hospital, or due to a terminal illness, as applied under the Waiver of Withdrawal Charges endorsement. See SALES CHARGES ON WITHDRAWALS, page 16. In addition, this charge is not made after annuitization, and it may not be increased by Prudential. See VALUATION OF CONTRACT OWNER'S CONTRACT FUND, page 15.

5. CHARGE FOR ASSUMING MORTALITY AND EXPENSE RISKS. A deduction is made daily from each of the variable investment options at an annual rate of up to 1.2% of the assets held in the variable investment options. This charge may not be increased by Prudential. Of this amount, one-third, up to 0.4%, is for assuming the risk that the charges made under the Contracts may not cover inflation-increased expenses, and two-thirds, up to 0.8%, is for assuming mortality risks. The mortality risk assumed by Prudential is the risk that annuity payments under a selected annuity option (see EFFECTING AN ANNUITY, page
21) may continue for a longer period than anticipated under the life expectancy tables and schedule of annuity rates in effect when the Contract was issued. The charges for mortality and expense risks will continue throughout the period of any variable annuity selected (including a variable annuity certain, even though Prudential no longer bears any mortality risk under such a Contract). This charge is not assessed against amounts allocated to the fixed-rate option or after a fixed-dollar annuity is effected.

6. EXPENSES INCURRED BY THE SERIES FUND. The charges and expenses of the Series Fund, net of reimbursements, are indirectly borne by the Contract owners. Investment management fees for the available Series Fund portfolios are briefly described under THE PRUDENTIAL SERIES FUND, INC. on page 11.

Further detail about management fees and other Series Fund expenses is provided in the attached prospectus for the Series Fund and its statement of additional information. Higher charges and expenses are incurred if the Real Property Account is selected, as described in the prospectus for the Real Property Account that is attached to this one.

                              THE FIXED-RATE OPTION

Because of exemptive and exclusionary provisions, interests in the fixed-rate option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the fixed-rate option are not subject to the provisions of these Acts, and Prudential has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the fixed-rate option. Disclosure regarding the fixed-rate option may, however, be subject to certain generally applicable provisions of federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

As explained earlier, a Contract owner may elect to allocate, either initially or by transfer, all or part of the amount credited under the Contract to a fixed-rate option, and the amount so allocated or transferred becomes part of Prudential's general assets. Sometimes this is referred to as Prudential's general account, which consists of all assets owned by Prudential other than those in the Account and in other separate accounts that have been or may be established by Prudential. Subject to applicable law, Prudential has sole discretion over the investment of the assets of the general account, and Contract owners do not share in the investment experience of those assets. Instead, Prudential guarantees that the part of the Contract fund allocated to the fixed-rate option will accrue interest daily at an effective annual rate that Prudential declares periodically, but not less than an effective annual rate of 3%. Currently, declared interest rates remain in effect from the date money is allocated to the fixed-rate option until the same date in the following year. Thereafter, a new crediting rate will be declared each year, and will remain in effect for at least the calendar year, so long as required by applicable law. Prudential reserves the right to change this practice. Prudential is not obligated to credit interest at a higher rate than 3%, although in its sole discretion it may do so. Different crediting rates may be declared for different portions of the Contract fund allocated to the fixed-rate option. On request, a Contract owner will be advised of the interest rates that currently apply to his or her Contract.

Transfers from the fixed-rate option are subject to strict limits. See TRANSFERS, page14.

                               FEDERAL TAX STATUS

The following discussion is based on current law and interpretations which may change. The discussion is general in nature. It is not intended as tax advice. Nor does it consider any applicable state or other tax laws. A qualified tax advisor should be consulted for complete information and advice. The following rules do not generally apply to contributions after February 28, 1986 to annuity contracts held by or for non-natural persons (e.g., corporations). Where a Contract is held by a non-natural person, unless the Contract owner is a nominee or agent for a natural person (or in other limited circumstances), the Contract will generally not be treated as an annuity for tax purposes, and increases in the value of the Contract will be subject to current tax.

The following discussion assumes that the Contract will be treated as an annuity contract for Federal income tax purposes. Section 817(h) of the Internal Revenue Code (the "Code") provides that the underlying investments for a variable annuity must satisfy certain diversification requirements. For further detail on diversification requirements, see DIVIDENDS, DISTRIBUTIONS, AND TAXES in the attached prospectus for the Series Fund. Prudential believes the underlying variable investment options for the Contract meet these diversification requirements. In connection with the issuance of temporary regulations relating to diversification requirements under Section 817(h), the Treasury Department announced that such regulations do not provide guidance concerning the extent to which Contract owners may direct their investments to particular divisions of a separate account. Such guidance will be included in regulations or revenue rulings under Section 817(d) relating to the definition of a variable contract. Because of this uncertainty, Prudential reserves the right to make such changes as it deems necessary to assure that the Contract continues to qualify as an annuity for tax purposes. Any such changes will apply uniformly to affected Contract owners and will be made with such notice to affected Contract owners as is feasible under the circumstances.

Under current law, Prudential believes that the Contract will be treated as an annuity for Federal income tax purposes and that the issuing insurance company, Prudential, and not the Contract owner, will be treated as the owner of the underlying investments for the Contract. Accordingly, no tax should be payable by any Contract owner as a result of any increase in the value of the Contract until money is received by him or her. It is important, however, to consider how amounts that are received will be taxed.

TAXES PAYABLE BY CONTRACT OWNERS

The Code provides generally that amounts withdrawn by the Contract owner from his or her Contract, before annuity payments begin, will be treated for tax purposes as being first withdrawals of investment income, rather than as withdrawals of purchase payments, until all investment income has been withdrawn. To the extent the assignment is authorized by the Contract, the assignment or pledge (or agreement to assign or pledge) any portion of the value of the Contract for a loan will be treated as a withdrawal subject to this rule. Amounts withdrawn before annuity payments begin which represent a distribution of investment income will be taxable as ordinary income and may be subject to a penalty tax. Amounts which represent a withdrawal of purchase payments will ordinarily not be taxable as ordinary income or be subject to a penalty tax.

Where a Contract is issued in exchange for a contract containing purchase payments made before August 14, 1982, favorable tax rules may apply to certain withdrawals from the Contract. Consult a tax advisor for information regarding these rules.

Different tax rules apply to receipt of annuity payments. A portion of each annuity payment received under a Contract will be treated as a partial return of purchase payments and will not be taxable. The remaining portion of the annuity payment will be taxed as ordinary income. Exactly how an annuity payment is divided into taxable and non-taxable portions depends upon the period over which annuity payments are expected to be received, which in turn is governed by the form of annuity selected and, where a lifetime annuity is chosen, by the life expectancy of the annuitant. In the case of Contracts under which annuity payments commence after 1986, annuity payments which are received after the annuitant recovers the full amount of the purchase payments will be fully includible in income. Should annuity payments cease on account of the death of the annuitant before purchase payments have been fully recovered, the annuitant, on his or her last tax return (or in certain cases the beneficiary), is allowed a deduction for the unrecovered amount. A lump sum payment taken in lieu of remaining annuity payments (as described in item 4 under ANNUITY OPTIONS UNDER THE WVA-83 AND VIP-84 CONTRACTS, page 23) is not considered an annuity payment for tax purposes. Any such lump sum payment distributed to an annuitant would be taxable as ordinary income and may be subject to a penalty tax as described above.

The Code further provides that any amount received under an annuity contract which is included in income may be subject to a penalty tax. The amount of the penalty is equal to 10% of that portion of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include withdrawals: (1) made on or after the Contract owner reaches age 59 1/2, (2) made on or after the death of the Contract owner, (3) attributable to the Contract owner becoming disabled, within the meaning of Code section 72(m)(7),
(4) in the form of level annuity
payments, made not less frequently than annually under a lifetime annuity, (5) allocable to investment in the contract before August 14, 1982, (6) under a qualified funding asset (defined by Code section 130(d)), or (7) under an immediate annuity contract (within the meaning of section 72(u)(4)).

If the 10% penalty tax does not apply to a withdrawal by reason of the exception for withdrawals in the form of a level annuity (clause (4) above), but the series of payments is modified (other than by reason of death or disability), either (a) before the end of the 5-year period beginning with the first payment and after the Contract owner reaches age 59 1/2, or (b) before the Contract owner attains age 59 1/2, the Contract owner's tax for the year of the modification will be increased by the penalty tax that would have been imposed without the exception, plus interest for the deferral period.

For Contracts issued after January 18, 1985, certain minimum distribution requirements apply in the case where the owner dies. See EFFECTING AN ANNUITY, below.

If you are the owner of a VIP-86 Contract, election of the interest payment option is not considered as an annuity payment for tax purposes. Accordingly, such election will cause investment income under the Contract to be taxable.

Generally, the same tax rules apply to amounts received by the beneficiary as those set forth above with respect to the Contract owner. The election of an annuity payment option may defer taxes otherwise payable upon the receipt of a lump sum death benefit.

In addition, a transfer of the Contract to or the designation of a beneficiary who is either 37 1/2 years younger than the Contract owner or a grandchild of the Contract owner may have Generation Skipping Transfer tax consequences under section 2601 of the Code.

Certain transfers of a contract for less than full consideration, such as a gift, will trigger tax on the investment income in the Contract. This rule does not apply to certain transfers between spouses or incident to divorce. See OWNERSHIP OF THE CONTRACT, page 25.

WITHHOLDING

Unless you elect to the contrary, the portion of any amounts received under the Contract that are attributable to investment income will be subject to withholding to meet federal income tax obligations. The rate of withholding on annuity payments will be determined on the basis of the withholding certificate you may file with Prudential. If you do not file such a certificate, you will be treated, for purposes of determining your withholding rate, as a married person with three exemptions. The rate of withholding on all other payments made under the Contract, such as amounts received upon withdrawals, will be 10%. Thus, if you fail to elect that Prudential not do so, it will withhold from every withdrawal or annuity payment the appropriate percentage of the amount of the payment that constitutes investment income and hence is taxable. Prudential will provide you with forms and instructions concerning your right to elect that no amount be withheld from payments. If you elect not to have withholding made, you are liable for payment of federal income taxes on the taxable portion of the distribution. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are not sufficient. If you do not provide a social security number or other taxpayer identification number, you will not be permitted to elect out of withholding. Special withholding rules apply to nonresident aliens. Generally, there will be no withholding for taxes until payments are actually received under the Contract.

TAXES ON PRUDENTIAL

Although the Account is registered as an investment company, it is not a separate taxpayer for purposes of the Code. The earnings of the Account are taxed as part of the operations of Prudential. No charge is being made currently against the Account for company federal income taxes (excluding the charge for taxes attributable to premiums). Prudential will review the question of a charge to the Account for company federal income taxes periodically. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contract.

Under current law, Prudential may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Contract or the Account. If there is a material change in applicable state or local tax laws, the imposition of any such taxes upon Prudential that are attributable to the Account may result in a corresponding charge against the Account.

                              EFFECTING AN ANNUITY

You may decide at any time to convert the amount of your Contract fund into a fixed-dollar annuity payable to either one or two annuitant[s] named in the Contract under one or more of the forms of annuity described. (The VIP-84 Contract and the VIP-86 Contract permit the naming of either one or two annuitants. However, the WVA-83 Contract permits the naming of only one annuitant. Therefore, anything in this section which refers to "two annuitants" does not apply to the WVA-83 Contract. See item 2 under DIFFERENCES UNDER THE WVA-83 CONTRACT, page 26.) If two annuitants are named in the Contract, you may indicate how much of the amount you wish applied for each annuitant and under which form[s] of annuity. Except for an annuity selected under the Supplemental Life Annuity Option, WVA-83 and VIP-84 Contract owners may select a variable annuity instead of or in addition to a fixed-dollar annuity. If such variable annuity selection is made, amounts held under the Real Property Account and/or fixed-rate option will be transferred to your Variable Account in accordance with your instructions at the time your Contract fund is converted into an annuity.

Unless Prudential consents to a later date, the latest date that you can choose for converting your Contract fund into an annuity is the first day of the calendar month coinciding with or otherwise next following the 90th birthday of the annuitant or, if there are two annuitants named in the Contract, the 90th birthday of the younger of the annuitants. Prudential will then make monthly payments to the annuitant on the first day of each month for a period determined by the form of annuity you select.

You must convert the entire value of your Contract fund to an annuity or to an annuity and a cash withdrawal. If your Contract fund is not large enough to produce an initial payment of $20 ($50 under VIP-86 Contracts), you will be paid the amount of your Contract fund in a single sum. Annuity payments will not be assignable by you or subject to the claims of creditors. The annuity is effected on the first day of the month following receipt by Prudential of proper written notice that you have elected to convert your Contract fund to an annuity or on the first day of any subsequent month that you designate. The first monthly annuity payment will be made on the date the annuity is effected.

The Contract includes schedules that are used to determine the amount of the first monthly variable and/or fixed dollar annuity payment that will be provided by the amount credited to your Contract fund (the VIP-86 Contract provides a schedule only for a Life Annuity with 120 Payments Certain Option; however, other forms of annuity are available under the Supplemental Life Annuity Option.) The amount varies with the form of annuity selected. For life annuities, it also varies with the age and sex of the annuitant (and contingent annuitant, if the Joint and Survivor Annuity Option is chosen) and the date when annuity payments begin. Also, if Prudential is offering more favorable rates than is set forth in the table of rates in the Contract, then those will be used. For a variable annuity, subsequent monthly payments will vary in accordance with the investment results of the subaccount[s] you have selected. Page C1 of the statement of additional information explains in more detail how your Contract fund is converted into a variable annuity. For a fixed-dollar annuity, subsequent monthly payments will always be at least equal to the first monthly payment.

If the Contract owner dies before the entire interest in the Contract is distributed, the value of the Contract must be distributed to the designated beneficiary as follows, so that the Contract qualifies as an annuity under the Internal Revenue Code. If the death occurs on or after the annuity date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If the death occurs before the annuity date, the entire interest in the Contract must be distributed within 5 years after the date of death. However, if an annuity payment option is selected by the designated beneficiary and if the annuity payments begin within 1 year of the owner's death, the value of the Contract may be distributed over the beneficiary's life or over a specified period not exceeding the beneficiary's life expectancy. The owner's designated beneficiary is the person to whom ownership of the Contract passes by reason of death, and must be a natural person. If the designated beneficiary is the owner's spouse, these rules will not apply until death of the owner's spouse.

ANNUITY OPTIONS UNDER THE VIP-86 CONTRACT

If you are the owner of a VIP-86 Contract, you may select any of the annuity options described below. Unlike the WVA-83 and VIP-84 Contracts, the VIP-86 Contract does not provide an option for a variable payout during the annuity or payout period. All the annuity options under this Contract are fixed annuity options under which the Contract owner's participation in the Account's and/or Real Property Account's investment experience ceases when the annuity is effected, and the amount of each monthly payment does not change.

The forms of annuity from which you may select are listed below. Under each, annuity payments will be in monthly installments of a guaranteed amount. Unless applicable law states otherwise, if you have not selected an annuity option to take effect by the annuity date stated in your Contract (which will not be later than the annuitant's 90th birthday) the interest payment option (see below) will become effective then.

1. LIFE ANNUITY WITH 120 PAYMENTS CERTAIN. Payments will be made to the annuitant monthly during his or her lifetime. If the annuitant dies before the 120th monthly payment is due, monthly annuity payments do not continue to the beneficiary you designate unless you so select. Instead, the discounted value of the remaining unpaid installments, to and including the 120th monthly payment, is payable to the beneficiary in one sum. In calculating the discounted value of the unpaid future payments, Prudential will discount each such payment at the interest rate used to compute the amount of the actual 120 payments. If the payments were based on the tables of rates set forth in the Contract, the interest rate used is 3.5% a year.

2. INTEREST PAYMENT OPTION. You may choose to have Prudential hold a designated amount for you at interest. Prudential will pay interest at an effective rate of at least 3% a year, and it may pay a higher rate of interest.

3. SUPPLEMENTAL LIFE ANNUITY. You may choose to receive the proceeds of your Contract fund in the form of payments like those of any annuity or life annuity then regularly offered by Prudential or by Pruco Life Insurance Company that (1) is based on United States Currency; (2) is bought by a single sum; (3) does not provide for dividends; and (4) does not normally provide for deferral of the first payment. Prudential currently offers a number of different annuity options including joint and survivor annuities covering more than one person.

Under the Supplemental Life Annuity Option (Option 3 above), Prudential will waive withdrawal charges that might be applicable under other annuity options. Further, if you select Option 1 without a right of withdrawal, Prudential will effect that option under the Supplemental Life Annuity Option if doing so provides greater monthly payments.

ANNUITY OPTIONS UNDER THE WVA-83 AND VIP-84 CONTRACTS

If you own a WVA-83 Contract or a VIP-84 Contract, the following provisions of this section apply to you. You have considerable flexibility in selecting an annuity: (1) you may select either a fixed-dollar or variable annuity (a variable annuity is not available under the Supplemental Life Annuity Option described in item 5 below) or both; (2) you may select more than one annuity option; (3) if you select a variable annuity, you may apply the value of your Variable Account to only one or to two or more subaccounts, and not necessarily the same subaccount distribution as you used before selecting an annuity; and
(4) if two annuitants are named in the VIP-84 Contract, you may select a separate annuity or annuities for each annuitant. However, the initial minimum monthly payment amount will be applicable to each payee, each annuity, and each subaccount selected.

Except as provided in the Annuity Certain Option described in item 4 below, and under certain forms of annuity available under the Supplemental Life Annuity Option described in item 5 below, once annuity payments begin, the annuitant cannot surrender the annuity benefit and receive a one-sum payment in lieu thereof (such surrender and one-sum payment also may be under certain forms of annuity available under the Supplemental Life Annuity Option described in item 5 below). However, as described under TRANSFERS on page 14, if a variable annuity is selected, the annuitant may transfer the annuity funds between subaccounts up to four times each Contract year. Additionally, an annuitant who is receiving a variable annuity may convert all or a part of the variable annuity to a fixed-dollar annuity, provided: (1) the fixed-dollar annuity is the same form of annuity as the variable annuity and has the same certain or specified period as remained under the variable annuity on the conversion date, (2) the present value on the conversion date of the variable annuity, or portion of the variable annuity to be converted, calculated in accordance with the Contract, must produce a monthly payment of at least $20 under the fixed-dollar annuity, and
(3) if only a portion of the variable annuity is converted, the Subaccount Annuity Units remaining in the unconverted portion must be sufficient to produce a monthly payment on the conversion date of at least $20.

After annuity payments begin, conversion may not be made from a fixed-dollar annuity to a variable annuity.

The forms of annuity from which you may select are listed below. Under each, (1) variable annuity payments can be expected to vary from month to month according to the investment experience of the portfolio or portfolios in which your Variable Account is invested, or (2) fixed-dollar annuity payments will be in monthly installments of a guaranteed amount. For the reason explained on page C1 of the statement of additional information, if the assets of the subaccount which you have selected do not earn an investment return of 4.7% a year, the amount of payments under a variable annuity will decrease; conversely, if the assets of the subaccount(s) which you have selected earn an investment return of more than 4.7% a year, variable annuity payments will increase. Unless applicable law states otherwise, if you choose to convert your Variable Account into an annuity but fail to select one or more of the annuity options, we will provide a variable Life Annuity with 120 payments certain to the annuitant (if two annuitants are named in the VIP-84 Contract and both are living, the variable Life Annuity with 120 payments certain will be provided for the annuitant identified as First Annuitant in the Contract).

1. LIFE ANNUITY. Payments will be made to the annuitant monthly during his or her lifetime and will cease with the last monthly payment before his or her death. Should the annuitant die within a few years after payments begin, total payments received will probably be substantially less than the value of your Variable Account when annuity payments first began, and as little as one payment could be received under this form of annuity.

2. LIFE ANNUITY WITH 120 PAYMENTS CERTAIN. Payments will be made to the annuitant monthly during his or her lifetime. If the annuitant dies before the 120th monthly payment is due, monthly annuity payments do not continue to the beneficiary designated by the annuitant unless he or she so selects. Instead, the discounted value of the remaining unpaid installments, to and including the 120th monthly payment, is payable to the beneficiary in one sum. In calculating the discounted value of the unpaid future payments, we will discount each such payment at an interest rate of 3.5% a year. The monthly payments under this form of annuity will be slightly lower than those payable under the life annuity described above.

3. JOINT AND SURVIVOR LIFE ANNUITY. Payments will be made to the annuitant monthly during his or her lifetime and, if the contingent annuitant you designate is living at the time of the annuitant's death, to that person until his or her death. The monthly payments to your contingent annuitant will be equal to those that would have been received by the annuitant if he or she had survived unless a different amount is required by applicable law or regulation or by the terms of a plan. Monthly payments under this form of annuity will be less than the payments under either of the forms described above.

4. ANNUITY CERTAIN. Payments will be made to the annuitant monthly for a period of 60, 120, 180 or 240 months. During this period, the annuitant may elect to receive a lump sum payment in lieu of the remaining monthly payments or to receive a partial lump sum payment with reduced monthly payments thereafter. Any partial lump sum payment must be $300 or more. Also, the initial reduced monthly payment must equal or exceed $20. If the annuitant dies during the annuity-certain period, monthly payments will not continue to the beneficiary you designate unless you so select. Instead, the beneficiary will receive a lump sum payment. The amount of the lump sum payment (or partial lump sum payment) is determined by discounting each remaining unpaid monthly payment (or the amount by which each remaining monthly payment is reduced as a result of a partial lump sum payment) at an interest rate of 3.5% a year. This will be paid to the annuitant or the annuitant's beneficiary, whichever is applicable.

5. SUPPLEMENTAL LIFE ANNUITY. You may choose to receive the proceeds of your Contract fund in the form of payments like those of any annuity or life annuity then regularly offered by Prudential or by Pruco Life Insurance Company that (1) is based on United States Currency; (2) is bought by a single sum; (3) does not provide for dividends; and (4) does not normally provide for deferral of the first payment.

Under the Supplemental Life Annuity Option (Option 5 above), Prudential will waive withdrawal charges that might be applicable under Options 1-4. Further, if you select Option 1, 2, 3 or 4 without a right of withdrawal, Prudential will effect that option under the Supplemental Life Annuity Option if doing so provides greater monthly payments.

LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT ANNUITY PURCHASE RATES

It should be noted that while in general the Contract provides for sex-distinct annuity purchase rates for life annuities, those rates are not applicable to Contracts offered in states that have adopted regulations prohibiting sex-distinct annuity purchase rates. Rather, blended unisex annuity purchase rates for life annuities will be provided under all Contracts issued in those states, whether the annuitant is male or female. Other things being equal, such unisex annuity purchase rates will result in the same monthly annuity payments for male and female annuitants.

                                OTHER INFORMATION

VOTING RIGHTS

As stated above, all of the assets held in the subaccounts of the Account will be invested in shares of the corresponding portfolios of the Series Fund. Prudential is the legal owner of those shares and as such has the right to vote on any matter voted on at Series Fund shareholders meetings. However, Prudential will, as required by law, vote the shares of the Series Fund at any regular and special shareholders meetings in accordance with voting instructions received from Contract owners. The Series Fund will not hold annual shareholders meetings when not required to do so under Maryland law or the Investment Company Act of 1940. Series Fund shares for which no timely instructions from Contract owners are received, and any shares attributable to general account investments of Prudential will be voted in the same proportion as shares in the respective portfolios for which instructions are received. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Prudential to vote shares of the Series Fund in its own right, it may elect to do so.

Matters on which Contract owners may give voting instructions include the following: (1) election of the Board of Directors of the Series Fund; (2) ratification of the independent accountant of the Series Fund; (3) approval of the investment advisory agreement for a portfolio of the Series Fund corresponding to the Contract owner's selected subaccount[s]; (4) any change in the fundamental investment policy of a portfolio corresponding to the Contract owner's selected subaccount[s]; and (5) any other matter requiring a vote of the shareholders of the Series Fund. With respect to approval of the investment advisory agreement or any change in a portfolio's fundamental investment policy, Contract owners participating in such portfolios will vote separately on the matter.

The number of Series Fund shares for which instructions may be given by a Contract owner is determined by dividing the portion of the value of the Contract derived from participation in a subaccount, by the value of one share in the corresponding portfolio of the Series Fund. The number of votes for which each Contract owner may give

Prudential instructions will be determined as of the record date chosen by the Board of Directors of the Series Fund. Prudential will furnish Contract owners with proper forms and proxies to enable them to give these instructions. Prudential reserves the right to modify the manner in which the weight to be given voting instructions is calculated where such a change is necessary to comply with current federal regulations or interpretations of those regulations. WVA-83 and VIP-84 Contract owners who elect to receive a variable annuity option will continue to have voting rights during their payout period. Their number of votes will be determined in the same manner as described above, but will decrease throughout the payout period.

Contract owners also share with the owners of all Prudential contracts and policies the right to vote in elections for members of the Board of Directors of Prudential.

SALE OF THE CONTRACT AND SALES COMMISSIONS

Currently, Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of Prudential which was organized in 1971 under New Jersey law, acts as the principal underwriter of the Contract. Prudential expects that during the second quarter of 1998 Prusec's responsibilities as principal underwriter will be assigned to Prudential Investment Management Services LLC ("PIMS"). PIMS, also an indirect wholly-owned subsidiary of Prudential is a limited liability corporation organized under Delaware law in 1996. PIMS will act as principal underwriter under substantially the same terms as Prusec does currently. Both Prusec and PIMS are registered as broker-dealers under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. The principal business address of both Prusec and PUMS is 751 Broad Street, Newark, New Jersey 07102-3777.

The Contract is currently sold by registered representatives of the principal underwriter and may also be sold through other broker-dealers authorized by the principal underwriter, including broker-dealers otherwise unaffiliated with Prudential. Registered representatives of such other unaffiliated broker-dealers may be paid on a different basis than registered representatives of the principal underwriter or broker-dealers affiliated with Prudential. The maximum commission that will be paid to the broker-dealer to cover both the individual representative's commission and other distribution expenses will not exceed 6% of the purchase payment. In addition, trail commissions based on the size of the Contract fund may be paid.

OWNERSHIP OF THE CONTRACT

Generally, the purchaser of a Contract is both the Contract owner and the person entitled to receive an annuity and is entitled to exercise all the rights under the Contract. Ownership of the Contract may, however, be transferred to another person who need not be the person who is to receive annuity payments. Transfer of the ownership of a Contract may have a gift, estate and/or income tax consequences, and you should consult with a qualified tax advisor before attempting any such transfer. In addition, a transfer of the Contract to or the designation of a beneficiary who is either 37 1/2 years younger than the Contract owner or a grandchild of the Contract owner may have Generation Skipping Transfer tax consequences under section 2601 of the Code. Generally, ownership of the Contract is not assignable to another insurance company without Prudential's consent.

REPORTS TO CONTRACT OWNERS

Once each Contract year, Contract owners will be sent statements that provide certain information pertinent to their own Contract. These statements detail values and transactions made and specific Contract data that apply only to each particular Contract. On request, a Contract owner will be sent a current statement in a form similar to that of the annual statement described above, but Prudential may limit the number of such requests or impose a reasonable charge if such requests are made too frequently.

Contract owners will be sent annual and semi-annual reports of the Series Fund showing the financial condition of the portfolios and the investments held in each.

If a single individual or company invests in the Series Fund through more than one variable insurance contract, then the individual or company will receive only one copy of each annual and semi-annual report issued by the Series Fund. However, if such individual or company wishes to receive multiple copies of any such report, a request may be made by calling the toll-free telephone number listed on the cover page of this prospectus.

PERFORMANCE INFORMATION

Performance information for the subaccounts may appear in advertising and reports to current and prospective Contract owners. Performance information is based on historical investment experience of those investment options and does not indicate or represent future performance.

Total returns are based on the overall dollar or percentage change in value of a hypothetical investment. Total return quotations reflect changes in unit values and the deduction of applicable charges.

A cumulative total return reflects performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period.

The Money Market Subaccount may advertise its current and effective yield. Current yield reflects the income generated by an investment in the subaccount over a specified seven-day period. Effective yield is calculated in a similar manner except that income earned is assumed to be reinvested.

Reports or advertising may include comparative performance information, including, but not limited to: comparisons to market indices; comparisons to other investments; performance rankings; and data presented by analysts or included in publications.

See "Performance Information" in the Statement of Additional Information for recent performance information.

SUBSTITUTION OF SERIES FUND SHARES

Although Prudential believes it to be unlikely, it is possible that in the judgment of its management, one or more of the portfolios of the Series Fund may become unsuitable for investment by Contract owners because of investment policy changes, tax law changes, or the unavailability of shares for investment. In that event, Prudential may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC, and possibly one or more state insurance departments, will be required. Contract owners will be notified of such substitution.

DIFFERENCES UNDER THE WVA-83 CONTRACT

As stated in the section entitled THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT on page 11, the descriptions of The Prudential Individual Variable Annuity Contract in the preceding sections of this prospectus and on page C1 of the statement of additional information generally apply to the VIP-86 Contract, the VIP-84 Contract and the WVA-83 Contract. Although differences among the three forms of Contract have been described, additional differences between the earlier WVA-83 Contract and the two later forms of the Contract are set forth below.

   1. SALES CHARGES ON WITHDRAWALS . . . Under the WVA-83 Contract, any amount that you withdraw will be treated, for the purpose of determining the sales charge, as a withdrawal of purchase payments, rather than investment income, until you have withdrawn your aggregate purchase payments. There will be no sales charge on amounts withdrawn after all purchase payments have been withdrawn. For sales charge purposes, purchase payments are deemed to be withdrawn on a first-in, first-out basis. The amount of the sales charge will depend on the amount withdrawn and the number of Contract years that have elapsed since you made the particular purchase payments deemed to be withdrawn. The 10% free withdrawal privilege will be applied toward the total amount withdrawn. Withdrawals are treated, for purposes of federal income taxation, as first from investment income, even though Prudential treats them as being made from purchase payments.

   2. NAMING OF ANNUITANT . . . Under the WVA-83 Contract, only one annuitant may be named. There is no provision for naming two annuitants as is the case under the VIP-84 Contract and the VIP-86 Contract. Wherever this prospectus mentions "one or two annuitants", or "two annuitants", the term "two annuitants" does not apply to the WVA-83 Contract, and anything which is contingent upon two annuitants being named in the Contract does not apply to the WVA-83 Contract. Therefore, any discussion in the preceding sections of this prospectus which relates to two annuitants, such as the possibility of a death benefit credit being added to your Variable Account due to the death of the first to die of the two annuitants named in the Contract (as described in the third paragraph under DEATH BENEFIT on page
      15), will not apply to the WVA-83 Contract.

   3. DETERMINATION OF MINIMUM AMOUNT PAYABLE TO A BENEFICIARY . . . Under the WVA-83 Contract, the minimum amount payable to the beneficiary (due to the death of the annuitant prior to age 65 and before the annuity date) will be equal to the total amount of purchase payment you have made, less any withdrawals (i.e., there is no proportional reduction of the minimum amount as is the case under the VIP-84 Contract and the VIP-86 Contract).

   4. MODIFICATION OF SENTENCE ON PAGE C1 OF THE STATEMENT OF ADDITIONAL INFORMATION . . . The second sentence in the next to last paragraph under section B, Determination of the Amount of Monthly Variable Annuity Payment, as it applies to the WVA-83 Contract, is modified to read: "For example, for a person of 65 years of age who has selected a lifetime annuity with a guaranteed minimum of 120 payments, the applicable schedules currently provide that 1000 Subaccount Annuity Units will result in the payment each month of an amount equal to the value of 6.28 Subaccount Annuity Units."

   5. DETERMINATION OF AMOUNT OF MONTHLY VARIABLE ANNUITY PAYMENTS . . . Under the WVA-83 Contract, the amount of each monthly variable annuity payment made on the first day of the month will be equal to the Subaccount Annuity Units (determined as described on page C1 of the statement of additional information) multiplied by the Subaccount Annuity Unit Value at the end of that day, if a business day, or otherwise at the end of the last preceding business day.

STATE REGULATION

Prudential is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Prudential is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Prudential is required to file with New Jersey and other jurisdictions a separate statement with respect to the operations of all its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

LITIGATION


On October 28, 1996, Prudential entered into a Stipulation of Settlement in a multidistrict proceeding involving allegations of various claims relating to Prudential's life insurance sales practices. (In re Prudential Insurance Company of America Sales Practices Litigation, D.N.J., MDL No. 1061, Master Docket No. 95-4704 (AMW)). On March 7, 1997, the United States District Court for the District of New Jersey approved the Stipulation of Settlement as fair, reasonable and adequate and later issued a Final Order and Judgment in the consolidated class actions before the Court (962 F. Supp. 450 March 17, 1997, as amended April 14, 1997). The Court's Final Order and Judgment approving the class action Settlement has been appealed to the United States Court of Appeals for the Third Circuit which held a hearing on January 26, 1998. The Court has not yet issued a ruling on the appeal.

Pursuant to the Settlement, Prudential has agreed to provide and has begun to implement an Alternative Dispute Resolution ("ADR") process for class members who believe they were misled concerning the sale or performance of their life insurance policies. Management now has information which allows for computation of a reasonable estimate of losses associated with ADR claims. Based on this information, management estimated the cost of remedying policyholder claims in the ADR process before taxes to be approximately $2.05 billion. While management believes these to be reasonable estimates based on information currently available, the ultimate amount of the total cost of remedied policyholder claims is dependent on complex and varying factors, including actual claims by eligible policyholders, the relief options chosen and the dollar value of htose options. There are also additional elements of the ADR process which cannot be fully evaluated at this time (e.g., claims which may be successfully appealed) which could increase this estimate.

In addition, a number of actions have been filed against Prudential by policyowners who have excluded themselves from the settlement; Prudential anticipates that additional suits may be filed by other policyowners.

Also, on July 9, 1996, a Multi-State Life Insurance Task Force comprised of insurance regulators from 29 states and the District of Columbia, released a report on Prudential activities. As of February 24, 1997, Prudential had entered into consent orders or agreements with all 50 states and the District of Columbia to implement a remediation plan, whose terms closely parallel the Settlement approved in the MDL proceeding, and agreed to a series of payments allocated to all 50 states and the District of Columbia amounting to a total of approximately $65 million. These agreements are now being implemented through Prudential's implementation of the class settlement.

Litigation is subject to many uncertainties, and given the complexity and scope of these suits, their outcome cannot be predicted. It is also not possible to predict the likely results of any regulatory inquiries or their effect on litigation which might be initiated in response to widespread media coverage of these matters.

Accordingly, management is unable to make a meaningful estimate of the amount of range of loss that could result from an unfavorable outcome of all pending litigation and regulatory inquiries. It is possible that the results of operations or the cash flow of Prudential, in particular quarterly or annual periods could be materially affected by an ultimate unfavorable outcome of certain pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters referred to above should not have a material adverse effect on Prudential's financial position, after consideration of applicable reserves.

YEAR 2000 COMPLIANCE

The services provided to the Contract owners by Prudential, Prusec and PIMS depend on the smooth functioning of their respective computer systems. The year 2000, however, holds the potential for a significant disruption in the operation of these systems. Many computer programs cannot distinguish the year 2000 from the year 1900 because of the way in which dates are encoded. Left uncorrected, the year "00" could cause systems to perform date comparisons and calculations incorrectly that in turn could compromise the integrity of business records and lead to serious interruption of business processes.

Prudential, as Prusec and PIMS's ultimate corporate parent identified this issue as a critical priority in 1995 and has established quality assurance procedures including a certification process to monitor and evaluate enterprise wide conversion and upgrading of systems for "Year 2000" compliance. Prudential has also initiated an analysis of potential exposure that could result from the failure of major service providers such as suppliers, custodians and brokers to achieve Year 2000 compliance. Prudential expects to complete its adaptation, testing and certification of software for Year 2000 compliance by December 31, 1998. During 1999, Prudential plans to conduct additional internal testing, to participate in securities industry-wide test efforts and to complete major service provider analysis and contingency planning.

The expenses of Prudential's Year 2000 compliance are allocated across its various businesses, including those businesses not engaged in providing services to Contract owners. Accordingly, while the expense is substantial in the aggregate, it is not expected to have a material impact on Prudential's, Prusec's and PIMS's abilities to meet their commitments to Contract owners.

Prudential believes that it is well positioned to achieve the necessary modifications and mitigate Year 2000 risks. However, if such efforts are not completed on a timely basis, the Year 2000 issue could have a material adverse impact on Prudential's operations, those of its subsidiary and affiliate companies and/or the Account. Moreover, there can be no assurance that the measures taken by Prudential's external service providers will be sufficient to avoid any material adverse impact on Prudential's operations or those of its subsidiary and affiliate companies.


ADDITIONAL INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933 and the Investment Company Act of 1940, relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

Further information, including the statement of additional information prepared by Prudential, may also be obtained from Prudential's office. The address and telephone number are set forth on the cover of this prospectus.

The Contents of the statement of additional information include:

OTHER INFORMATION CONCERNING THE ACCOUNT

   A.   EXPERTS
   B.   PRINCIPAL UNDERWRITER
   C.   PARTICIPATION IN DIVISIBLE SURPLUS
   D.   PERFORMANCE INFORMATION
   E.   FINANCIAL STATEMENTS

FINANCIAL STATEMENTS OF THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT


CONSOLIDATED FINANCIAL STATEMENTS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES


DETERMINATION OF SUBACCOUNT UNIT VALUES AND OF AMOUNT OF MONTHLY VARIABLE ANNUITY PAYMENTS

   A.   SUBACCOUNT UNIT VALUES
   B.   DETERMINATION OF THE AMOUNT OF MONTHLY VARIABLE ANNUITY PAYMENT

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                    DIRECTORS

The directors and certain officers of Prudential, listed with their principal occupations during the past 5 years, are shown below.


FRANKLIN E. AGNEW -- Director since 1994 (current term expires April, 2000). Member, Committee on Dividends; Member, Finance Committee; Member Corporate Governance Committee. Business consultant since 1987. Senior Vice President, H.J. Heinz from 1971 to 1986. Mr. Agnew is also a director of Bausch & Lomb, Inc. John Wiley & Sons, Inc. and Erie Plastics Corporation. Age 63. Address:
600 Grant Street, Suite 660, Pittsburgh, PA 15219.

FREDERICK K. BECKER -- Director since 1994 (current term expires April, 1999). Member, Auditing Committee, Member, Committee on Business Ethics; Member, Corporate Governance Committee. President, Wilentz Goldman and Spitzer, P.A. (law firm) since 1989, with firm since 1960. Age 62. Address: 90 Woodbridge Center Drive, Woodbridge, NJ 07095.

JAMES G. CULLEN -- Director since 1994 (current term expires April, 2001). Member, Compensation Committee; Member, Committee on Business Ethics. President & Chief Executive Officer, Telecom Group, Bell Atlantic Corporation, since 1997. Vice Chairman, Bell Atlantic Corporation from 1995 to 1997. President, Bell Atlantic Corporation from 1993 to 1995. Mr. Cullen is also a director of Bell Atlantic Corporation and Johnson & Johnson. Age 55. Address: 1310 North Court House Road, 11th Floor, Alexandria, VA 22201.

CAROLYNE K. DAVIS -- Director since 1989 (current term expires April, 2001). Member, Finance Committee; Member Committee on Business Ethics; Member, Compensation Committee. Independent Health Care Advisor. National and International Health Care Advisor, Ernst & Young, LLP from 1985 to 1997. Dr. Davis is also a director of Beckman Instruments, Inc., Merck & Co., Inc., Science Applications International Corporation, Minimed Incorporated, and Beverley Enterprises. Age 65. Address: 751 Broad Street, 23rd Floor, Newark, NJ 07102.

ROGER A. ENRICO -- Director since 1994 (current term expires April, 2002). Member, Committees on Nominations & Corporate Governance; Member, Compensation Committee; Chairman and Chief Executive Officer, PepsiCo, Inc. since 1996. Originally with PepsiCo, Inc. since 1971. Mr. Enrico is also a director of A.M. Belo Corporation and Dayton Hudson Corporation. Age 53. Address: 700 Anderson Hill Road, Purchase, NY 10577.

ALLAN D. GILMOUR -- Director since 1995 (current term expires April, 1999). Member, Finance Committee; Member, Committee on Dividends. Retired since 1995. Vice Chairman, Ford Motor Company, from 1993 to 1995. Mr. Gilmour originally joined Ford in 1960. Mr. Gilmour is also a director of Whirlpool Corporation, USWest, Inc., The Dow Chemical Company and DTE Energy Company. Age 63. Address:
751 Broad Street, 23rd Floor, Newark, NJ 07102.

WILLIAM H. GRAY, III -- Director since 1991 (current term expires April, 2000). Member, Executive Committee; Member, Finance Committee; Chairman, Committees on Nominations & Corporate Governance. President and Chief Executive Officer, The College Fund/UNCF since 1991. Mr. Gray served in Congress from 1979 to 1991. Mr. Gray is also a director of Chase Manhattan Corporation, The Chase Manhattan Bank, Lotus Development Corporation, Municipal Bond Investors Assurance Corporation, Rockwell International Corporation, Union-Pacific Corporation, Warner-Lambert Company, Westinghouse Electric Corporation, and Electronic Data Systems. Age 56. Address: 8260 Willow Oaks Corp. Drive, Fairfax, VA 22031-4511.

JON F. HANSON -- Director since 1991 (current term expires April, 2003). Member, Finance Committee; Member, Committee on Dividends. Chairman, Hampshire Management Company since 1976. Mr. Hanson is also a director of United Water Resources, Orange & Rockland Utilities, Inc., and Consolidated Delivery and Logistics. Age 61. Address: 235 Moore Street, Suite 200, Hackensack, NJ 07601.

GLEN H. HINER, JR. -- Director since 1997. (current term expires April, 2001). Member, Compensation Committee. Chairman and Chief Executive Officer, Owens Corning since 1991. Senior Vice President and Group Executive, Plastics Group, General Electric Company from 1983 to 1991. Mr Hiner is also a director of Dana Corporation. Age 64. Address: One Owens Corning Parkway, Toledo, OH 43659.

CONSTANCE J. HORNER -- Director since 1994 (current term expires April, 2002). Member, Auditing Committee; Member, Committees on Nominations & Corporate Governance. Guest Scholar, The Brookings Institution since 1993. Ms. Horner is also a director of Foster Wheeler Corporation, Ingersoll-Rand Corporation, and Pfizer, Inc. Age 55. Address: 1775 Massachusetts Ave., N.W. Washington, D.C. 20036-2188.

GAYNOR N. KELLEY -- Director since 1997 (current term expires April, 2001). Member, Auditing Committee. Retired since 1996. Former Chairman and Chief Executive Officer, The Perkins Elmer Corporation from 1990 to 1996. Mr. Kelley is also a director of Hercules Incorporated, Arrow Electronics, Inc., and Alliant Techsystems. Age 66. Address: 751 Broad Street, 23rd Floor, Newark, NJ 07102-3777.

BURTON G. MALKIEL -- Director since 1978 (current term expires April, 2002). Chairman, Finance Committee; Member, Executive Committee; Member, Committee on Dividends. Professor of Economics, Princeton University, since 1988. Dr. Malkiel is also a director of Banco Bilbao Vizcaya, Baker Fentress & Company, The Jeffrey Company. The Southern New England Telecommunications Company, and Vanguard Group, Inc. Age 65. Address: Princeton University, 110 Fisher Hall, Prospect Avenue, Princeton, NJ 08544-1021.

ARTHUR F. RYAN -- Chairman of the Board, President and Chief Executive Officer of Prudential since 1994. President and Chief Operating Officer, Chase Manhattan Corp. from 1990 to 1994, with Chase since 1972. Age 55. Address: 751 Broad Street, Newark, NJ 07102.

IDA F.S. SCHMERTZ -- Director since 1997 (current term expires April, 2004). Member, Finance Committee. Principal, Investment Strategies International since 1994. Age 63. Address: 751 Broad Street, 23rd Floor, Newark, NJ 07102.

CHARLES R. SITTER -- Director since 1995 (current term expires April, 1999). Member, Finance Committee; Member, Committee on Dividends. Retired since 1996. President, Exxon Corporation from 1993 to 1996. Mr. Sitter began his career with Exxon in 1957. Age 67. Address: 5959 Las Colinas Boulevard, Irving, TX 75039-2298.

DONALD L. STAHELI -- Director since 1995 (current term expires April, 1999). Member, Compensation Committee; Member, Auditing Committee. Retired since 1997. Chairman and Chief Executive Officer, Continental Grain Company from 1994 to 1997. President and Chief Executive Officer, Continental Grain Company from 1988 to 1994. Mr. Staheli is also director of Bankers Trust Company and Bankers Trust New York Corporation. Age 66. Address: 39 Locust Street, Suite 204, New Canaan, CT 06840.

RICHARD M. THOMSON -- Director since 1976 (current term expires April, 2000). Chairman, Executive Committee; Chairman, Compensation Committee; Member, Committee on Nominations & Corporate Governance. Chairman of the Board, The Toronto-Dominion Bank since 1997. Chairman and Chief Executive Officer from 1978 to 1997. Mr. Thomson is also a director of CGC, Inc., INCO, Limited, S.C. Johnson & Son, Inc., The Thomson Corporation, and Canadian Occidental Petroleum, Ltd. Age 64. Address: P.O. Box 1, Toronto-Dominion Centre, Toronto, Ontario, M5K 1A2, Canada.

JAMES A. UNRUH -- Director since 1996 (current term expires April, 2000). Member, Compensation Committee. Retired since 1997. Chairman and Chief Executive Officer, Unisys Corporation, from 1990 to 1997. Mr. Unruh is also a director of Ameritech Corporation. Age 55. Address: Two Bala Plaza, Suite 300, Bala Cynwyd, PA 19004.

P. ROY VAGELOS, M.D. -- Director since 1989 (current term expires April, 2001). Chairman, Auditing Committee; Member, Executive Committee; Member, Committees on Nominations & Corporate Governance. Chairman, Regeneron Pharmaceuticals since 1995. Chairman and Chief Executive Officer, Merck & Co., Inc. from 1986 to 1994. Dr. Vagelos is also a director of The Estee Lauder Companies, Inc. and PepsiCo., Inc. Age 68. Address: One Crossroads Drive, Building A, 3rd Floor, Bedminster, NJ 07921.

STANLEY C. VAN NESS -- Director since 1990 (current term expires April, 2002). Chairman, Committee on Business Ethics; Member, Executive Committee; Member, Auditing Committee. Counselor at Law, Picco Herbert Kennedy (law firm) from 1990. Mr. Van Ness is also a director of Jersey Central Power & Light Company. Age 63. Address: 22 Chambers Street, Princeton, NJ 08542.

PAUL A. VOLCKER -- Director since 1988 (current term expires April, 2000). Chairman, Committee on Dividends; Member, Executive Committee; Member, Committee on Nominations & Corporate Governance. Consultant since 1996. Chairman, James D. Wolfensohn, Inc. from 1988 to 1996. Chief Executive Officer, James D. Wolfensohn, Inc. from 1995 to 1996. Mr. Volcker is also a public member of the Board of Governors of the American Stock Exchange, a member of the Board of Overseers of TIAA-CREF, and a director of Nestle, S.A., UAL Corporation, and Bankers Trust New York Corporation. Age 70, Address: 610 Fifth Avenue, Suite 420, New York, NY 10020.

JOSEPH H. WILLIAMS -- Director since 1994 (current term expires April, 2002). Member, Committee on Dividends; Member, Auditing Committee. Director, The Williams Companies since 1971. Chairman & Chief Executive Officer, The Williams Companies from 1979 to 1993. Mr. Williams is also a director of Flint Industries, The Orvis Company, and MTC Investors, LLC. Age 64. Address: One Williams Center, Tulsa, OK 74102.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                               PRINCIPAL OFFICERS

ARTHUR F. RYAN -- Chairman, President and Chief Executive Officer since 1994; prior to 1994, President and Chief Operating Officer, Chase Manhattan Corporation, New York, NY. Age 55.

E. MICHAEL CAULFIELD -- Chief Executive Officer, Prudential Investments since 1996; Chief Executive Officer, Money Management Group from 1995 to 1996; prior to 1995, President, Prudential Preferred Financial Services. Age 51.

MICHELE S. DARLING -- Executive Vice President Human Resources since 1997; prior to 1997, Executive Vice President, Canadian Imperial Bank of Commerce, Toronto, Canada. Age 44.

ROBERT C. GOLDEN -- Executive Vice President Corporate Operations and Systems since 1997; prior to 1997, Executive Vice President, Prudential Securities, New York, NY. Age 51.

MARK B. GRIER -- Executive Vice President, Financial Management since 1997; Chief Financial Officer from 1995 to 1997; prior to 1995, Executive Vice President, Chase Manhattan Corporation, New York, NY. Age 44.

RODGER A. LAWSON -- Executive Vice President, Marketing and Planning since 1996; President and CEO, Van Eck Global, New York, NY, from 1994 to 1996; prior to 1994, President and CEO, Global Private Banking, Bankers Trust Company, New York, NY. Age 50.

JOHN V. SCICUTELLA -- Chief Executive Officer, Individual Insurance Group since 1997; Executive Vice President Operations and Systems from 1995 to 1997; prior to 1995, Executive Vice President, Chase Manhattan Corporation. Age 48.

JOHN R. STRANGFELD -- Executive Vice President, Private Asset Management Group
(PAMG) since 1998; President, PAMG, from 1996 to 1998; prior to 1996, Senior Managing Director. Age 44.

R. BROCK ARMSTRONG -- Senior Vice President, Individual Insurance Development since 1997; prior to 1997, Executive Vice President, London Life Insurance Company, London, Canada. Age 50.

JAMES J. AVERY, JR. -- Senior Vice President & Chief Actuary since 1997; President Prudential Select from 1995 to 1997; prior to 1995, Chief Financial Officer, Prudential Select. Age 46.

MARTIN A. BERKOWITZ -- Senior Vice President and Comptroller since 1995; prior to 1995, Senior Vice President and CFO, Prudential Investment Corporation. Age 48.

WILLIAM M. BETHKE -- Chief Investment Officer since 1997; prior to 1997, Senior Vice President. Age 50.

RICHARD J. CARBONE -- Senior Vice President and Chief Financial Officer since 1997. Controller, Salomon Brothers, New York, NY, from 1995 to 1997; prior to 1995, Controller, Bankers Trust, New York, NY. Age 50.

LEO J. CORBETT -- Senior Vice President, Individual Insurance Marketing since 1997; prior to 1997, Managing Director, Lehman Brothers, New York, NY. Age 49.

MARK R. FETTING -- President, Prudential Retirement Services since 1996; prior to 1996, President, Prudential Defined Contribution Services. Age 43.

WILLIAM D. FRIEL -- Senior Vice President and Chief Information Officer since 1993. Age 59.

JONATHAN M. GREENE -- President, Investment Management since 1996; prior to 1996, Vice President, T. Rowe Price, Baltimore, MD. Age 54.

JEAN D. HAMILTON -- President, Diversified Group since 1995; prior to 1995, President, Prudential Capital Group. Age 51.

RONALD P. JOELSON -- Senior Vice President, Guaranteed Products since 1997; President, Prudential Investments Guaranteed Products from 1996 to 1998; prior to 1996, Managing Director, Enterprise Planning Unit. Age 40.

IRA J. KLEINMAN -- Executive Vice President, International Insurance Group, since 1997; prior to 1997, Senior Vice President. Age 51.

NEIL A. MCGUINNESS -- Senior Vice President, Marketing, Prudential Investments, since 1996; prior to 1996, Managing Director, Putnam Investments, Boston, MA. Age 51.

PRISCILLA A. MYERS -- Senior Vice President, Audit, Compliance and Investigation since 1995. Vice President and Auditor from 1989 to 1995. Age 48.

RICHARD O. PAINTER -- President, Prudential Insurance & Financial Services since 1995; prior to 1995, Senior Vice President, New York Life, New York, NY. Age 50.

I. EDWARD PRICE -- Senior Vice President and Actuary since 1995; prior to 1995, Chief Executive Officer, Prudential International Insurance. Age 55.

KIYOFUMI SAKAGUCHI -- President, International Insurance Group since 1995; prior to 1995, Chairman and CEO, The Prudential Life Insurance Co., Ltd., Japan. Age 55.

BRIAN M. STORMS -- President, Mutual Funds and Annuities, Prudential Investments since 1996; prior to 1996, Managing Director, Fidelity Investments, Boston. Age 43.

ROBERT J. SULLIVAN -- Senior Vice President, Sales, Prudential Investments since 1997; prior to 1997, Managing Director, Fidelity Investments, Boston. Age 59.

SUSAN J. BLOUNT -- Vice President and Secretary since 1995; prior to 1995, Assistant General Counsel. Age 40.

C. EDWARD CHAPLIN -- Vice President and Treasurer since 1995; prior to 1995, Managing Director and Assistant Treasurer. Age 41.

                                     PART B

                           INFORMATION REQUIRED IN A
                      STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION


May 1, 1998


INDIVIDUAL VARIABLE ANNUITY CONTRACTS OF
THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT
ACCOUNT

         The Individual Variable Annuity Contract (the "Contract") of The Prudential Individual Variable Contract Account (the "Account") is a variable annuity contract issued by The Prudential Insurance Company of America ("Prudential"). The Contract is purchased by making an initial purchase payment of $1,000 or more; subsequent payments must be $100 or more.


         This statement of additional information is not a prospectus and should be read in conjunction with the Contract's prospectus, dated May 1, 1998, which is available without charge upon written request to The Prudential Insurance Company of America, 751 Broad Street, Newark New Jersey 07102-3777, or by telephoning (888) PRU - 2888.

                        THE PRUDENTIAL INSURANCE COMPANY
                                751 Broad Street
                          Newark, New Jersey 07102-3777
                           Telephone: (888) PRU- 2888


VIP-1B Ed 5-98
Catalog # 64M0999

                                    CONTENTS

                                                                            PAGE

OTHER INFORMATION CONCERNING THE ACCOUNT....................................   1
        A. EXPERTS..........................................................   1
        B. PRINCIPAL UNDERWRITER............................................   1
        C. PARTICIPATION IN DIVISIBLE SURPLUS...............................   1
        D. PERFORMANCE INFORMATION..........................................   1
        E. FINANCIAL STATEMENTS.............................................   3

FINANCIAL STATEMENTS OF THE PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE
    CONTRACT ACCOUNT........................................................  A1


CONSOLIDATED FINANCIAL STATEMENTS OF THE PRUDENTIAL INSURANCE COMPANY
    OF AMERICA AND SUBSIDIARIES.............................................  B1


DETERMINATION OF SUBACCOUNT UNIT VALUES AND OF THE AMOUNT OF MONTHLY
    VARIABLE ANNUITY PAYMENTS...............................................  C1
        A. SUBACCOUNT UNIT VALUES...........................................  C1
        B. DETERMINATION OF THE AMOUNT OF MONTHLY VARIABLE ANNUITY PAYMENT..  C1

                    OTHER INFORMATION CONCERNING THE ACCOUNT

A. EXPERTS


The financial statements included in this prospectus for the years ended December 31, 1997 and December 31, 1996 have been audited by Price Waterhouse LLP, independent accountants, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Price Waterhouse LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

The financial statements included in this prospectus for year ended December 31, 1995 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP's principal business address is Two Hilton Court, Parsippany, New Jersey 07054-0319.

On March 12, 1996, Deloitte & Touche LLP was replaced as the independent accountants of Prudential. There have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of the accountant, would have caused them to make a reference to the matter in their reports.


B. PRINCIPAL UNDERWRITER


Currently, Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of Prudential which was organized in 1971 under New Jersey law, acts as the principal underwriter of the Contract. Prudential expects that during the second quarter of 1998 Prusec's responsibilities as principal underwriter will be assigned to Prudential Investment Management Services LLC ("PIMS"). PIMS, also and indirect wholly-owned subsidiary of Prudential, is a limited liability corporation organized under Delaware law in 1996. PIMS will act as principal underwriter under substantially the same terms as Prusec does currently. Both Prusec and PIMS are registered as broker-dealers under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealer, Inc. The principal business address of both Prusec and PIMS is 751 Broad Street, Newark, New Jersey 07102-3777.

The Contract is currently sold by registered representatives of the principal underwriter and may also be sold through other broker-dealers authorized by the principal underwriter, including broker-dealers otherwise unaffiliated with Prudential. Registered representatives of such other unaffiliated broker-dealers may be paid on a different basis than registered representatives of the principal underwriter or broker-dealers affiliated with Prudential. The maximum commission that will be paid to the broker-dealer to cover both the individual representative's commission and other distribution expenses will not exceed 6% of the purchase payment. In addition, trail commissions based on the size of the Contract fund may be paid.


C. PARTICIPATION IN DIVISIBLE SURPLUS

A mutual life insurance company, such as Prudential, differs from a stock life insurance company in that it has no stockholders who are the owners of the enterprise. Every owner of a Prudential Contract participates in the divisible surplus of Prudential, according to an annual determination of Prudential's Board of Directors of the portion, if any, of the divisible surplus of the entire company that is attributable to the class of contracts of which he or she is an owner. Before annuity payments begin it is unlikely that any dividends will be payable to the owners of the Contracts described in the prospectus because the charges made by Prudential are not expected to exceed its actual expenses in distributing and administering the Contracts. However, there may be dividends payable during an annuity payout period.

D. PERFORMANCE INFORMATION


The tables that follow provide performance information for each subaccount through December 31, 1997 The performance information is based on historical experience and does not indicate or represent future performance.


AVERAGE ANNUAL TOTAL RETURN


Table 1 below shows the average annual rates of total return on hypothetical investments of $1,000 for periods ended December 31, 1997 in each subaccount other than the Money Market Subaccount. These figures assume withdrawal of the investments at the end of the period other than to effect an annuity under the Contract.

                                     TABLE 1
                           AVERAGE ANNUAL TOTAL RETURN



                                                                                                                   FROM DATE
                                                                                                                  SUBACCOUNT
                                                                    ONE YEAR      FIVE YEARS       TEN YEARS      ESTABLISHED
                                                      DATE            ENDED          ENDED           ENDED          THROUGH
                SUBACCOUNT                         ESTABLISHED      12/31/97       12/31/97        12/31/97        12/31/97
                ----------                         -----------      --------      ----------       ---------      -----------
Diversified Bond..................................     6/83            0.73           5.88          7.73              8.18
Government Income.................................     5/89            1.83           5.45           N/A              7.33
Conservative Balanced.............................     6/83            5.59           8.80          9.62              9.46
Flexible Managed..................................     5/83           10.08          11.33         11.87             10.74
High Yield Bond...................................     2/87            5.92           9.65          9.16              7.77
Stock Index.......................................    10/87           24.87          17.93         15.89             16.34
Equity Income.....................................     2/88           28.63          18.32           N/A             15.24
Equity............................................     6/83           16.74          17.54         15.96             14.10
Prudential Jennison...............................     5/95           23.76            N/A           N/A             23.51
Small Capitalization Stock........................     5/95           17.25            N/A           N/A             21.44
Global............................................     5/89           -0.85          13.22           N/A              7.40
Natural Resources.................................     5/88          -18.42          10.06           N/A              9.80

The average annual rates of total return shown above are computed by finding the average annual compounded rates of return over the periods shown that would equate the initial amount invested to the withdrawal value, in accordance with the following formula: P(1+T)1/2- ERA. In the formula, P is a hypothetical investment of $1,000; T is the average annual total return; 1/2 is the number of years; and ERA is the withdrawal value at the end of the periods shown. These figures assume deduction of the maximum deferred sales charge that may be applicable to a particular period. The annual contract fee is included, however it applies only if the Contract fund is less than $10,000.


NON-STANDARD TOTAL RETURN

Table 2 below shows the average annual rates of return as in Table 1, but assumes that the investments are not withdrawn at the end of the period or that the Contract owner annuitizes at the end of the period.

                                     TABLE 2
               AVERAGE ANNUAL TOTAL RETURN ASSUMING NO WITHDRAWAL


                                                                                                                   FROM DATE
                                                                                                                  SUBACCOUNT
                                                                    ONE YEAR      FIVE YEARS       TEN YEARS      ESTABLISHED
                                                      DATE            ENDED          ENDED           ENDED          THROUGH
                SUBACCOUNT                         ESTABLISHED      12/31/97       12/31/97        12/31/97        12/31/97
                ----------                         -----------      -------        -------         -------         -------
Diversified Bond..................................     6/83            6.98           6.29          7.73              8.18
Government Income.................................     5/89            8.07           5.87           N/A              7.33
Conservative Balanced.............................     6/83           11.80           9.16          9.62              9.46
Flexible Managed..................................     5/83           16.26          11.65         11.87             10.74
High Yield Bond...................................     2/87           12.14           9.99          9.16              7.77
Stock Index.......................................    10/87           30.96          18.17         15.89             16.34
Equity Income.....................................     2/88           34.69          18.55           N/A             15.24
Equity............................................     6/83           22.88          17.78         15.96             14.10
Prudential Jennison...............................     5/95           29.85            N/A           N/A             24.79
Small Capitalization Stock........................     5/95           23.39            N/A           N/A             22.77
Global............................................     5/89            5.41          13.52           N/A              7.40
Natural Resources.................................     5/88          -12.94          10.40           N/A              9.80

Table 3 shows the cumulative total return for the subaccounts, assuming no withdrawal.

                                     TABLE 3
                 CUMULATIVE TOTAL RETURN ASSUMING NO WITHDRAWAL



                                                                                                                  FROM DATE
                                                                                                                  SUBACCOUNT
                                                                    ONE YEAR      FIVE YEARS       TEN YEARS      ESTABLISHED
                                                      DATE            ENDED          ENDED           ENDED          THROUGH
                SUBACCOUNT                         ESTABLISHED      12/31/97       12/31/97        12/31/97        12/31/97
               ------------                        -----------      -------        -------         -------         -------
Diversified Bond..................................     6/83            6.98           35.67         110.59          214.15
Government Income.................................     5/89            8.07           32.98            N/A           84.63
Conservative Balanced.............................     6/83           11.80           55.00         150.60          273.38
Flexible Managed..................................     5/83           16.26           73.47         207.05          343.43
High Yield Bond...................................     2/87           12.14           61.01         140.25          125.22
Stock Index.......................................    10/87           30.96          130.42         337.14          368.39
Equity Income.....................................     2/88           34.69          134.17            N/A          305.23
Equity............................................     6/83           22.88          128.68         339.79          583.75
Prudential Jennison...............................     5/95           29.85             N/A            N/A           80.63
Small Capitalization Stock........................     5/95           23.39             N/A            N/A           72.92
Global............................................     5/89            5.41           88.49            N/A           85.74
Natural Resources.................................     5/88          -12.94           63.99            N/A          146.85




MONEY MARKET SUBACCOUNT YIELD


The "yield" and "effective yield" of the Money Market Subaccount for the seven days ended December 31, 1997 were 4.22% and 4.30%, respectively.


The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Contract owner accounts, and dividing the difference by the value of the subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%.

The deduction referred to above consists of the 1% charge for mortality and expense risks and the 0.20% charge for administration. It does not reflect the deferred sales charge. It does reflect the annual contract fee, however it will only be charged if the Contract Fund is less than $10,000.

The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield--((base period return + 1) 365/7)--1.

The yields on amounts held in the Money Market Subaccount will fluctuate on a daily basis. Therefore, the stated yields for any given period are not an indication of future yields.

COMPARISONS

Reports or advertising may include comparative performance information, including, but not limited to: (1) comparisons to market indices such as the Dow Jones Industrial Average, the Standard & Poor's 500 Index, the Value Line Composite Index, the Russell 2000 Index, the Morgan Stanley World Index, the Lehman Brothers bond indices; (2) comparisons to other investments, such as certificates of deposit; (3) performance rankings assigned by services such as Morningstar, Inc. and Variable Annuity Research and Data Services (VARDS), and Lipper Analytical Services, Inc.; (4) data presented by analysts such as Dow Jones, A.M. Best, The Bank Rate Monitor National Index; and (5) data in publications such as The Wall Street Journal, Times, Forbes, Barrons, Fortune, Money Magazine, and Financial World.

E. FINANCIAL STATEMENTS


The consolidated financial statements of Prudential and its subsidiaries included herein should be distinguished from the financial statements of the Account, and should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contracts.

                             FINANCIAL STATEMENTS OF
               THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 1997

                                                                                         SUBACCOUNTS
                                                      -----------------------------------------------------------------------------
                                                          MONEY         DIVERSIFIED                       FLEXIBLE      CONSERVATIVE
                                                          MARKET            BOND          EQUITY           MANAGED        BALANCED
                                                      --------------    -------------  ---------------  -------------  ------------
ASSETS
   Investment in shares of The Prudential Series
   Fund, Inc.
     Portfolio at net asset value [Note 3] ..........  $ 250,299,005  $ 227,069,081  $1,449,310,301   $ 906,247,126  $ 1,503,678,358
   Receivable from The Prudential Insurance Company of
     America [Note 2]................................              0        717,597               0               0                0
                                                      -------------- --------------- ---------------  -------------- ---------------
       Net Assets....................................  $ 250,299,005  $ 227,786,678  $1,449,310,301   $ 906,247,126  $ 1,503,678,358
                                                      ============== ==============  ==============   =============  ===============

NET ASSETS, representing
   Equity of Contract owners.........................  $ 246,238,487  $ 227,350,803  $1,448,451,322   $ 902,799,341  $ 1,496,534,502
   Equity of annuitants..............................         66,619        435,875               0          96,362          102,958
   Equity of The Prudential Insurance Company of
   America...........................................      3,993,899              0         858,979       3,351,423        7,040,898
                                                      -------------- ---------------  --------------   -------------  --------------
                                                       $ 250,299,005  $ 227,786,678  $1,449,310,301   $ 906,247,126  $ 1,503,678,358
                                                      ============== ==============  ==============   =============  ===============


STATEMENTS OF OPERATIONS
For the year ended December 31, 1997

                                                                                         SUBACCOUNTS
                                                      -----------------------------------------------------------------------------
                                                           MONEY        DIVERSIFIED                       FLEXIBLE     CONSERVATIVE
                                                           MARKET           BOND           EQUITY          MANAGED       BALANCED
                                                      --------------    -------------  ---------------  -------------  ------------

INVESTMENT INCOME
   Dividend distributions received...................  $   15,268,362  $  16,901,127  $   32,344,814  $   27,153,765  $  69,645,435

EXPENSES
   Charges to Contract owners for assuming
     mortality risk and expense risk and for
     administration [Note 5A and 5B].................       3,403,168      2,790,071      16,875,841      10,829,207     18,102,598
     (Note 5A)
                                                       --------------  -------------  --------------   -------------  -------------
NET INVESTMENT INCOME (LOSS).........................      11,865,194     14,111,056      15,468,973      16,324,558     51,542,837
                                                       --------------   ------------  --------------   -------------  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
   Capital gains distributions received..............               0      2,678,457      78,732,943     136,601,647    162,961,825
   Realized gain on shares redeemed
     [average cost basis]............................               0        871,425      45,936,231      17,694,945     18,586,761
   Net change in unrealized gain (loss) on                          0     (1,421,119)    151,756,418     (31,167,938)   (59,829,935)
   investments.......................................

                                                       --------------  -------------  --------------   -------------  -------------
NET GAIN (LOSS) ON INVESTMENTS.......................               0      2,128,763     276,425,592     123,128,654    121,718,651
                                                       --------------  -------------  --------------   -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS.........................  $   11,865,194  $  16,239,819  $  291,894,565  $  139,453,212  $ 173,261,488
                                                       ==============  =============  ==============  ==============  =============


            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A7 THROUGH A13
                                       A1

                                                         SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
      HIGH                                                                                                               SMALL
      YIELD            STOCK          EQUITY           NATURAL                         GOVERNMENT      PRUDENTIAL    CAPITALIZATION
      BOND             INDEX          INCOME          RESOURCES         GLOBAL           INCOME         JENNISON         STOCK
---------------   --------------  --------------   --------------   --------------   --------------   -------------   --------------

 $  206,710,618   $  584,301,321  $  924,080,586   $  114,268,041   $  261,664,386   $  234,702,746   $ 142,558,366   $  105,914,426

              0                0               0                0                0                0               0                0
---------------   --------------  --------------   --------------   --------------   --------------   -------------   --------------
 $  206,710,618   $  584,301,321  $  924,080,586   $  114,268,041   $  261,664,386   $  234,702,746   $ 142,558,366   $  105,914,426
===============   ==============  ==============   ==============   ==============   ==============   =============   ==============

 $  206,703,946   $  583,199,488  $  923,476,299   $  113,116,367   $  259,907,600   $  234,294,649  $  142,366,117   $  105,611,009
              0                0               0                0                0                0               0                0
          6,672        1,101,833         604,287        1,151,674        1,756,786          408,097         192,249          303,417
---------------   --------------  --------------   --------------   --------------   --------------   -------------   --------------
 $  206,710,618   $  584,301,321  $  924,080,586   $  114,268,041   $  261,664,386   $  234,702,746  $  142,558,366   $  105,914,426
===============   ==============  ==============   ==============   ==============   ==============   =============   ==============









                                                         SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
      HIGH                                                                                                               SMALL
      YIELD            STOCK          EQUITY           NATURAL                        GOVERNMENT      PRUDENTIAL     CAPITALIZATION
      BOND             INDEX          INCOME          RESOURCES         GLOBAL          INCOME         JENNISON         STOCK
---------------   --------------  --------------   --------------   --------------   --------------   -------------   --------------
 $   19,426,410   $    7,989,506  $   21,618,173   $      736,335   $    3,362,350   $   15,529,678  $      280,341   $    530,549




      2,485,000        6,336,577       9,942,601        1,751,764        3,406,550        2,880,153       1,397,760        951,414
---------------   --------------  --------------   --------------   --------------   --------------   -------------   -------------
     16,941,410        1,652,929      11,675,572       (1,015,429)         (44,200)      12,649,525      (1,117,419)      (420,865)
---------------   --------------  --------------   --------------   --------------   --------------   -------------   --------------


              0       16,305,306      83,667,610       15,057,641       12,621,909                0       8,029,556      7,179,462

      1,058,521       18,694,963      22,177,266        4,265,854       10,753,188           89,927       2,207,647      1,680,689
      6,571,445      103,662,327     131,284,129      (35,259,336)      (7,387,766)       6,283,807      19,900,327      7,162,308
---------------   --------------  --------------   --------------   --------------   --------------   -------------   ------------
      7,629,966      138,662,596     237,129,005      (15,935,841)      15,987,331        6,373,734      30,137,530     16,022,459
---------------   --------------  --------------   --------------   --------------   --------------   -------------   ------------


 $   24,571,376   $  140,315,525  $  248,804,577   $  (16,951,270)  $   15,943,131   $   19,023,259  $   29,020,111   $ 15,601,594
===============   ==============  ==============   ==============   ==============   ==============   =============   ============


            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A7 THROUGH A13
                                       A2

                             FINANCIAL STATEMENTS OF
               THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT

STATEMENTS  OF CHANGES IN NET ASSETS
For the years ended  December  31, 1997 and 1996

                                                                                 SUBACCOUNTS
                                           ----------------------------------------------------------------------------------------
                                                        MONEY                    DIVERSIFIED                      EQUITY
                                                       MARKET                       BOND
                                           ----------------------------- --------------------------  ----------------------------
                                               1997           1996            1997         1996           1997            1996
                                           -------------- -------------- --------------------------  --------------- ------------

OPERATIONS:
   Net investment income (loss)............$ 11,865,194  $ 12,115,680  $  14,111,056  $ 12,544,502  $  15,468,973  $   15,310,773
   Capital gains distributions received....           0             0      2,678,457             0     78,732,943     114,264,566
   Realized gain on shares redeemed
     [average cost basis]..................           0             0        871,425       174,400     45,936,231       5,444,130
   Net change in unrealized gain (loss) on
     investments...........................           0             0     (1,421,119)   (4,953,596)   151,756,418      51,568,436
                                            ------------  ------------  ------------- ------------  -------------  --------------
 NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS..............................  11,865,194    12,115,680     16,239,819     7,765,306    291,894,565     186,587,905
                                            ------------  ------------  ------------- ------------  -------------  --------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM PREMIUM
   PAYMENTS AND OTHER OPERATING
   TRANSFERS [Note 7]...................... (75,545,193)    1,706,616    (32,706,750)    5,466,608   (135,911,653)     59,118,381
                                            ------------  ------------  ------------- ------------  -------------  --------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM EQUITY
   TRANSFERS [Note 8]......................    1,260,361    (2,978,837)        13,417       45,114       (431,506)     (2,969,818)
                                              ------------  ------------  ----------- ------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS.................................. (62,419,638)   10,843,459    (16,453,514)   13,277,028    155,551,406     242,736,468

NET ASSETS:
   Beginning of year....................... 312,718,643   301,875,184    244,240,192   230,963,164   1,293,758,895  1,051,022,427
                                            ------------  ------------  ------------- ------------- -------------- --------------
   End of year.............................$250,299,005  $312,718,643  $ 227,786,678  $ 244,240,192 $1,449,310,301 $1,293,758,895
                                            ============  ============  ============= ============= ============== ==============


            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A7 THROUGH A13
                                       A3

                                                        SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  HIGH
              FLEXIBLE                         CONSERVATIVE                       YIELD                            STOCK
              MANAGED                            BALANCED                         BOND                             INDEX
--------------------------------  --------------------------------  -------------------------------  -------------------------------
        1997            1996              1997             1996            1997             1996            1997             1996
-----------------  -------------  ---------------  ---------------  --------------  ---------------  --------------   --------------

 $    16,324,558  $   15,529,180  $    51,542,837  $    41,591,964  $   16,941,410  $    17,437,936  $    1,652,929   $    2,651,307
     136,601,647      81,058,661      162,961,825       91,075,317               0                0      16,305,306        4,966,520

      17,694,945       2,079,840       18,586,761        2,546,226       1,058,521          169,760      18,694,963        3,738,352

     (31,167,938)    (4,416,389)      (59,829,935)      17,056,572       6,571,445        1,864,874     103,662,327       60,376,871
  ---------------  --------------  ---------------  ---------------  --------------  ---------------  --------------   -------------


     139,453,212      94,251,292      173,261,488      152,270,079      24,571,376       19,472,570     140,315,525       71,733,050
  ---------------  --------------  ---------------  ---------------  --------------  ---------------  --------------   -------------



     (97,169,435)     18,025,987     (159,071,283)       8,268,497     (25,508,643)      (2,397,302)      3,420,134       64,563,773
  ---------------  --------------  ---------------  ---------------  --------------  ---------------  --------------   -------------


       1,952,643        (290,507)        (643,118)       6,028,831        (334,358)      (1,171,126)       (116,556)       (780,432)
  ---------------  --------------  ---------------  ---------------  --------------  ---------------  --------------   -------------

      44,236,420     111,986,772       13,547,087      166,567,407      (1,271,625)      15,904,142     143,619,103      135,516,391

     862,010,706     750,023,934    1,490,131,271    1,323,563,864     207,982,243      192,078,101     440,682,218      305,165,827
  ---------------  --------------  ---------------  ---------------  --------------  ---------------  --------------   -------------
 $   906,247,126  $  862,010,706  $ 1,503,678,358  $ 1,490,131,271  $  206,710,618  $   207,982,243  $  584,301,321   $  440,682,218
 ================ =============== ===============  ===============  ==============  ===============  ===============  ==============

            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A7 THROUGH A13
                                       A4

                             FINANCIAL STATEMENTS OF
               THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT

STATEMENTS  OF CHANGES IN NET ASSETS
For the years ended  December  31, 1997 and 1996

                                                                                  SUBACCOUNTS
                                           -----------------------------------------------------------------------------------------
                                                     EQUITY                        NATURAL
                                                     INCOME                        RESOURCES                      GLOBAL
                                           ----------------------------- ------------------------------ ----------------------------
                                                1997           1996           1997            1996           1997           1996
                                           -------------- -------------- -------------- --------------- --------------  ------------
OPERATIONS:
   Net investment income (loss)..........  $  11,675,572  $  15,454,576  $  (1,015,429)  $    (631,711) $     (44,200) $   3,824,014
   Capital gains distributions received..     83,667,610     23,234,609     15,057,641      17,991,345     12,621,909      4,275,097
   Realized gain on shares redeemed
     [average cost basis]................     22,177,266      4,894,670      4,265,854         659,033     10,753,188      2,514,488
   Net change in unrealized gain (loss)
     on investments......................    131,284,129     82,705,905    (35,259,336)     13,421,277     (7,387,766)    31,571,540
                                           -------------- -------------- --------------  -------------- -------------- -------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS............................    248,804,577    126,289,760    (16,951,270)     31,439,944     15,943,131     42,185,139
                                           -------------- -------------- --------------  -------------- -------------- -------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM PREMIUM
   PAYMENTS AND OTHER OPERATING
   TRANSFERS [Note 7]....................    (60,468,381)   (19,015,822)   (24,245,773)     20,830,938    (33,385,529)    20,717,798
                                           -------------- -------------- --------------  -------------- -------------- -------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM EQUITY
   TRANSFERS [Note 8]....................       (186,017)    (1,632,886)       647,536         (69,831)     1,851,079      (770,614)
                                           -------------- -------------- --------------  -------------- -------------- -------------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS................................    188,150,179    105,641,052    (40,549,507)     52,201,051    (15,591,319)   62,132,323

NET ASSETS:
   Beginning of year.....................    735,930,407    630,289,355    154,817,548     102,616,497    277,255,705   215,123,382
                                           -------------- -------------- --------------  -------------- -------------- -------------
   End of year...........................  $ 924,080,586  $ 735,930,407  $ 114,268,041   $ 154,817,548  $ 261,664,386  $ 277,255,705
                                           ============== ============== ==============  ============== ============== =============



            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A7 THROUGH A13
                                       A5

                                     SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------
                                                                                SMALL
           GOVERNMENT                       PRUDENTIAL                     CAPITALIZATION
             INCOME                          JENNISON                           STOCK
--------------------------------- --------------------------------- --------------------------------
       1997            1996             1997             1996            1997             1996
----------------  --------------- ----------------  ---------------  -------------- ----------------

 $    12,649,525  $   14,352,559  $    (1,117,419) $      (557,901) $     (420,865) $      (110,250)
               0               0        8,029,556                0       7,179,462          991,049

          89,927         254,071        2,207,647           65,488       1,680,689          207,931

       6,283,807     (11,980,070)      19,900,327        8,010,502       7,162,308        5,018,004
 ---------------  --------------  ---------------  ---------------  --------------  ---------------


      19,023,259       2,626,560       29,020,111        7,518,089      15,601,594        6,106,734
 ---------------  --------------  ---------------  ---------------  --------------  ---------------



     (52,662,598)    (21,661,238)      24,668,485       52,514,199      34,572,477       29,814,777
 ---------------  --------------  ---------------  ---------------  --------------  ---------------


      (4,594,249)      3,578,576       (1,042,725)      (2,467,088)       (542,063)        (530,162)
 ---------------  --------------  ---------------  ---------------  --------------  ---------------

     (38,233,588)    (15,456,102)      52,645,871       57,565,200      49,632,008       35,391,349

     272,936,334     288,392,436       89,912,495       32,347,295      56,282,418       20,891,069
 ---------------  --------------  ---------------  ---------------  --------------  ---------------
 $   234,702,746  $  272,936,334  $   142,558,366  $    89,912,495  $  105,914,426  $    56,282,418
 ===============  ==============  ===============  ===============  ==============  ===============



            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A7 THROUGH A13
                                       A6

                        NOTES TO FINANCIAL STATEMENTS OF
               THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT

                      For the Year Ended December 31, 1997

NOTE 1:    GENERAL

           The Prudential Individual Variable Contract Account ("the Account") of The Prudential Insurance Company of America ("Prudential") was established on October 12, 1982 by a resolution of Prudential's Board of Directors in conformity with insurance laws of the State of New Jersey. The assets of the Account are segregated from Prudential's other assets. Proceeds from the purchases of The Prudential Variable Investment Plan ("VIP") and The Prudential Discovery Plus ("PDISCO+") variable annuity Contracts are invested in the Account.

           The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are thirteen subaccounts within the Account, each of which invests only in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). The Series Fund is a diversified open-end management investment company, and is managed by The Prudential.

NOTE 2:    SIGNIFICANT ACCOUNTING POLICIES

           The financial statements are prepared in conformity with generally accepted accounting principles (GAAP). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

           Investments--The  investments in shares of the Series Fund are stated
           -----------
           at the net asset value of the respective portfolio.

           Security   Transactions--Realized   gains  and  losses  on   security
           -----------------------
           transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

           Distributions   Received--Dividend  and  capital  gain  distributions
           ------------------------
           received are reinvested in additional shares of the Series Fund and are recorded on the ex-dividend date.

           Equity of The  Prudential  Insurance  Company of  America--Prudential
           ---------------------------------------------------------
           maintains a position in the Account for liquidity purposes including unit purchases and redemptions, fund share transactions, and expense processing. Prudential monitors the balance daily and transfers funds based upon anticipated activity. At times, Prudential may owe an amount to the Account, which is reflected in the Account's Statements of Net Assets as a receivable from Prudential. The receivable does not have an effect on the Contract owner's account or the related unit value.

           Equity  of  Annuitants--Equity  of  annuitants  is  the  reserve  for
           ----------------------
           currently payable Contracts and is computed using the following: the 1983 A Mortality Table, the investment results of annuitants' subaccounts, an assumed investment result of 3.5% and various valuation interest rates ranging from 6.5% to 11%, depending on the Contract's year of issue.


                                       A7

NOTE 3:    INVESTMENT   INFORMATION   FOR  THE  PRUDENTIAL   SERIES  FUND,  INC.
           PORTFOLIOS

           The net asset value per share for each portfolio of the Series Fund, the number of shares of each portfolio held by the subaccounts of the Account and the aggregate cost of investments in such shares at December 31, 1997 were as follows:

                                                                                   PORTFOLIOS
                                              ------------------------------------------------------------------------------------
                                                   MONEY         DIVERSIFIED                         FLEXIBLE       CONSERVATIVE
                                                   MARKET            BOND            EQUITY          MANAGED          BALANCED
                                              ---------------- ---------------- ---------------- ---------------- ----------------
           Number of Shares:                       25,029,901       20,601,721       46,647,980       52,443,976      100,444,637
           Net asset value per share:         $      10.00000  $      11.02185  $      31.06909  $      17.28029  $      14.97022
           Cost:                              $   250,299,005  $   225,510,503  $ 1,037,926,129  $   863,087,287  $ 1,476,354,857

                                                                            PORTFOLIOS (CONTINUED)
                                              ------------------------------------------------------------------------------------
                                                    HIGH
                                                   YIELD            STOCK            EQUITY          NATURAL
                                                    BOND            INDEX            INCOME         RESOURCES          GLOBAL
                                              ---------------- ---------------- ---------------- ---------------- ----------------
           Number of Shares:                       25,380,300       19,335,203       41,276,871        7,495,808       14,598,977
           Net asset value per share:         $       8.14453  $      30.21956  $      22.38737  $      15.24426  $      17.92348
           Cost:                              $   202,987,406  $   331,995,882  $   659,904,657  $   122,567,675  $   214,478,004

                                                           PORTFOLIOS (CONTINUED)
                                              --------------------------------------------------
                                                                                     SMALL
                                                 GOVERNMENT       PRUDENTIAL     CAPITALIZATION
                                                   INCOME          JENNISON          STOCK
                                              ---------------- ---------------- ----------------
           Number of Shares:                       20,368,446        8,039,832        6,648,306
           Net asset value per share:         $      11.52286  $      17.73151  $      15.93104
           Cost:                              $   229,668,490  $   113,701,894  $    92,987,560


                                       A8

NOTE 4:    CONTRACT OWNER UNIT INFORMATION

           Outstanding Contract owner units, unit values and total value of Contract owner equity at December 31, 1997 were as follows:

                                                                                       SUBACCOUNTS
                                                    --------------------------------------------------------------------------------
                                                         MONEY        DIVERSIFIED                      FLEXIBLE      CONSERVATIVE
                                                        MARKET           BOND           EQUITY          MANAGED        BALANCED
                                                    --------------- --------------- --------------- ---------------  --------------

           Contract Owner Units Outstanding (VIP)....16,990,011.295  15,879,990.996  47,418,536.450  70,814,807.780 118,170,617.538
           Unit Value (VIP).........................$       2.09203 $       3.20766 $       6.99611 $       4.53976  $      3.83869
                                                    --------------- --------------- --------------- ---------------  ---------------

           Contract Owner Equity (VIP)..............$    35,543,613 $    50,937,612 $   331,745,297 $   321,482,232  $  453,620,368
                                                    --------------- --------------- --------------- ---------------  ---------------

           Contract Owner Units Outstanding         100,713,122.423  54,997,472.119 159,618,134.233 128,050,185.211 271,684,906.571
           (PDISCO+)
           Unit Value (PDISCO+).....................$       2.09203 $       3.20766 $       6.99611 $       4.53976  $      3.83869
                                                    --------------- --------------- --------------- ---------------  ---------------
           Contract Owner Equity (PDISCO+)..........$   210,694,874 $   176,413,191 $ 1,116,706,025 $   581,317,109  $1,042,914,134
                                                    --------------- --------------- --------------- ---------------  ---------------
           TOTAL CONTRACT OWNER EQUITY..............$   246,238,487 $   227,350,803 $ 1,448,451,322 $   902,799,341  $1,496,534,502
                                                    =============== =============== =============== ===============  ==============

                                                                                 SUBACCOUNTS (CONTINUED)
                                                    --------------------------------------------------------------------------------
                                                         HIGH
                                                         YIELD           STOCK          EQUITY          NATURAL
                                                         BOND            INDEX          INCOME         RESOURCES        GLOBAL
                                                    --------------- --------------- --------------- ---------------  ---------------
           Contract Owner Units Outstanding (VIP)....15,468,070.499  33,858,272.132  29,544,795.753   9,664,492.128  19,592,028.768
           Unit Value (VIP).........................$       2.30802 $       3.81606 $       4.10841 $       2.48061  $      1.91715
                                                    --------------- --------------- --------------- ---------------  ---------------
           Contract Owner Equity (VIP)..............$    35,700,616 $   129,205,198 $   121,382,134 $    23,973,836  $   37,560,858
                                                    --------------- --------------- --------------- ---------------  ---------------

           Contract Owner Units Outstanding          74,090,922.239 118,969,379.342 195,232,258.979  35,935,729.848 115,977,749.332
           (PDISCO+)................................
           Unit Value (PDISCO+).....................$       2.30802 $       3.81606 $       4.10841 $       2.48061  $      1.91715
                                                    --------------- --------------- --------------- ---------------  ---------------
           Contract Owner Equity (PDISCO+)..........$...171,003,330 $   453,994,290 $   802,094,165 $    89,142,531  $  222,346,742
                                                     --------------- --------------- --------------- ---------------  --------------
           TOTAL CONTRACT OWNER EQUITY..............$...206,703,946 $   583,199,488 $   923,476,299 $   113,116,367  $  259,907,600
                                                    =============== =============== =============== ===============  ==============

                                                                SUBACCOUNTS (CONTINUED)
                                                    ------------------------------------------------
                                                                                         SMALL
                                                      GOVERNMENT      PRUDENTIAL    CAPITALIZATION
                                                        INCOME         JENNISON          STOCK
                                                    ---------------- --------------- ---------------
           Contract Owner Units Outstanding (VIP)....26,739,349.400  12,483,682.142   9,606,164.986
           Unit Value (VIP).........................$       1.88100 $       1.83193 $       1.74162
                                                     --------------- --------------- ---------------
           Contract Owner Equity (VIP)..............$    50,296,716 $    22,869,232 $    16,730,289
                                                     --------------- --------------- ---------------

           Contract Owner Units Outstanding          97,819,209.440  65,230,049.694  51,033,359.517
           (PDISCO+)

           Unit Value (PDISCO+).....................$       1.88100 $       1.83193 $       1.74162
                                                     --------------- --------------- ---------------
           Contract Owner Equity (PDISCO+)..........$   183,997,933 $   119,496,885 $    88,880,720
                                                     --------------- --------------- ---------------
           TOTAL CONTRACT OWNER EQUITY..............$   234,294,649 $   142,366,117 $   105,611,009
                                                    =============== =============== ===============


                                       A9

NOTE 5:    CHARGES AND EXPENSES

           A.  Mortality Risk, Expense Risk and Administrative Charges

               The mortality risk and expense risk charges at effective annual rates of 0.8% and 0.4%, respectively (for a total of 1.2% per year), are applied daily against the net assets representing equity of VIP Contract owners and annuitants held in each subaccount. Mortality risk is that annuitants may live longer than estimated and expense risk is that the cost of issuing and administering the policies may exceed the estimated expenses. For 1997, the amount of these charges paid to Prudential was $19,285,048.

               The mortality risk, expense risk and administrative charges at effective annual rates of 0.7%, 0.3% and 0.2%, respectively (for a total of 1.2% per year), are applied daily against the net assets representing equity of PDISCO+ Contract owners held in each subaccount. Administrative charges include costs associated with issuing the Contract, establishing and maintaining records, and providing reports to Contract owners. For 1997, the amount of these charges paid to Prudential was $61,867,656.

           B.  Deferred Sales Charge

               Subsequent to a Contract owner redemption, a deferred sales charge is imposed upon the withdrawal of certain purchase payments to compensate Prudential for sales and other marketing expenses. The amount of any sales charge will depend on the amount withdrawn and the number of Contract years that have elapsed since the Contract owner or annuitant made the purchase payments deemed to be withdrawn. No sales charge is made against the withdrawal of investment income. A reduced sales charge is imposed in connection with the withdrawal of a purchase payment to effect an annuity if three or more Contract years have elapsed since the Contract date, unless the annuity effected is an annuity certain. No sales charge is imposed upon death benefit payments or upon transfers made between subaccounts. For 1997, the amount of charges paid to Prudential for VIP was $1,726,683. For 1997, the amount of charges paid to Prudential for PDISCO+ was $6,969,362.

           C.  Annual Maintenance Charge

               An annual maintenance charge of $30 will be deducted if and only if the Contract fund is less than $10,000 on a Contract anniversary or at the time a full withdrawal is effected, including a withdrawal to effect an annuity. The charge is made by reducing accumulation units credited to a Contract owner's account. For 1997, the amount of charges paid to Prudential for VIP was $1,008,352. For 1997, the amount of charges paid to Prudential for PDISCO+ was $35,383.

NOTE 6:    TAXES

           Prudential is taxed as a "life insurance company" as defined by the Internal Revenue Code and the results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements.


                                      A10

NOTE 7: NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PREMIUM PAYMENTS AND OTHER OPERATING TRANSFERS

            The  following  amounts  represent   components  of  Contract  owner
            activity for the year ended December 31, 1997:

                                                                                     SUBACCOUNTS
                                                      ----------------------------------------------------------------------------
                                                           MONEY            DIVERSIFIED                              FLEXIBLE
                                                          MARKET               BOND               EQUITY             MANAGED
                                                      -----------------  ------------------  ------------------  -----------------

           Contract Owner Net Payments...............$     23,961,225   $       9,215,129          53,296,559   $     32,937,745
           Annuity Payments..........................$        (11,354)  $         (73,070)                  0   $        (14,586)
           Surrenders, Withdrawals, and Death
              Benefits...............................$    (96,558,513)  $     (37,912,055)       (173,999,157)  $   (116,462,620)
           Net Transfers From (To) Other
              Subaccounts or Fixed Rate Options......$     (2,913,426)  $      (3,901,996)        (14,985,846)  $    (13,383,947)
           Administrative and Other Charges..........$        (23,125)  $         (34,758)           (223,209)  $       (246,027)

                                                                               SUBACCOUNTS (CONTINUED)
                                                      ---------------------------------------------------------------------------
                                                       CONSERVATIVE          HIGH YIELD            STOCK              EQUITY
                                                         BALANCED               BOND               INDEX              INCOME
                                                      -----------------  ------------------  ------------------  ----------------
           Contract Owner Net Payments...............      46,263,316           8,018,507          35,558,028         26,582,983
           Annuity Payments..........................$        (14,685)                  0                   0                  0
           Surrenders, Withdrawals, and Death
              Benefits...............................$   (184,353,244)        (37,249,666)        (65,696,647)      (102,914,098)
           Net Transfers From (To) Other
              Subaccounts or Fixed Rate Options......$    (20,694,955)          3,740,393          33,627,406         15,917,238
           Administrative and Other Charges..........$       (271,715)            (17,877)            (68,653)           (54,504)


                                                                               SUBACCOUNTS (CONTINUED)
                                                      ---------------------------------------------------------------------------
                                                         NATURAL                               GOVERNMENT          PRUDENTIAL
                                                        RESOURCES             GLOBAL             INCOME             JENNISON
                                                    ------------------   ----------------   ----------------   ------------------
           Contract Owner Net Payments...............      8,653,651         10,541,214          3,313,349            16,187,510
           Annuity Payments..........................              0                  0                  0                     0
           Surrenders, Withdrawals, and Death
              Benefits...............................$   (15,898,839)   $   (38,550,162)   $   (34,966,016)   $      (12,794,870)
           Net Transfers From (To) Other
              Subaccounts or Fixed Rate Options......$   (16,980,836)   $    (5,350,918)   $   (20,974,599)   $       21,291,056
           Administrative and Other Charges..........$       (19,749)   $       (25,663)   $       (35,332)   $          (15,211)


                                                        SUBACCOUNTS
                                                        (CONTINUED)
                                                    ------------------
                                                         SMALL
                                                     CAPITALIZATION
                                                         STOCK
                                                    ------------------
           Contract Owner Net Payments...............     12,922,869
           Annuity Payments..........................              0
           Surrenders, Withdrawals, and Death
              Benefits...............................$    (9,070,271)
           Net Transfers From (To) Other
              Subaccounts or Fixed Rate Options......$    30,727,791
           Administrative and Other Charges..........$        (7,912)


                                      A11

NOTE 8:     NET  INCREASE   (DECREASE)  IN  NET  ASSETS  RESULTING  FROM  EQUITY
            TRANSFERS

            The  increase   (decrease)  in  net  assets  resulting  from  equity
            transfers   represents  the  net   contributions   (withdrawals)  of
            Prudential to (from) the Account.

NOTE 9:     UNIT ACTIVITY

            Transactions in units (including transfers among subaccounts) for the years ended December 31, 1997 and 1996 were as follows:


                                                                           SUBACCOUNTS
                                ---------------------------------------------------------------------------------------------------
                                             MONEY                         DIVERSIFIED
                                            MARKET                             BOND                            EQUITY
                                -------------------------------   -------------------------------   -------------------------------
                                     1997             1996            1997             1996             1997            1996
                                -------------      ------------   --------------   --------------   ------------     --------------


 Contract Owner Contributions:  172,221,298.646  204,176,098.887   8,561,110.629   18,808,605.407  25,456,660.608   52,452,881.251

 Contract Owner Redemptions:   (209,069,288.292)(203,372,346.067)(19,161,507.252) (16,855,605.935)(46,279,932.192) (40,780,551.495)


                                                                     SUBACCOUNTS (CONTINUED)
                                ---------------------------------------------------------------------------------------------------
                                                                                                                HIGH
                                           FLEXIBLE                        CONSERVATIVE                         YIELD
                                            MANAGED                          BALANCED                           BOND
                                -------------------------------   -------------------------------   -------------------------------
                                     1997             1996            1997             1996             1997            1996
                                -------------      ------------   --------------   --------------   ------------     --------------

 Contract Owner Contributions:  14,758,268.108   34,099,351.741   25,306,625.891   60,831,409.999  32,362,388.446   56,857,168.302

 Contract Owner Redemptions:   (37,195,797.677) (28,891,707.325) (68,458,695.204) (57,910,760.377)(43,990,812.817) (58,078,219.169)

                                                                     SUBACCOUNTS (CONTINUED)
                                ---------------------------------------------------------------------------------------------------
                                             STOCK                            EQUITY                           NATURAL
                                             INDEX                            INCOME                          RESOURCES
                                -------------------------------   -------------------------------   -------------------------------
                                     1997             1996            1997             1996             1997            1996
                                -------------      ------------   --------------   --------------   ------------     --------------

 Contract Owner Contributions:   42,552,393.314   56,115,653.050  27,819,691.328   35,809,207.178   12,847,676.657  23,441,600.252

 Contract Owner Redemptions:    (41,080,235.215)(31,307,337.011) (44,765,651.579) (42,629,464.634)(21,611,689.584) (15,563,220.683)

                                                                     SUBACCOUNTS (CONTINUED)
                                ---------------------------------------------------------------------------------------------------
                                                                            GOVERNMENT                       PRUDENTIAL
                                            GLOBAL                            INCOME                          JENNISON
                                -------------------------------   -------------------------------   -------------------------------
                                     1997             1996            1997             1996             1997            1996
                                -------------      ------------   --------------   --------------   ------------     --------------

 Contract Owner Contributions:   48,281,857.344   82,615,204.129   7,504,632.620   21,444,007.615   40,667,682.046  64,681,355.330

 Contract Owner Redemptions:    (65,322,630.297)(69,813,177.075) (37,417,576.892) (34,280,566.051)(26,227,875.670) (24,764,578.595)


                                      SUBACCOUNTS (CONTINUED)
                                  -------------------------------
                                             SMALL
                                        CAPITALIZATION
                                             STOCK
                                 --------------------------------
                                     1997             1996
                                 --------------   ---------------
 Contract Owner Contributions:   59,912,348.844   44,313,958.907

 Contract Owner Redemptions:    (38,855,387.335) (21,613,269.945)



                                      A12

NOTE 10:   PURCHASES AND SALES OF INVESTMENTS

           The  aggregate   costs  of  purchases  and  proceeds  from  sales  of
           investments in the Series Fund were as follows:

                                                                                   PORTFOLIOS
                                                  -------------------------------------------------------------------------------
                                                     MONEY        DIVERSIFIED                        FLEXIBLE      CONSERVATIVE
                                                     MARKET           BOND           EQUITY          MANAGED         BALANCED
                                                 --------------  --------------   --------------  --------------  --------------
           For the year ended December 31, 1997
           Purchases...........................  $   60,312,000  $    4,032,000   $    3,813,000  $      248,000  $        5,000
           Sales...............................  $ (138,000,000) $  (40,233,000)  $ (157,032,000) $ (106,294,000) $ (177,822,000)

                                                                             PORTFOLIOS (CONTINUED)
                                                  -------------------------------------------------------------------------------
                                                   HIGH YIELD        STOCK           EQUITY          NATURAL
                                                      BOND           INDEX           INCOME         RESOURCES         GLOBAL
                                                 --------------  --------------   --------------  --------------  --------------
           For the year ended December 31, 1997
           Purchases...........................  $   18,863,000  $   41,479,000   $    5,818,000  $    6,033,000  $    9,646,000
           Sales...............................  $  (47,191,000) $  (44,512,000)  $  (76,415,000) $  (31,383,000) $  (44,587,000)


                                                             PORTFOLIOS (CONTINUED)
                                                  ----------------------------------------------
                                                                                       SMALL
                                                   GOVERNMENT      PRUDENTIAL     CAPITALIZATION
                                                     INCOME         JENNISON           STOCK
                                                 --------------  --------------   --------------
           For the year ended December 31, 1997
           Purchases...........................  $        5,000  $   32,756,000   $   45,212,000
           Sales...............................  $  (60,142,000) $  (10,528,000)  $  (12,133,000)


                                      A13

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Contract Owners of the
Prudential Individual Variable Contract Account and the Board of Directors of The Prudential Insurance Company of America

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Money Market, Diversified Bond, Equity, Flexible Managed, Conservative Balanced, High Yield Bond, Stock Index, Equity Income, Natural Resources, Global, Government Income, Prudential Jennison and Small Capitalization Stock Subaccounts of the Prudential Individual Variable Contract Account at December 31, 1997, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of The Prudential Insurance Company of America's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares owned in The Prudential Series Fund, Inc. at December 31, 1997, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP
New York, New York
March 20, 1998



                                      A14

                       REPORT OF INDEPENDENT ACCOUNTANTS
                       ---------------------------------


March 5, 1998

To the Board of Directors and Policyholders of The Prudential Insurance Company of America

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of changes in equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America and its subsidiaries at December 31, 1997 and 1996, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
The Prudential Insurance Company of America
Newark, New Jersey

We have audited the accompanying consolidated statements of operations, changes in equity, and cash flows of The Prudential Insurance Company of America and subsidiaries for the year ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such consolidated statements of operations, changes in equity, and cash flows present fairly, in all material respects, the results of operations and cash flows of The Prudential Insurance Company of America and subsidiaries for the year ended December 31, 1995 in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
June 4, 1997


                                         THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                        CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
                                          DECEMBER 31, 1997 AND 1996 (IN MILLIONS)

                                                                                                   1997               1996
                                                                                                -----------        -----------
ASSETS
  Fixed maturities:
    Available for sale, at fair value (amortized cost, 1997: $71,496; 1996: $64,545) .......... $    75,270        $    66,553
    Held to maturity, at amortized cost (fair value, 1997: $19,894; 1996: $21,362) ............      18,700             20,403
  Trading account assets, at fair value........................................................       6,044              4,219
  Equity securities, available for sale, at fair value (cost, 1997: $2,376; 1996: $2,103) .....       2,810              2,622
  Mortgage loans on real estate ...............................................................      16,004             17,097
  Investment real estate ......................................................................       1,519              2,586
  Policy loans ................................................................................       6,827              6,692
  Securities purchased under agreements to resell .............................................       8,661              5,347
  Cash collateral for borrowed securities .....................................................       5,047              2,416
  Short-term investments ......................................................................      12,106              9,294
  Other long-term investments .................................................................       3,360              2,995
                                                                                                -----------        -----------
    Total investments .........................................................................     156,348            140,224

  Cash ........................................................................................       3,636              2,091
  Deferred policy acquisition costs ...........................................................       5,994              6,291
  Accrued investment income ...................................................................       1,909              1,828
  Receivables from broker-dealer clients ......................................................       6,273              5,281
  Other assets ................................................................................      11,276              9,990
  Separate Account assets .....................................................................      74,046             63,358
                                                                                                -----------        -----------
TOTAL ASSETS .................................................................................. $   259,482        $   229,063
                                                                                                ===========        ===========

LIABILITIES AND EQUITY

LIABILITIES
  Future policy benefits ...................................................................... $    65,581        $    63,955
  Policyholders' account balances .............................................................      32,941             36,009
  Other policyholders' liabilities ............................................................       6,659              6,043
  Policyholders' dividends ....................................................................       1,269                714
  Securities sold under agreements to repurchase ..............................................      12,347              7,503
  Cash collateral for loaned securities .......................................................      14,117              8,449
  Short-term debt .............................................................................       6,774              6,562
  Long-term debt ..............................................................................       4,273              3,760
  Income taxes payable ........................................................................         500              1,544
  Payables to broker-dealer clients ...........................................................       3,338              3,018
  Securities sold but not yet purchased .......................................................       3,533              1,900
  Other liabilities ...........................................................................      14,774              8,238
  Separate Account liabilities ................................................................      73,658             62,845
                                                                                                -----------        -----------
    TOTAL LIABILITIES .........................................................................     239,764            210,540
                                                                                                ===========        ===========

COMMITMENTS AND CONTINGENCIES (SEE NOTES 12, 13 AND 14)

EQUITY
  Retained earnings ...........................................................................      18,051             17,443
  Net unrealized investment gains .............................................................       1,752              1,136
  Foreign currency translation adjustments ....................................................         (85)               (56)
                                                                                                -----------        -----------
    TOTAL EQUITY ..............................................................................      19,718             18,523
                                                                                                -----------        -----------
TOTAL LIABILITIES AND EQUITY .................................................................. $   259,482        $   229,063
                                                                                                ===========        ===========


                 SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS




                                         THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                            CONSOLIDATED STATEMENTS OF OPERATIONS
                                 YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (IN MILLIONS)

                                                                                    1997            1996             1995
                                                                                ------------     -----------      -----------
REVENUES
  Premiums .................................................................... $     18,534     $    18,962      $    19,783
  Policy charges and fee income ...............................................        1,828           1,912            1,824
  Net investment income .......................................................        9,863           9,742           10,178
  Realized investment gains, net ..............................................        2,187           1,138            1,503
  Commissions and other income ................................................        4,661           4,521            3,952
                                                                                ------------     -----------      -----------
    Total revenues ............................................................       37,073          36,275           37,240
                                                                                ------------     -----------      -----------

BENEFITS AND EXPENSES
  Policyholders' benefits .....................................................       18,208          19,306           19,470
  Interest credited to policyholders' account balances ........................        2,043           2,251            2,739
  Dividends to policyholders ..................................................        2,429           2,339            2,317
  General and administrative expenses .........................................       11,926          10,875           10,345
  Sales practice remediation costs ............................................        1,640             410               --
                                                                                ------------     -----------      -----------
    Total benefits and expenses ...............................................       36,246          35,181           34,871
                                                                                ------------     -----------      -----------

INCOME FROM OPERATIONS BEFORE INCOME TAXES ....................................          827           1,094            2,369
                                                                                ------------     -----------      -----------
  Income taxes
    Current ...................................................................          (46)            406            1,293
    Deferred ..................................................................          263            (390)            (167)
                                                                                ------------     -----------      -----------
                                                                                         217              16            1,126
                                                                                ------------     -----------      -----------

NET INCOME .................................................................... $        610     $     1,078      $     1,243
                                                                                ============     ===========      ===========

                 SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                  CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY
           YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (IN MILLIONS)



                                                                      FOREIGN           NET
                                                                      CURRENCY       UNREALIZED
                                                     RETAINED       TRANSLATION      INVESTMENT        TOTAL
                                                     EARNINGS       ADJUSTMENTS        GAINS           EQUITY
                                                    ---------       -----------      ----------      ---------
BALANCE, JANUARY 1, 1995 ........................   $  15,126       $     (42)       $      16       $  15,100
  Net income ....................................       1,243              --               --           1,243
  Change in foreign currency translation
    adjustments .................................          --              18               --              18
  Change in net unrealized investment gains .....          --              --            2,381           2,381
                                                    ---------       ---------        ---------       ---------

BALANCE, DECEMBER 31, 1995 ......................      16,369             (24)           2,397          18,742
  Net income ....................................       1,078              --               --           1,078
  Change in foreign currency translation
    adjustments .................................          --             (32)              --             (32)
  Change in net unrealized investment gains .....          --              --           (1,261)         (1,261)
  Additional pension liability adjustment .......          (4)             --               --              (4)
                                                    ---------       ---------        ---------       ---------

BALANCE, DECEMBER 31, 1996 ......................      17,443             (56)           1,136          18,523
  Net income ....................................         610              --               --             610
  Change in foreign currency translation
    adjustments .................................          --             (29)              --             (29)
  Change in net unrealized investment gains .....          --              --              616             616
  Additional pension liability adjustment .......          (2)             --               --              (2)
                                                    ---------       ---------        ---------       ---------
BALANCE, DECEMBER 31, 1997 ......................   $  18,051       $     (85)       $   1,752       $  19,718
                                                    =========       =========        =========       =========

                             SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
           YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (IN MILLIONS)


                                                                        1997             1996             1995
                                                                     ----------        ---------        ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income .....................................................   $     610         $   1,078        $   1,243
  Adjustments to reconcile net income to
   net cash provided by operating activities:
    Realized investment gains, net ...............................      (2,187)           (1,138)          (1,503)
    Policy charges and fee income ................................        (258)             (208)            (201)
    Interest credited to policyholders' account balances .........       2,043             2,128            2,616
    Depreciation and amortization ................................         258               266              398
    Other, net ...................................................       4,681            (1,180)          (2,628)
    Loss (gain) on divestitures ..................................        --                (116)             297
    Change in:
      Deferred policy acquisition costs ..........................         143              (122)            (214)
      Policy liabilities and insurance reserves ..................       2,477             2,471            2,382
      Securities purchased under agreements to resell ............      (3,314)             (217)             461
      Trading account assets .....................................      (1,825)             (433)           2,579
      Income taxes receivable/payable ............................      (1,391)             (937)             194
      Cash collateral for borrowed securities ....................      (2,631)             (332)              25
      Broker-dealer client receivables/payables ..................        (672)             (607)            (420)
      Securities sold but not yet purchased ......................       1,633               251             (225)
      Securities sold under agreements to repurchase .............       4,844              (490)            (712)
                                                                     ---------         ---------        ---------
       CASH FLOWS FROM OPERATING ACTIVITIES ......................   $   4,411         $     414        $   4,292
                                                                     ---------         ---------        ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from the sale/maturity of:
   Fixed maturities, available for sale ..........................   $ 123,550         $ 123,368        $  97,084
   Fixed maturities, held to maturity ............................       4,042             4,268            3,767
   Equity securities, available for sale .........................       2,572             2,162            2,370
   Mortgage loans on real estate .................................       4,299             5,731            5,553
   Investment real estate ........................................       1,842               615              435
   Other long-term investments ...................................       5,081             3,203            3,385
   Divestitures ..................................................        --                  52              790
  Payments for the purchase of:
   Fixed maturities, available for sale ..........................    (129,854)         (125,093)        (101,197)
   Fixed maturities, held to maturity ............................      (2,317)           (2,844)          (6,803)
   Equity securities, available for sale .........................      (2,461)           (2,384)          (1,391)
   Mortgage loans on real estate .................................      (3,363)           (1,906)          (3,015)
   Investment real estate ........................................        (241)             (142)            (387)
   Other long-term investments ...................................      (4,148)           (2,060)          (1,849)
  Cash collateral for securities loaned (net) ....................       5,668             2,891            3,471
  Short-term investments (net) ...................................      (2,848)           (1,915)           2,793
                                                                     ---------         ---------        ---------
       CASH FLOWS FROM INVESTING ACTIVITIES ......................   $   1,822         $   5,946        $   5,006
                                                                     ---------         ---------        ---------

                              SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

              YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (IN MILLIONS)


                                                                        1997              1996             1995
                                                                     ---------         ---------         ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account deposits ................................   $   5,020         $   2,799         $   2,724
  Policyholders' account withdrawals .............................      (9,873)           (8,099)           (9,164)
  Net increase(decrease) in short-term debt ......................         305               583            (3,077)
  Proceeds from the issuance of long-term debt ...................         324                93               763
  Repayments of long-term debt ...................................        (464)           (1,306)              (30)
                                                                     ---------         ---------         ---------

       CASH FLOWS USED IN FINANCING ACTIVITIES ...................      (4,688)           (5,930)           (8,784)
                                                                     ---------         ---------         ---------

NET INCREASE IN CASH .............................................       1,545               430               514

CASH, BEGINNING OF YEAR ..........................................       2,091             1,661             1,147
                                                                     ---------         ---------         ---------

CASH, END OF YEAR ................................................   $   3,636         $   2,091         $   1,661
                                                                     =========         =========         =========

SUPPLEMENTAL CASH FLOW INFORMATION:

Income taxes paid ................................................   $     968         $     793         $     430
                                                                     ---------         ---------         ---------

Interest paid ....................................................   $   1,243         $   1,404         $   1,413
                                                                     ---------         ---------         ---------


                                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS

    The Prudential Insurance Company of America and its subsidiaries (collectively, "the Company") provide insurance and financial services throughout the United States and many locations worldwide. Principal products and services provided include life and health insurance, annuities, pension and retirement related investments and administration, managed healthcare, property and casualty insurance, securities brokerage, asset management, investment advisory services and real estate brokerage.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    BASIS OF PRESENTATION

    The consolidated financial statements include the accounts of the Prudential Insurance Company of America, a mutual life insurance company, and its subsidiaries, and those partnerships and joint ventures in which the Company has a controlling interest. The consolidated financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP"). All significant intercompany balances and transactions have been eliminated.

    USE OF ESTIMATES

    The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

    INVESTMENTS

    FIXED MATURITIES classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the positive intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity." The amortized cost of fixed maturities are written down to estimated fair value when considered impaired and the decline in value is considered to be other than temporary. Unrealized gains and losses on fixed maturities "available for sale," net of income tax, the effect on deferred policy acquisition costs and participating annuity contracts that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Net unrealized investment gains."

    TRADING ACCOUNT ASSETS are carried at estimated fair value.

    EQUITY SECURITIES, available for sale, comprised of common and non-redeemable preferred stock, are carried at estimated fair value. The associated unrealized gains and losses, net of income tax, the effect on deferred policy acquisition costs and participating annuity contracts that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Net unrealized investment gains."

     MORTGAGE LOANS ON REAL ESTATE are stated primarily at unpaid principal balances, net of unamortized discounts and allowance for losses on impaired loans. Impaired loans are identified by management as loans in which a probability exists that all amounts due according to the contractual terms of the loan agreement will not be collected. Impaired loans are measured based on the present value of expected future cash flows, discounted at the loan's effective interest rate or the fair value of the collateral, if the loan is collateral dependent. The Company's periodic evaluation of the adequacy of the allowance for losses is based on a number of factors, including past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay, the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans.

    Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues the accrual of interest on impaired loans after the loans are 90 days delinquent as to principal or interest or earlier when management has serious doubts about collectibility. When a loan is recognized as

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


    impaired, any accrued but unpaid interest previously recorded on such loan is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where interest has been interrupted for a substantial period, a regular payment performance has been established.

    INVESTMENT REAL ESTATE, which the Company has the intent to hold for the production of income, is carried at depreciated cost less any write-downs to fair value for impairment losses. Depreciation on real estate is computed using the straight-line method over the estimated lives of the properties. Real estate to be disposed of is carried at the lower of depreciated cost or fair value less selling costs and is not depreciated once classified as such.

    POLICY LOANS are carried at unpaid principal balances.

    SECURITIES PURCHASED UNDER AGREEMENTS TO RESELL AND SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE are carried at the amounts at which the securities will be subsequently resold or reacquired, including accrued interest, as specified in the respective agreements. The Company's policy is to take possession of securities purchased under agreements to resell. The market value of securities to be repurchased is monitored, and additional collateral is requested, where appropriate, to protect against credit exposure.

    SECURITIES BORROWED AND SECURITIES LOANED are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities borrowed and loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the Consolidated Statements of Financial Position. Substantially, all the Company's securities borrowed contracts are with other brokers and dealers, commercial banks and institutional clients. Substantially, all of the Company's securities loaned are with large brokerage firms.

    These transactions are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less) and are collateralized principally by U.S. Government and mortgage-backed securities. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

    SHORT-TERM INVESTMENTS, including highly liquid debt instruments purchased with an original maturity of twelve months or less, are carried at amortized cost, which approximates fair value.

    OTHER LONG-TERM INVESTMENTS primarily represent the Company's investments in joint ventures and partnerships in which the Company does not have control and derivatives held for purposes other than trading. Joint venture and partnership investments are recorded using the equity method of accounting, reduced for other than temporary declines in value.

    REALIZED INVESTMENT GAINS, NET are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments considered to be other than temporary. Allowances for losses on mortgage loans on real estate are netted against asset categories to which they apply and provisions for losses on investments are included in "Realized investment gains, net." Unrealized gains and losses on trading account assets are included in "Commissions and other income."

    CASH

    Cash includes cash on hand, amounts due from banks, and money market instruments.

    DEFERRED POLICY ACQUISITION COSTS

    The costs which vary with and that are related primarily to the production of new insurance business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include certain commissions, costs of policy issuance and underwriting, and certain variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in equity.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


    For life insurance, deferred policy acquisition costs are amortized over the expected life of the contracts (up to 45 years) in proportion to estimated gross margins based on historical and anticipated future experience, which is updated periodically. The effect of changes in estimated gross margins is reflected in earnings in the period they are revised. Policy acquisition costs related to interest-sensitive products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 15 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated periodically. The effect of revisions to estimated gross profits on unamortized deferred acquisition costs is reflected in earnings in the period such estimated gross profits are revised.

    For property and casualty contracts, deferred policy acquisition costs are amortized over the period in which related premiums are earned. Future investment income is considered in determining the recoverability of deferred policy acquisition costs.

    For disability insurance, health insurance, group life insurance and most group annuities, acquisition costs are expensed as incurred.

    POLICYHOLDERS' DIVIDENDS

    The amount of the dividends to be paid to policyholders is determined annually by the Company's Board of Directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company.

    SEPARATE ACCOUNT ASSETS AND LIABILITIES

    Separate Account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders, pension fund and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, real estate mortgage loans and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are generally borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for Separate Accounts generally accrue to the policyholders and are not included in the Consolidated Statement of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income."

    INSURANCE REVENUE AND EXPENSE RECOGNITION

    Premiums from participating insurance policies are generally recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded using the net level premium method.

    Premiums from non-participating group annuities with life contingencies are generally recognized when due. For single premium immediate annuities and structured settlements, premiums are recognized when due with any excess profit deferred and recognized in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

    Amounts received as payment for interest sensitive investment contracts, deferred annuities and participating group annuities are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected in "Policy charges and fee income" and consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges, surrender charges and interest earned from the investment of these account balances. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

    For disability insurance, group life insurance, health insurance and property and casualty insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


    FOREIGN CURRENCY TRANSLATION ADJUSTMENTS

    Assets and liabilities of foreign operations and subsidiaries reported in other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. Translation adjustments arising from the use of differing exchange rates from period to period are charged or credited directly to equity. The cumulative effect of changes in foreign exchange rates are included in "Foreign currency translation adjustments."

    COMMISSIONS AND OTHER INCOME

    Commissions and other income principally includes securities and commodities, commission revenues, asset management fees, investment banking revenue and realized and unrealized gains on trading account assets of the Company's broker-dealer subsidiary.

    DERIVATIVE FINANCIAL INSTRUMENTS

    Derivatives include swaps, forwards, futures, options and loan commitments subject to market risk, all of which are used by the Company in both trading and other than trading activities. Income and expenses related to derivatives used to hedge are recorded on the accrual basis as an adjustment to the carrying amount or to the yield of the related assets or liabilities over the periods covered by the derivative contracts. Gains and losses relating to early terminations of interest rate swaps used to hedge are deferred and amortized over the remaining period originally covered by the swap. Gains and losses relating to derivatives used to hedge the risks associated with anticipated transactions are deferred and utilized to adjust the basis of the transaction once it has closed. If it is determined that the transaction will not close, such gains and losses are included in "Realized investment gains, net."

    DERIVATIVES HELD FOR TRADING PURPOSES are used in the Company's securities broker-dealer business and in a limited-purpose swap subsidiary to meet the risk management needs of its customers by structuring transactions that allow customers to manage their exposure to interest rates, foreign exchange rates, indices or prices of securities and commodities and when possible, matched trading positions are established to minimize risk to the Company. Derivatives used for trading purposes are recorded at fair value as of the reporting date. Realized and unrealized changes in fair values are included in "Commissions and other income" in the period in which the changes occur.

    DERIVATIVES HELD FOR PURPOSES OTHER THAN TRADING are primarily used to hedge or reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. Additionally, other than trading derivatives are used to change the characteristics of the Company's asset/liability mix consistent with the Company's risk management activities.

    INCOME TAXES

    The Company and its domestic subsidiaries file a consolidated federal income tax return. The Internal Revenue Code (the "Code") limits the amount of non-life insurance losses that may offset life insurance company taxable income. The Code also imposes an "equity tax" on mutual life insurance companies which, in effect, imputes an additional tax to the Company based on a formula that calculates the difference between stock and mutual insurance companies' earnings. Income taxes include an estimate for changes in the total equity tax to be paid for current and prior years. Subsidiaries operating outside the United States are taxed under applicable foreign statutes.

    Deferred income taxes are generally recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion which management believes is more likely than not to be realized.

    NEW ACCOUNTING PRONOUNCEMENTS

    In June 1996, the Financial Accounting Standards Board ("FASB") issued the Statement of Financial Accounting Standards ("SFAS") No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


    125"). The statement provides accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities and provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. SFAS 125 became effective January 1, 1997 and is to be applied prospectively. Subsequent to June 1996, FASB issued SFAS No. 127 "Deferral of the Effective Date of Certain Provisions of SFAS 125" ("SFAS 127"). SFAS 127 delays the implementation of SFAS 125 for one year for certain provisions, including repurchase agreements, dollar rolls, securities lending and similar transactions. The Company will delay implementation with respect to those affected provisions. Adoption of SFAS 125 has not and will not have a material impact on the Company's results of operations, financial condition and liquidity.

    In June of 1997, FASB issued SFAS No. 130, "Reporting Comprehensive Income," which is effective for years beginning after December 15, 1997. This statement defines comprehensive income as "the change in equity of a business enterprise during a period from transactions and other events and circumstances from non-owner sources, excluding investments by owners and distributions to owners" and establishes standards for reporting and displaying comprehensive income and its components in financial statements. The statement requires that the Company classify items of other comprehensive income by their nature and display the accumulated balance of other comprehensive income separately from retained earnings in the equity section of the Statement of Financial Position. In addition, reclassification of financial statements for earlier periods must be provided for comparative purposes.

    RECLASSIFICATIONS

    Certain amounts in the prior years have been reclassified to conform to current year presentation.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3. INVESTMENTS


   FIXED MATURITIES AND EQUITY SECURITIES

   The following tables provide additional information relating to fixed maturities and equity securities (excluding trading account assets) as of December 31:


                                                                                     1997
                                                      ------------------------------------------------------------------
                                                                             GROSS             GROSS
                                                         AMORTIZED        UNREALIZED        UNREALIZED        ESTIMATED
                                                           COST              GAINS            LOSSES         FAIR VALUE
                                                      --------------    --------------    --------------    ------------
FIXED MATURITIES AVAILABLE FOR SALE                                              (IN MILLIONS)
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies.........  $        9,755    $          783    $           --    $     10,538

Obligations of U.S. states and
   their political subdivisions.....................           1,375                93                --           1,468

Foreign government bonds............................           3,177               218                17           3,378

Corporate securities................................          49,997             2,601               144          52,454

Mortgage-backed securities..........................           6,828               210                 5           7,033

Other fixed maturities..............................             364                35                --             399
                                                      --------------    --------------    --------------    ------------
Total fixed maturities available for sale...........  $       71,496    $        3,940    $          166    $     75,270
                                                      ==============    ==============    ==============    ============
EQUITY SECURITIES AVAILABLE FOR SALE................  $        2,376    $          680    $          246    $      2,810
                                                      ==============    ==============    ==============    ============


                                                                                     1997
                                                      ------------------------------------------------------------------
                                                                             GROSS             GROSS
                                                         AMORTIZED        UNREALIZED        UNREALIZED         ESTIMATED
                                                           COST              GAINS            LOSSES          FAIR VALUE
                                                      --------------    --------------    --------------    ------------
FIXED MATURITIES HELD TO MATURITY                                                (IN MILLIONS)
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies.........  $           88    $            -    $            -    $         88

Obligations of U.S. states and
  their political subdivisions......................             152                 4                 1             155

Foreign government bonds............................              33                 5                 -              38

Corporate securities................................          18,282             1,212                34          19,460

Mortgage-backed securities..........................               1                 -                 -               1

Other fixed maturities..............................             144                 8                 -             152
                                                      --------------    --------------    --------------    ------------
Total fixed maturities held to maturity.............  $       18,700    $        1,229    $           35    $     19,894
                                                      ==============    ==============    ==============    ============


                                         THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                          NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


3. INVESTMENTS (CONTINUED)

                                                                                     1996
                                                     -------------------------------------------------------------------
                                                                             GROSS             GROSS
                                                         AMORTIZED        UNREALIZED        UNREALIZED         ESTIMATED
                                                           COST              GAINS            LOSSES          FAIR VALUE
                                                     ---------------    --------------    --------------    ------------
FIXED MATURITIES AVAILABLE FOR SALE                                              (IN MILLIONS)
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies.........  $       10,618    $          361    $           77    $     10,902

Obligations of U.S. states and
  their political subdivisions......................           1,104                29                 2           1,131

Foreign government bonds............................           2,814               137                12           2,939

Corporate securities................................          43,593             1,737               284          45,046

Mortgage-backed securities..........................           6,377               140                21           6,496

Other fixed maturities..............................              39                 1                 1              39
                                                     ---------------    --------------    --------------    ------------

Total fixed maturities available for sale........... $        64,545    $        2,405    $          397    $     66,553
                                                     ===============    ==============    ==============    ============

EQUITY SECURITIES AVAILABLE FOR SALE................ $         2,103    $          659    $          140    $      2,622
                                                     ===============    ==============    ==============    ============

                                                                                     1996
                                                     -------------------------------------------------------------------
                                                                             GROSS             GROSS
                                                         AMORTIZED        UNREALIZED        UNREALIZED         ESTIMATED
                                                           COST              GAINS            LOSSES          FAIR VALUE
                                                     ---------------    --------------    --------------    ------------
FIXED MATURITIES HELD TO MATURITY                                                (IN MILLIONS)
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies......... $           309    $            3    $            6    $        306

Obligations of U.S. states and
  their political subdivisions......................               7                --                --               7

Foreign government bonds............................             162                11                --             173

Corporate securities................................          19,886             1,033                82          20,837

Mortgage-backed securities..........................              26                --                --              26

Other fixed maturities..............................              13                --                --              13
                                                     ---------------    --------------    --------------    ------------
Total fixed maturities held to maturity............. $        20,403    $        1,047    $           88    $     21,362
                                                     ===============    ==============    ==============    ============

                          INSURANCE COMPANY OF AMERICA
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3. INVESTMENTS (CONTINUED)


   The amortized cost and estimated fair value of fixed maturities by contractual maturities at December 31, 1997, is shown below:

                                                            AVAILABLE FOR SALE                HELD TO MATURITY
                                                   --------------------------------    ------------------------------
                                                                       ESTIMATED                          ESTIMATED
                                                     AMORTIZED           FAIR               AMORTIZED       FAIR
                                                       COST              VALUE                COST          VALUE
                                                   --------------    --------------    --------------    ------------
                                                            (IN MILLIONS)                       (IN MILLIONS)
   Due in one year or less.......................  $        1,991    $        2,011    $          686    $        695
   Due after one year through five years.........          18,916            19,226             4,496           4,659
   Due after five years through ten years........          16,776            17,494             7,161           7,551
   Due after ten years...........................          26,985            29,506             6,356           6,988

   Mortgage-backed securities....................           6,828             7,033                 1               1
                                                   --------------    --------------    --------------    ------------
   Total.........................................  $       71,496    $       75,270    $       18,700    $     19,894
                                                   ==============    ==============    ==============    ============

   Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations

   Proceeds from the repayment of held to maturity fixed maturities during 1997, 1996 and 1995 were $4,042 million, $4,268 million, and $3,767 million, respectively. Gross gains of $62 million, $78 million, and $27 million, and gross losses of $1 million, $7 million, and $0.2 million were realized on prepayment of held to maturity fixed maturities during 1997, 1996 and 1995, respectively.

   Proceeds from the sale of available for sale fixed maturities during 1997, 1996 and 1995 were $120,604 million, $121,910 million and $96,134 million, respectively. Proceeds from the maturity of available for sale fixed maturities during 1997, 1996 and 1995 were $2,946 million, $1,458 million, and $950 million, respectively. Gross gains of $1,310 million, $1,562 million, and $2,052 million and gross losses of $639 million, $1,026 million, and $941 million were realized on sales and prepayments of available for sale fixed maturities during 1997, 1996 and 1995, respectively.

   Write downs for impairments of fixed maturities which were deemed to be other than temporary were $13 million, $54 million and $100 million for the years 1997, 1996 and 1995, respectively.

   During the year ended December 31, 1997, there were no securities classified as held to maturity that were sold and two securities so classified were transferred to the available for sale portfolio. These actions were taken as a result of a significant deterioration in credit worthiness. The aggregate amortized cost of the securities transferred was $26 million with gross unrealized investment gains of $0.5 million charged to "Net unrealized investment gains."

   During the year ended December 31, 1996, one security classified as held to maturity was sold and two securities so classified were transferred to the available for sale portfolio. These actions were taken as a result of a significant deterioration in credit worthiness. The amortized cost of the security sold was $35 million with a related realized investment loss of $0.7 million; the aggregate amortized cost of the securities transferred was $26 million with gross unrealized investment losses of $6 million charged to "Net unrealized investment gains."

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.   INVESTMENTS (CONTINUED)


     MORTGAGE LOANS ON REAL ESTATE

     The Company's mortgage loans were collateralized by the following property types at December 31:

                                                                 1997                                  1996
                                                 ---------------------------------      --------------------------------
                                                                                (IN MILLIONS)
Office buildings...............................  $         4,692             28.5%      $        6,056             34.4%
Retail stores..................................            3,078             18.7%               3,676             20.9%
Residential properties.........................              891              5.4%                 961              5.4%
Apartment complexes............................            3,551             21.6%               2,954             16.8%
Industrial buildings...........................            1,958             11.9%               1,807             10.3%
Agricultural properties........................            1,666             10.1%               1,550              8.8%
Other..........................................              618              3.8%                 608              3.4%
                                                 ---------------         ---------      --------------            ------
                                       Subtotal           16,454            100.0%              17,612            100.0%
                                                                         =========                                ======
Allowance for losses...........................             (450)                                 (515)
                                                 ---------------                        --------------
Net carrying value.............................  $        16,004                        $       17,097
                                                 ===============                        ==============

     The mortgage loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California (25.3%) and New York (8.3%) at December 31, 1997. Included in the above balances are mortgage loans receivable from affiliated joint ventures of $225 million and $461 million at December 31, 1997 and 1996, respectively.

     Activity in the allowance for losses for all mortgage loans, for the years ended December 31, is summarized as follows:

                                                                1997               1996              1995
                                                          ----------------   ----------------   ---------------
                                                                              (IN MILLIONS)
Allowance for losses, beginning of year..............     $            515   $            862   $         1,004
Additions charged to operations......................                   19                  9                 6
Release of allowance for losses......................                  (60)              (256)              (32)
Charge-offs, net of recoveries.......................                  (24)              (100)             (116)
                                                           ---------------   ----------------   ---------------
Allowance for losses, end of year....................     $            450   $            515   $           862
                                                          ================   ================   ===============

     The $60 million, $256 million and $32 million reduction of the mortgage loan allowance for losses in 1997, 1996 and 1995, respectively, is primarily attributable to the improved economic climate, changes in the nature and mix of borrowers and underlying collateral and a significant decrease in impaired loans consistent with a general decrease in the mortgage loan portfolio due to prepayments, sales and foreclosures.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.   INVESTMENTS (CONTINUED)


     Impaired mortgage loans and related allowance for losses at December 31, are as follows:

                                                                        1997                     1996
                                                                 -----------------        ------------------
                                                                               (IN MILLIONS)
Impaired mortgage loans with allowance for losses .............  $             330        $              941
Impaired mortgage loans with no allowance for losses ..........              1,303                     1,491
Allowance for losses ..........................................                (97)                     (189)
                                                                 -----------------        ------------------
Net carrying value of impaired mortgage loans .................  $           1,536        $            2,243
                                                                 =================        ==================

     Impaired mortgage loans with no provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. The average recorded investment in impaired loans before allowance for losses was $2,102 million, $2,842 million and $4,146 million during 1997, 1996 and 1995, respectively. Net investment income recognized on these loans totaled $140 million, $265 million and $415 million for the years ended December 31, 1997, 1996 and 1995, respectively.

     INVESTMENT REAL ESTATE

     The Company's "investment real estate" of $1,519 million and $2,586 million at December 31, 1997 and 1996, respectively, is held through direct ownership. Of the Company's real estate, $1,490 million and $406 million consists of commercial and agricultural assets held for disposal at December 31, 1997 and 1996, respectively. Impairment losses and the valuation allowances aggregated $40 million, $38 million and $124 million for the years ended December 31, 1997, 1996 and 1995, respectively, and are included in "Realized investment gains, net."

     RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $2,783 million and $2,453 million at December 31, 1997 and 1996, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Additionally, assets valued at $2,352 million at December 31, 1997, were held in voluntary trusts. Of this amount, $1,801 million related to the multi-state policyholder settlement as described in Note 14. The remainder relates to trusts established to fund guaranteed dividends to certain policyholders. The terms of these trusts provide that the assets are to be used for payment of the designated settlement and dividend benefits, as the case may be. Assets valued at $741 million and $3,414 million at December 31, 1997 and 1996, respectively, were maintained as compensating balances or pledged as collateral for bank loans and other financing agreements. Restricted cash and securities of $1,835 million and $1,614 million at December 31, 1997, and 1996, respectively, were included in the consolidated financial statements. The restricted cash represents funds deposited by clients and funds accruing to clients as a result of trades or contracts.

     OTHER LONG-TERM INVESTMENTS

     The Company's "Other long-term investments" of $3,360 million and $2,995 million as of December 31, 1997 and 1996, respectively, are composed of $1,349 million and $832 million in real estate related interests and $2,011 million and $2,163 million of non-real estate related interests, including a $149 million net investment in a leveraged lease entered into in 1997. The Company's share of net income from such entities was $411 million, $245 million, and $326 million for 1997, 1996, and 1995, respectively, and is reported in "Net investment income."

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.   INVESTMENTS (CONTINUED)


     INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

     NET INVESTMENT INCOME arose from the following sources for the years ended December 31:


                                                                   1997             1996            1995
                                                              --------------   --------------   -----------
                                                                              (IN MILLIONS)
Fixed maturities-available for sale........................   $        5,074   $        4,871  $       4,774
Fixed maturities-held to maturity..........................            1,622            1,793          1,717
Trading account assets.....................................              504              444            588
Equity securities-available for sale ......................               52               81             57
Mortgage loans on real estate..............................            1,555            1,690          2,075
Real estate ...............................................              565              685            742
Policy loans...............................................              396              384            392
Securities purchased under agreements to resell............               15               11             19
Receivables from broker-dealer clients.....................              706              579            678
Short-term investments.....................................              697              536            590
Other investment income....................................              573              725            983
                                                              --------------   --------------  -------------
Gross investment income....................................           11,759           11,799         12,615
Less investment expenses...................................           (1,896)          (2,057)        (2,437)
                                                              --------------   --------------  -------------
Net investment income......................................   $        9,863   $        9,742  $      10,178
                                                              ==============   ==============  =============

     REALIZED INVESTMENT GAINS, NET, including changes in allowances for losses and charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:


                                                                   1997             1996            1995
                                                              --------------   --------------   -----------
                                                                               (IN MILLIONS)
Fixed maturities.......................................       $          684   $          513   $     1,180
Mortgage loans on real estate .........................                   68              248            67
Investment real estate ................................                  700               76           (19)
Equity securities-available for sale ..................                  363              267           400
Other gains (losses)...................................                  372               34          (125)
                                                              --------------   --------------   -----------

Realized investment gains, net.........................       $        2,187   $        1,138   $     1,503
                                                              ==============   ==============   ===========


     NET UNREALIZED INVESTMENT GAINS on securities available for sale are included in the consolidated statement of financial position as a component of equity, net of tax. Changes in these amounts for the years ended December 31, are as follows:


                                                                       1997                  1996
                                                                -----------------     -----------------
                                                                             (IN MILLIONS)
Balance, beginning of year.................................     $          1,136      $           2,397
Changes in unrealized investment
  gains(losses) attributable to:
   Fixed maturities .......................................                1,766                 (2,892)
   Equity securities.......................................                  (85)                   254
   Participating group annuity contracts...................                 (564)                   479
   Deferred policy acquisition costs.......................                 (154)                   261
   Deferred federal income taxes...........................                 (347)                   637
                                                                -----------------     -----------------
   Sub-total...............................................                  616                 (1,261)
                                                                -----------------     -----------------
Balance, end of year.......................................     $          1,752      $           1,136
                                                                =================     =================

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.   INVESTMENTS (CONTINUED)


     Based on the carrying value, assets categorized as "non-income producing" for the year ended December 31, 1997 included in fixed maturities available for sale, mortgage loans on real estate and other long term investments totaled $26 million, $93 million and $7 million, respectively.

4.   DEFERRED POLICY ACQUISITION COSTS

     The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:



                                                                   1997             1996            1995
                                                              --------------   --------------   -----------
                                                                               (IN MILLIONS)
Balance, beginning of year ............................       $        6,291   $        6,088   $     6,403
Capitalization of commissions, sales and issue expenses                1,049              931           919
Amortization and other adjustments.....................               (1,192)            (989)         (783)
Change in unrealized investment gains .................                 (154)             261          (451)
                                                              --------------   --------------   -----------
Balance, end of year ..................................       $        5,994   $        6,291   $     6,088
                                                              ==============   ==============   ===========


5.   FUTURE POLICY BENEFITS AND OTHER POLICYHOLDERS' LIABILITIES

     FUTURE POLICY BENEFITS at December 31 are as follows:


                                                                       1997                  1996
                                                                -----------------     -----------------
                                                                             (IN MILLIONS)
Life insurance ............................................     $         46,712      $          44,118
Annuities .................................................               15,469                 14,828
Other contract liabilities ................................                3,400                  5,009
                                                                -----------------     -----------------
Future policy benefits ....................................     $         65,581      $          63,955
                                                                =================     =================

Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends, premium deficiency reserves and certain health benefits. Annuity liabilities include reserves for immediate annuities and non-participating group annuities. Other contract liabilities primarily consist of unearned premium and benefit reserves for group health products.

The following table highlights the key assumptions generally utilized in calculating these reserves:


          PRODUCT                  MORTALITY                INTEREST RATE            ESTIMATION METHOD
-------------------------     ------------------------      ---------------          ------------------------
Life insurance                Generally rates               2.5% to 7.5%             Net level premium
                              guaranteed in calculating                              based on non-forfeiture
                              cash surrender values                                  interest rate

Individual immediate          1983 Individual               3.25% to 11.25%          Present value of
annuities                     Annuity Mortality                                      expected future payments
                              Table with certain                                     based on historical
                              modifications                                          experience

Group annuities in            1950 Group                    3.75% to 17.35%          Present value of
payout status                 Annuity Mortality                                      expected future payments
                              Table  with certain                                    based on historical
                              modifications                                          experience

Other contract liabilities    --                            6.0% to 7.0%             Present value of
                                                                                     expected future payments
                                                                                     based on historical
                                                                                     experience

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


5.   FUTURE POLICY BENEFITS AND OTHER POLICYHOLDERS' LIABILITIES (CONTINUED)

     For the above categories, premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses. A premium deficiency reserve has been recorded for the group single premium annuity business, which consists of limited-payment, long duration, traditional non-participating annuities. A liability of $1,645 million and $1,320 million is included in "Future policy benefits" with respect to this deficiency for the years ended December 31, 1997 and 1996, respectively.

     POLICYHOLDERS' ACCOUNT BALANCES at December 31, are as follows:


                                                                          1997            1996
                                                                       ---------       ---------
                                                                             (IN MILLIONS)
     Individual annuities........................................      $   5,695       $   6,408
     Group annuities & guaranteed investment contracts...........         19,053          21,706
     Interest-sensitive life contracts...........................          3,160           2,888
     Dividend accumulations......................................          5,033           5,007
                                                                       ---------       ---------
     Policyholders' account balances.............................      $  32,941       $  36,009
                                                                       =========       =========

     Policyholders' account balances for interest-sensitive life and investment-type contracts are equal to policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses and mortality charges.

     Certain contract provisions that determine the policyholder account balances are as follows:

                                                                               WITHDRAWAL/
    PRODUCT                                      INTEREST RATE              SURRENDER CHARGES
    -----------------------------------   ------------------------    -------------------------------------
    Individual annuities                  3.1% to 6.6%                0% to 8% for up to 8 years

    Group annuities                       5.0% to 12.7%               Contractually  limited  or  subject to
                                                                      market value adjustments

    Guaranteed investment contracts       3.9% to 14.34%              Subject  to  market  value  withdrawal
                                                                      provisions  for  any  funds  withdrawn
                                                                      other than for benefit  responsive and
                                                                      contractual payments

    Interest sensitive life contracts     4.0% to 6.5%                Various up to 10 years

    Dividend accumulations                3.0% to 4.0%

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


5.   FUTURE POLICY BENEFITS AND OTHER POLICYHOLDERS' LIABILITIES (CONTINUED)

     OTHER POLICYHOLDERS' LIABILITIES. The following table provides a reconciliation of the activity in the liability for unpaid claims and claim adjustment expense for property and casualty and accident and health insurance, which is included in "Other policyholder's liabilities" at December 31:

                                                                          1997         1996          1995
                                                                      ----------    ----------    ----------
                                                                                  (IN MILLIONS)
     Balance at January 1.........................................    $    6,043    $    5,933    $    7,983
       Less reinsurance recoverables..............................           563           572           865
                                                                      ----------    ----------    ----------

     Net balance at January 1.....................................         5,480         5,361         7,118
                                                                      ----------    ----------    ----------

     Incurred related to:
       Current year...............................................        10,691        10,281        10,534
       Prior years................................................            11           (91)          141
                                                                      ----------    ----------    ----------

     Total incurred...............................................        10,702        10,190        10,675
                                                                      ----------    ----------    ----------

     Paid related to:
       Current year...............................................         7,415         7,497         7,116
       Prior years................................................         2,651         2,574         2,800
                                                                      ----------    ----------    ----------

     Total paid...................................................        10,066        10,071         9,916
                                                                      ----------    ----------    ----------
     Less Reinsurance
       Segment....................................................            --            --         2,516
                                                                      ----------    ----------    ----------

     Net balance at December 31...................................         6,116         5,480         5,361
       Plus reinsurance recoverables..............................           543           563           572
                                                                      ----------    ----------    ----------

     Balance at December 31.......................................    $    6,659    $    6,043    $    5,933
                                                                      ==========    ==========    ==========

     The changes in provision for claims and claim adjustment expenses related to prior years of $11 million, $(91) million and $141 million in 1997, 1996 and 1995, respectively, are due to such factors as changes in claim cost trends in healthcare, an accelerated decline in indemnity health business, and lower than anticipated property and casualty unpaid claims and claim adjustment expenses.

     The other policyholders' liabilities presented above consist primarily of unpaid claim liabilities which include estimates for liabilities associated with reported claims and for incurred but not reported claims based, in part, on the Company's experience. Changes in the estimated cost to settle unpaid claims are charged or credited to the statement of operations periodically as the estimates are revised. Accident and health unpaid claims liabilities for 1997 and 1996 included above are discounted using interest rates ranging from 6.0% to 7.5%.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


6.   SHORT-TERM AND LONG-TERM DEBT

     Debt consists of the following at December 31:

     SHORT-TERM DEBT

                                                                         1997                     1996
                                                                    --------------           --------------
                                                                                (IN MILLIONS)
     Commercial paper..........................................     $        4,268           $        4,511
     Notes payable.............................................              2,151                    1,614
     Current portion of long-term debt.........................                355                      437
                                                                    --------------           --------------

          Total short-term debt................................     $        6,774           $        6,562
                                                                    ==============           ==============

     The weighted average interest rate on outstanding short-term debt was approximately 6.0% and 5.6% at December 31, 1997 and 1996, respectively.

     The Company issues commercial paper primarily to manage operating cash flows and existing commitments, meet working capital needs and take advantage of current investment opportunities. Commercial paper borrowings are supported by various lines of credit.

     LONG-TERM DEBT

     DESCRIPTION                                        MATURITY DATES          RATE             1997            1996
     ------------------------------------             -----------------    --------------      ---------       ----------
                                                                                                     (IN MILLIONS)
     Floating rate notes ("FRN")                              1998               6.5%          $       40      $      128
     Long term notes                                      1998 - 2023          4% - 12%             1,194           1,023
     Zero coupon notes                                    1998 - 1999          8.6% (a)               334             365
     Australian dollar notes                                  1997                9%                   --              55
     Canadian dollar notes                                1997 - 1998        7.0% - 9.125%            117             320
     Japanese yen notes                                   1998 - 2000         0.5% - 4.6%             178              90
     Swiss francs notes                                       1998              3.875%                120             103
     Canadian dollar FRN                                      2003               5.89%                 96              96
     Surplus notes                                        2003 - 2025        6.875% - 8.3%            986             985
     Commercial paper backed by long-term
        credit agreements                                                                           1,500           1,000
     Other notes payable                                  1998 - 2017          4% - 7.5%               63              32
                                                                                               ----------      ----------
     Sub-total.............................................................................         4,628           4,197
        Less: current portion of long-term debt............................................          (355)           (437)
                                                                                               ----------      ----------
     Total long-term debt..................................................................    $    4,273      $    3,760
                                                                                               ==========      ==========

     (a) The rate shown for zero coupon notes, which do not bear interest, represents a level yield to maturity.

     Payment of interest and principal on the surplus notes of $686 million issued after 1993 may be made only with the prior approval of the Commissioner of Insurance of the State of New Jersey.

     In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The effect of these derivative instruments is included in the calculation of the interest expense on the associated debt, and as a result, the effective interest rates on the debt may differ from the rates reflected in the tables above. Floating rates are determined by formulas and may be subject to certain minimum or maximum rates.

     Scheduled principal repayments of long-term debt as of December 31, 1997, are as follows: $357 million in 1998, $808 million in 1999, $260 million in 2000, $32 million in 2001, $1,814 million in 2002 and $1,379 million thereafter.

     At December 31, 1997, the Company had $8,257 million in lines of credit from numerous financial institutions of which $5,160 million were unused. These lines of credit generally have terms ranging from 1 to 5 years.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


7.   EMPLOYEE BENEFIT PLANS

     PENSION PLANS

     The Company has one funded non-contributory defined benefit pension plan, which covers substantially all of its employees. The Company also has several non-contributory non-funded defined benefit plans covering certain executives. Benefits are generally based on career average earnings and credited length of service. The Company's funding policy is to contribute annually an amount necessary to satisfy the Internal Revenue Service contribution guidelines.

     Prepaid and accrued pension costs are included in "Other assets" and "Other liabilities," respectively, in the Company's consolidated statements of financial position. The status of these plans as of September 30, adjusted for fourth quarter activity related to funding activity and contractual termination benefits is summarized below:


                                                                 1997                                   1996
                                                  ---------------------------------      --------------------------------
                                                       ASSETS          ACCUMULATED           ASSETS          ACCUMULATED
                                                       EXCEED           BENEFITS             EXCEED           BENEFITS
                                                    ACCUMULATED          EXCEED            ACCUMULATED         EXCEED
                                                      BENEFITS           ASSETS             BENEFITS           ASSETS
                                                  ---------------    --------------      --------------     -------------
                                                                                (IN MILLIONS)
     Actuarial present value of
       benefit obligation:
       Vested benefit obligation..............      $     (4,129)     $       (205)        $    (3,826)     $        (180)
                                                    ============      ============         ===========      =============

       Accumulated benefit obligation.........      $     (4,434)     $       (226)        $    (4,121)     $        (198)
                                                    ============      ============         ===========      =============

     Projected benefit obligation.............      $     (5,238)     $       (319)        $    (4,873)     $        (274)

     Plan assets at fair value................             8,489                --               7,306                 --
                                                    ------------      ------------         -----------      -------------
     Plan assets in excess of (less than)
       projected benefit obligation...........             3,251              (319)              2,433               (274)
     Unrecognized transition amount...........              (662)                1                (769)                 1
     Unrecognized prior service cost..........               317                10                 356                 11
     Unrecognized net (gain) loss.............            (1,689)               45                (916)                16
     Additional minimum liability.............                --               (11)                 --                (10)
     Effect of fourth quarter activity........               (67)                4                 (98)                 4
                                                    ------------      ------------         -----------      -------------
     Prepaid (accrued) pension cost
       at December 31.........................      $      1,150      $       (270)        $     1,006      $        (252)
                                                    ============      ============         ===========      =============

     Plan assets consist primarily of equity securities, bonds, real estate and short-term investments, of which $6,022 million and $5,668 million are included in Separate Account assets and liabilities at December 31, 1997 and 1996, respectively.

     Effective December 31, 1996, The Prudential Securities Incorporated Cash Balance Plan (the "PSI Plan") was merged into The Retirement System for United States Employees and Special Agents of The Prudential Insurance Company of America (the "Prudential Plan"). The name of the merged plan is The Prudential Merged Retirement Plan ("Merged Retirement Plan"). All of the assets of the Merged Retirement Plan are available to pay benefits to participants and their beneficiaries who are covered by the Merged Retirement Plan. The merger of the plans had no effect on the December 31, 1996 consolidated financial position or results of operations.

     During 1996, the Prudential Plan was amended to provide cost of living adjustments for retirees. The effect of this plan amendment increased benefit obligations and unrecognized prior service cost by $170 million at September 30, 1996. In addition, the Prudential Plan was amended to provide contractual termination benefits to certain plan participants who were notified between September 15, 1996 and December 31, 1997 that their employment had been terminated. During 1997, the Prudential Retirement Plan Document, a component of the Merged Retirement Plan was amended to extend the contractual termination benefits to December 31, 1998. Costs related to these amendments are reflected below in contractual termination benefits.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


7.   EMPLOYEE BENEFIT PLANS (CONTINUED)

     Net periodic pension income included in "General and administrative expenses" in the Company's consolidated statement of operations for the years ended December 31, 1997, 1996 and 1995 include the following components:


                                                                     1997                1996                 1995
                                                                --------------       -------------       --------------
                                                                                     (IN MILLIONS)
     Service cost-benefits earned during the year.........      $          127       $         140       $          133
     Interest cost on projected benefit obligation........                 376                 354                  392
     Actual return on plan assets.........................              (1,693)               (748)              (1,288)
     Net amortization and deferral........................               1,012                  73                  629
     Contractual termination benefits.....................                  30                  63                   --
                                                                --------------       -------------       --------------
     Net periodic pension income..........................      $         (148)      $        (118)      $         (134)
                                                                ==============       =============       ==============

     The assumptions at September 30 used by the Company are to calculate the projected benefit obligations as of that date and determine the pension expense for the following fiscal year:


                                                                       1997                1996                 1995
                                                                  --------------       -------------       --------------

     Discount rate..........................................           7.25%               7.75%                7.50%

     Rate of increase in compensation levels................           4.50%               4.50%                4.50%

     Expected long-term rate of return on plan assets.......           9.50%               9.50%                9.00%

     OTHER POSTRETIREMENT BENEFITS

     The Company provides certain life insurance and health care benefits for its retired employees, their beneficiaries and covered dependents. Substantially all of the Company's employees may become eligible to receive benefits if they retire after age 55 with at least 10 years of service, or under circumstances after age 50 with at least 20 years of continuous service.

     The Company has elected to amortize its transition obligation over 20 years. Post-retirement benefits are funded as considered necessary by Company management. The Company's funding of its postretirement benefit obligations totaled $43 million, $38 million and $94 million in 1997, 1996 and 1995, respectively.

     In 1995 the Company modified the restrictions on certain post-retirement plan assets to allow these assets to be used for benefits related to both active and retired employees. Formerly, these benefits were available only for retired employees. In connection with this modification, the Company transferred $120 million from one of these plans in 1995. Of the $120 million transferred, $45 million went to Union Post-Retirement Benefits and $75 million went to Union Medical Benefits.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


7.   EMPLOYEE BENEFIT PLANS (CONTINUED)

     The status of the plan at September 30, adjusted for assets transferred to the plan in the fourth quarter, is provided below. Accrued post-retirement benefit costs are included in "Other liabilities" in the Company's consolidated statement of financial position.

                                                                                  1997            1996
                                                                               ----------      ----------
                                                                                     (IN MILLIONS)
     Accumulated postretirement benefit obligation (APBO):
        Retirees..........................................................     $  (1,516)      $  (1,423)
        Fully eligible active plan participants...........................           (36)            (35)
        Other active plan participants....................................          (576)           (544)
                                                                               ---------       ---------
           Total APBO.....................................................        (2,128)         (2,002)
     Plan assets at fair value............................................         1,354           1,313
                                                                               ---------       ---------
     Funded status........................................................          (774)           (689)
     Unrecognized transition amount.......................................           707             787
     Unrecognized net gain ...............................................          (364)           (428)
     Effects of fourth quarter activity...................................            33              28
                                                                               ---------       ---------
     Accrued postretirement benefit cost at December 31...................     $    (398)      $    (302)
                                                                               =========       =========

     Plan assets with respect to this coverage consist of group and individual variable life insurance policies, group life and health contracts, common stocks, U.S. government securities and short-term investments. Plan assets include $1,044 million and $1,003 million of Company insurance policies and contracts at December 31, 1997 and 1996, respectively.

     Net periodic postretirement benefit cost included in "General and administrative expenses" for the years ended December 31, 1997, 1996 and 1995 includes the following components:


                                                                       1997           1996            1995
                                                                    ----------     -----------     -----------
                                                                                  (IN MILLIONS)
     Service cost..............................................    $        38     $        45     $        44
     Interest cost.............................................            149             157             169
     Actual return on plan assets..............................           (120)           (105)           (144)
     Net amortization and deferral.............................             70              53             111
                                                                   -----------     -----------     -----------
     Net periodic postretirement benefit cost..................    $       137     $       150     $       180
                                                                   ===========     ===========     ===========

     The following assumptions at September 30 are used to calculate the APBO as of that date and determine postretirement benefit expense for the following fiscal year:


                                                                       1997            1996            1995
                                                                     ---------       ---------       ---------
     Discount rate.............................................          7.25%           7.75%           7.50%
     Rate of increase in compensation levels...................           4.5%            4.5%            4.5%
     Expected long-term rate of return on plan assets..........           9.0%            9.0%            8.0%
     Health care cost trend rates..............................      8.2-11.8%       8.5-12.5%       8.9-13.3%
     Ultimate health care cost trend rate after gradual
     decrease until 2006.......................................           5.0%            5.0%            5.0%


                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


7.   EMPLOYEE BENEFIT PLANS (CONTINUED)

     The effect of a 1% increase in health care cost trend rates for each future year on the following costs at December 31, are as follows:


                                                                     1997             1996             1995
                                                                  ----------       ----------       ----------
                                                                                  (IN MILLIONS)
     Accumulated postretirement benefit obligation............    $    (218)       $    (207)       $    (217)
     Service and interest costs...............................           24               25               27

     POSTEMPLOYMENT BENEFITS

     The Company accrues postemployment benefits primarily for life and health benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 1997 and 1996 was $144 million and $156 million, respectively, and is included in "Other liabilities."

     OTHER EMPLOYEE BENEFITS

     The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to three percent of annual salary, resulting in $63 million, $57 million, and $61 million of expenses included in "General and administrative expenses" for 1997, 1996 and 1995, respectively.

8.   INCOME TAXES

     The components of income tax expense for the years ended December 31, were as follows:


                                                                     1997             1996             1995
                                                                  ---------        ---------        ---------
                                                                                 (IN MILLIONS)
     Current tax expense (benefit):
     U.S......................................................    $    (158)       $     255        $   1,189
     State and Iocal..........................................           48              103               38
     Foreign..................................................           64               48               66
                                                                  ---------        ---------        ---------
     Total....................................................    $     (46)       $     406        $   1,293
                                                                  =========        =========        =========

     Deferred tax expense (benefit):
     U.S......................................................    $     227        $    (442)       $    (166)
     State and Iocal..........................................            3               (2)             (10)
     Foreign..................................................           33               54                9
                                                                  ---------        ---------        ---------
     Total....................................................    $     263        $    (390)       $    (167)
                                                                  =========        =========        =========

     Total income tax expense.................................    $     217        $      16        $   1,126
                                                                  =========        =========        =========

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


8.   INCOME TAXES (CONTINUED)

     The Company's income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes for the following reasons:


                                                                        1997         1996         1995
                                                                      --------     --------     --------
                                                                                 (IN MILLIONS)
     Expected federal income tax expense..........................    $    290     $    382     $    829
     Equity tax...................................................         (91)        (365)         163
     State and local income taxes.................................          51          100           28
     Tax-exempt interest and dividend received deduction..........         (67)         (50)         (77)
     Other........................................................          34          (51)         183
                                                                      --------     --------     --------
     Total income tax expense.....................................    $    217     $     16     $  1,126
                                                                      ========     ========     ========


     Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:


                                                                         1997             1996
                                                                       -------          --------
                                                                             (IN MILLIONS)
     Deferred tax assets
       Insurance reserves..........................................   $  1,482          $  1,316
       Policyholder dividends......................................        250               257
       Net operating loss carryforwards............................         80               268
       Depreciation................................................         --                44
       Litigation related reserves.................................        178               297
       Employee benefits...........................................         42                10
       Other.......................................................        360               329
                                                                      --------          --------
       Deferred tax assets before valuation allowance..............      2,392             2,521
       Valuation allowance.........................................        (18)              (36)
                                                                      --------          --------
       Deferred tax assets after valuation allowance...............      2,374             2,485
                                                                      --------          --------
     Deferred tax liabilities
       Investments.................................................      1,867             1,183
       Deferred acquisition costs..................................      1,525             1,707
       Depreciation................................................         36                --
       Other.......................................................         73               110
                                                                      --------          --------
       Deferred tax liabilities....................................      3,501             3,000
                                                                      --------          --------
     Net deferred tax liability....................................   $  1,127          $    515
                                                                      ========          ========


     The Company's income taxes payable of $500 million and $1,544 million includes a $627 million current income tax receivable at December 31, 1997 and a $1,029 million current income taxes payable at December 31, 1996.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


8.   INCOME TAXES (CONTINUED)

     Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its net deferred tax asset after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 1997, the Company had state non-life operating loss carryforwards for tax purposes approximating $800 million.

     The Internal Revenue Service (the "Service") has completed an examination of the consolidated federal income tax return through 1989. The Service has examined the years 1990 through 1992. Discussions are being held with the Service with respect to proposed adjustments, however, management believes there are adequate defenses against, or sufficient reserves to provide for, such adjustments. The Service has begun their examination of the years 1993 through 1995.

9.   EQUITY

     RECONCILIATION OF STATUTORY SURPLUS AND NET INCOME

     Accounting practices used to prepare statutory financial statements for regulatory purposes differ in certain instances from GAAP. The following table reconciles the Company's statutory net income and surplus as of and for the years ended December 31, determined in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance with net income and equity determined using GAAP:


                                                                          1997         1996         1995
                                                                        --------     --------     --------
                                                                                   (IN MILLIONS)
     STATUTORY NET INCOME...........................................    $  1,471     $  1,402     $    478
     Adjustments to reconcile to net income on a GAAP basis:
       Insurance revenues and expenses..............................          12         (478)        (496)
       Income taxes.................................................         601          439         (596)
       Valuation of investments.....................................         (62)         121           --
       Realized investment gains....................................         702          327        1,562
       Litigation and other reserves................................      (1,975)        (906)          --
       Other, net...................................................        (139)         173          295
                                                                        --------     --------     --------
     GAAP NET INCOME................................................    $    610     $  1,078     $  1,243
                                                                        ========     ========     ========



                                                                          1997         1996
                                                                        --------     --------
                                                                             (IN MILLIONS)
     STATUTORY SURPLUS..............................................    $  9,242     $  9,375
     Adjustments to reconcile to equity on a GAAP basis:
       Deferred policy acquisition costs............................       5,994        6,291
       Valuation of investments.....................................       8,067        5,624
       Future policy benefits and policyholder account balances.....      (2,906)      (1,976)
       Non-admitted assets..........................................       1,643        1,285
       Income taxes.................................................      (1,070)        (654)
       Surplus notes................................................        (986)        (985)
       Other, net...................................................        (266)        (437)
                                                                        --------     --------
     GAAP EQUITY....................................................    $ 19,718     $ 18,523
                                                                        ========     ========


                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9.   EQUITY (CONTINUED)

     The New York State Insurance Department ("Department") recognizes only statutory accounting for determining and reporting the financial condition of an insurance company, for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determinations.

10.  OPERATING LEASES

     The Company and its subsidiaries occupy leased office space in many locations under various long-term leases and have entered into numerous leases covering the long-term use of computers and other equipment. At December 31, 1997, future minimum lease payments under non-cancelable operating leases are estimated as follows:

                                                   (IN MILLIONS)

     1998........................................     $    313

     1999........................................          277

     2000........................................          230

     2001........................................          201

     2002........................................          171

     Remaining years after 2002..................          833
                                                   -----------

     Total.......................................     $  2,025
                                                   ===========



     Rental expense incurred for the years ended December 31, 1997 and 1996 was approximately $352 million and $343 million, respectively.


11.  DIVESTITURES

     In October 1995, the Company completed the sale of its reinsurance segment, Prudential Reinsurance Holdings, Inc., through an initial public offering of common stock. As a result of the sale, an after-tax loss of $297 million was recorded in 1995.

     On January 26, 1996, the Company entered into a definitive agreement to sell substantially all the assets of Prudential Home Mortgage Company, Inc. It has also liquidated certain mortgage-backed securities and extended warehouse losses, asset write downs, and other costs directly related to the planned sale. The Company recorded an after-tax loss in 1995 of $98 million which includes operating gains and losses, asset write downs and other costs directly related with the planned sale. The net assets of the mortgage banking segment at December 31, 1995 was $78 million, comprised of $4,293 million in assets and $4,215 million in liabilities.

     On July 31, 1996, the Company sold a substantial portion of its Canadian Branch business to the London Life Insurance Company ("London Life"). This transaction was structured as a reinsurance transaction whereby London Life assumed total liabilities of the Canadian Branch equal to $3,291 million as well as a related amount of assets equal to $3,205 million. This transfer resulted in a reduction of policy liabilities of $3,257 million and a corresponding reduction in invested assets. The Company recognized an after-tax gain in 1996 of $116 million as a result of this transaction, recorded in "Realized investment gains, net."

12.  FAIR VALUE OF FINANCIAL INSTRUMENTS

     The fair values presented below have been determined using available information and valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such estimates presented may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the fair values (for all other financial instruments presented in the table, the carrying value approximates fair value).

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

     FIXED MATURITIES AND EQUITY SECURITIES

     Fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The estimated fair value of certain non-performing private placement securities is based on amounts estimated by management.

     MORTGAGE LOANS ON REAL ESTATE

     The fair value of the mortgage loan portfolio is primarily based upon the present value of the scheduled future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality mortgage. For certain non-performing and other loans, the fair value is based upon the present value of expected future cash flows discounted at the appropriate U.S. Treasury rate adjusted for current market spread for a similar quality mortgage.

     POLICY LOANS

     The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayments.

     DERIVATIVE FINANCIAL INSTRUMENTS

     The fair value of swap agreements is estimated based on the present value of future cash flows under the agreements discounted at the applicable zero coupon U.S. Treasury rate and swap spread. The fair value of forwards, futures and options is estimated based on market quotes for a transaction with similar terms. The fair value of loan commitments is derived by comparing the contractual stream of fees with such fee streams adjusted to reflect current market rates that would be applicable to instruments of similar type, maturity, and credit standing.

     POLICYHOLDERS' ACCOUNT BALANCES

     Fair values of policyholders' account balances are estimated using discounted projected cash flows, based on interest rates being offered for similar contracts, with maturities consistent with those remaining for the contracts being valued.

     DEBT

     The estimated fair value of short-term and long-term debt is derived by using discount rates based on the borrowing rates currently available to the Company for debt with similar terms and remaining maturities.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

     The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

                                                             1997                               1996
                                                 --------------------------       ------------------------------
                                                   CARRYING      ESTIMATED           CARRYING         ESTIMATED
                                                    AMOUNT       FAIR VALUE           AMOUNT         FAIR VALUE
                                                 ------------   -----------       ------------    --------------
FINANCIAL ASSETS:                                                         (IN MILLIONS)
Other than trading:
-------------------
   Fixed maturities:
      Available for sale.......................   $    75,270   $    75,270        $    66,553       $    66,553
      Held to maturity.........................        18,700        19,894             20,403            21,362
   Equity securities...........................         2,810         2,810              2,622             2,622
   Mortgage loans on real estate...............        16,004        17,153             17,097            17,963
   Policy loans................................         6,827         6,994              6,692             6,613
   Securities purchased under
      agreements to resell ....................         8,661         8,661              5,347             5,347
   Cash collateral for borrowed securities.....         5,047         5,047              2,416             2,416
   Short-term investments......................        12,106        12,106              9,294             9,294
   Cash .......................................         3,636         3,636              2,091             2,091
   Separate Accounts assets....................        74,046        74,046             63,358            63,358
   Derivative financial instruments............            24            35                 16                32

Trading:
--------
   Trading account assets......................         6,044         6,044              4,219             4,219
   Receivables from broker-dealer clients......         6,273         6,273              5,281             5,281
   Derivative financial instruments............           979           979                904               904


FINANCIAL LIABILITIES:

Other than trading:
-------------------
   Policyholders' account balances.............        32,941        33,896             36,009            37,080
   Securities sold under
      agreements to repurchase.................        12,347        12,347              7,503             7,503
   Cash collateral for loaned securities.......        14,117        14,117              8,449             8,449
   Short-term and long-term debt...............        11,047        11,020             10,322            10,350
   Securities sold but not yet purchased.......         3,533         3,533              1,900             1,900
   Separate Accounts liabilities...............        73,658        73,658             62,845            62,845
   Derivative financial instruments............            32            47                 32                45

Trading:
--------
   Payables to broker-dealer clients...........         3,338         3,338              3,018             3,018
   Derivative financial instruments ...........         1,088         1,088              1,120             1,120

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

     DERIVATIVE FINANCIAL INSTRUMENTS

     The tables below summarize the Company's outstanding positions by derivative instrument types as of December 31, 1997 and 1996. The amounts presented are classified as either trading or other than trading, based on management's intent at the time of contract inception and throughout the life of the contract. The table includes the estimated fair values of outstanding derivative positions only and does not include the changes in fair values of associated financial and non-financial assets and liabilities, which generally offset derivative notional amounts. The fair value amounts presented also do not reflect the netting of amounts pursuant to right of setoff, qualifying master netting agreements with counterparties or collateral arrangements.

                                                DERIVATIVE FINANCIAL INSTRUMENTS
                                                       DECEMBER 31, 1997
                                                         (IN MILLIONS)

                                  TRADING             OTHER THAN TRADING                  TOTAL
                         ------------------------  -----------------------  ------------------------------------
                                      ESTIMATED                ESTIMATED                 CARRYING    ESTIMATED
                          NOTIONAL    FAIR VALUE    NOTIONAL   FAIR VALUE    NOTIONAL      AMOUNT    FAIR VALUE
                         -----------  -----------  ----------  -----------  -----------  ----------  -----------
Swaps:
   Assets..............    $   7,759    $     394    $     61    $      --    $   7,820    $    395    $     394
   Liabilities.........        6,754          489          13            3        6,767         493          491

Forwards:
   Assets..............       29,511          429       1,031           23       30,542         452          452
   Liabilities.........       29,894          459         647            7       30,541         466          466

Futures:
   Assets..............        4,103           51          46           --        4,149          51           51
   Liabilities.........        3,064           50       3,320           21        6,384          71           71

Options:
   Assets..............        6,893          105         239           --        7,132         105          105
   Liabilities.........        4,165           90           5           --        4,170          90           90

Loan Commitments:
   Assets..............           --           --         317           12          317          --           12
   Liabilities.........           --           --         524           16          524          --           16
                         -----------  -----------  ----------  -----------  -----------  ----------  -----------

Total:
   Assets..............    $  48,266    $     979    $  1,694    $      35    $  49,960    $  1,003    $   1,014
                         ===========  ===========  ==========  ===========  ===========  ==========  ===========

   Liabilities.........    $  43,877    $   1,088    $  4,509    $      47    $  48,386    $  1,120    $   1,134
                         ===========  ===========  ==========  ===========  ===========  ==========  ===========

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

                                                DERIVATIVE FINANCIAL INSTRUMENTS
                                                       DECEMBER 31, 1997
                                                         (IN MILLIONS)

                                  TRADING             OTHER THAN TRADING                  TOTAL
                         ------------------------  -----------------------  ------------------------------------
                                      ESTIMATED                ESTIMATED                 CARRYING    ESTIMATED
                          NOTIONAL    FAIR VALUE    NOTIONAL   FAIR VALUE    NOTIONAL      AMOUNT    FAIR VALUE
                         -----------  -----------  ----------  -----------  -----------  ----------  -----------
Swaps:
   Assets..............    $   8,080    $     481    $    398    $      10    $   8,478    $    481    $     491
   Liabilities.........        8,316          756         139           17        8,455         771          773

Forwards:
   Assets..............       24,275          367         489           13       24,764         376          380
   Liabilities.........       20,103          308         920           10       21,023         318          318

Futures:
   Assets..............        2,299           24           3           --        2,302          24           24
   Liabilities.........        2,573           30       1,087            6        3,660          36           36

Options:
   Assets..............        2,981           32       2,083            7        5,064          39           39
   Liabilities.........        2,653           26         437           12        3,090          27           38

Loan Commitments:
   Assets..............           --           --         163            2          163          --            2
   Liabilities.........           --           --         445           --          445          --           --
                         -----------  -----------  ----------  -----------  -----------  ----------  -----------

Total:
   Assets..............    $  37,635    $     904    $  3,136    $      32    $  40,771    $    920    $     936
                         ===========  ===========  ==========  ===========  ===========  ==========  ===========

   Liabilities.........    $  33,645    $   1,120    $  3,028    $      45    $  36,673    $  1,152    $   1,165
                         ===========  ===========  ==========  ===========  ===========  ==========  ===========


     CREDIT RISK

     The current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. Approximately 95% of the net credit exposure for the Company from derivative contracts is with investment-grade counterparties.

     Net trading revenues for the years ended December 31, 1997, 1996 and 1995 relating to forwards, futures and swaps were $54 million, $37 million, $(8) million; $42 million, $32 million, $(11) million; and $110 million, $42 million, $3 million respectively. Net trading revenues for options were not material. Average fair values for trading derivatives in an asset position during the years ended December 31, 1997 and 1996 were $1,015 million and $881 million, respectively, and for derivatives in a liability position were $1,166 million and $1,038 million, respectively. Of those derivatives held for trading purposes at December 31, 1997, 52% of the notional amount consisted of interest rate derivatives, 40% consisted of foreign currency derivatives, and 8% consisted of equity and commodity derivatives. Of those derivatives held for purposes other than trading at December 31, 1997, 72% of notional consisted of interest rate derivatives and 28% consisted of foreign currency derivatives.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

     OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

     During the normal course of its business, the Company utilizes financial instruments with off-balance sheet credit risk such as commitments, financial guarantees, loans sold with recourse and letters of credit. Commitments include commitments to purchase and sell mortgage loans, the unfunded portion of commitments to fund investments in private placement securities, and unused credit card and home equity lines. The Company also provides financial guarantees incidental to other transactions and letters of credit that guarantee the performance of customers to third parties. These credit-related financial instruments have off-balance sheet credit risk because only their origination fees, if any, and accruals for probable losses, if any, are recognized until the obligation under the instrument is fulfilled or expires. These instruments can extend for several years and expirations are not concentrated in any period. The Company seeks to control credit risk associated with these instruments by limiting credit, maintaining collateral where customary and appropriate, and performing other monitoring procedures.

     The fair value of asset positions in these instruments, which represents the Company's current exposure to credit loss from other parties' non-performance, was $1,014 million and $936 million at December 31, 1997 and 1996, respectively.

14.  CONTINGENCIES AND LITIGATION

     FINANCIAL GUARANTEE AGREEMENT

     In connection with the sale in 1995 of its wholly-owned subsidiary Prudential Reinsurance Company ("Pru Re"), the Company's subsidiary, Gibraltar Casualty Insurance Company ("Gibraltar") entered into a stop-loss reinsurance agreement with Pru Re whereby Gibraltar has reinsured up to $375 million of the first $400 million of aggregate adverse loss development on reserves recorded by Pru Re at June 30, 1995. Gibraltar also has entered into several quota share reinsurance arrangements with Pru Re whereby certain medical malpractice, direct insurance and casualty reinsurance pool risks previously underwritten by Pru Re prior to June 30, 1995 were ceded to Gibraltar. The Company has guaranteed Gibraltar's obligations arising under each of these contracts subject to a limit of $375 million for the stop-loss agreement and $400 million for the other agreements. Through December 31, 1997, Gibraltar has incurred $285 million in losses under the stop-loss agreement, including $45 million in 1997. Gibraltar has paid $165 million to Pru Re under the stop-loss agreement. The Company has not been required to fund losses arising under the other arrangements.

     ENVIRONMENTAL AND ASBESTOS-RELATED CLAIMS

     Certain of the Company's subsidiaries received claims under expired contracts which assert alleged injuries and/or damages relating to or resulting from toxic torts, toxic waste and other hazardous substances. The liabilities for such claims cannot be estimated by traditional reserving techniques. As a result of judicial decisions and legislative actions, the coverage afforded under these contracts may be expanded beyond their original terms. Extensive litigation between insurers and insureds over these issues continues and the outcome is not predictable. In establishing the liability for unpaid claims for these losses, management considered the available information. However, given the expansion of coverage and liability by the courts and legislatures in the past, and potential for other unfavorable trends in the future, the ultimate cost of these claims could increase from the levels currently established.

     MANAGED CARE REIMBURSEMENT

     In 1997, the Company continued to review its obligations under certain managed care arrangements for possible failure to comply with contractual and regulatory requirements. The estimated cost to the Company for these reimbursements increased by $115 million in 1997, bringing the total provision to $265 million. As of December 31, 1997, $163 million has been paid or credited to customers. It is the opinion of management that the remaining reserves of $102 million at December 31, 1997 represent a reasonable estimate of remaining reimbursements to customers and other related costs.

     LITIGATION

     Various lawsuits against the Company have arisen in the course of the Company's business. In certain of these matters, large and/or indeterminate amounts are sought.

     Three putative class actions and approximately 677 individual actions were pending against the Company in the United States as of January 31, 1998 brought on behalf of those persons who purchased life insurance policies allegedly because of deceptive sales practices engaged in by the Company and its insurance agents in violation of state and federal laws. The Company anticipates additional suits may be filed by individuals who opted out of the class action settlement described below. The sales practices alleged to have occurred are contrary to Company policy. Some of

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  CONTINGENCIES AND LITIGATION (CONTINUED)

     these cases seek substantial damages while others seek unspecified compensatory, punitive and treble damages. The Company intends to defend these cases vigorously.

     A Multi-State Life Insurance Task Force (the "Task Force"), comprised of insurance regulators from 29 states and the District of Columbia, was formed in April 1995 to conduct a review of sales and marketing practices throughout the life insurance industry. As the largest life insurance company in the United States, the Company was the initial focus of the Task Force examination. On July 9, 1996, the Task Force released its report on the Company's activities. The Task Force found that some sales of life insurance policies by the Company had been improper. Based on the findings, the Task Force recommended, and the Company agreed to, a series of fines allocated to all 50 states and the District of Columbia. In addition, the Task Force recommended a remediation program pursuant to which the Company would offer relief to the policyowners who were misled when they purchased permanent life insurance policies in the United States from 1982 to 1995.

     On October 28, 1996, the Company entered into a Stipulation of Settlement with attorneys for the plaintiffs in the consolidated class action lawsuit pending in a Multi-District Litigation proceeding in the federal court in New Jersey. The class action suit involved alleged improprieties in connection with the Company's sale, servicing and operation of permanent life insurance policies from 1982 through 1995. Pursuant to the settlement, the Company agreed to provide certain enhancements and changes to the remediation program previously accepted by the Task Force, including some additional remedies. In addition, the Company agreed that it would incur a minimum cost of $410 million in providing remedies to policyowners under the program and, in specified circumstances, agreed to make certain other payments and guarantees. Under the terms of the settlement, the Company agreed to a minimum average cost per remedy of $2,364 for up to 330,000 claims remedied and also agreed to provide additional compensation to be determined by formula that will range in aggregate amount from $50 million to $300 million depending on the total number of claims remedied. At the end of the remediation program's claim evaluation process, the Court will determine how the additional compensation will be distributed.

     The terms of the remediation program described above were enhanced again in February 1997 pursuant to agreements reached with several states that had not previously accepted the terms of the program. These changes were incorporated as amendments to the above-described Stipulation of Settlement and related settlement documents, and the amended Stipulation of Settlement was approved as fair to class members by the United States District Court for the District of New Jersey in March 1997. By that point in time, the Company had entered into agreements with all 50 states and the District of Columbia pursuant to which each jurisdiction had accepted the remediation plan and the Company had agreed to pay approximately $65 million in fines, penalties and related payments.

     The decision of the U.S. District Court to certify a class in the above-described litigation for settlement purposes only and to approve the class action settlement as described in the amended Stipulation of Settlement is presently on appeal to the U.S. Court of Appeals for the Third Circuit. The appellants claim that the District Court erred in certifying a class and in finding that the terms of the settlement are fair to the class.

     Pursuant to the state agreements and the amended Stipulation of Settlement, as approved by the U.S. District Court, the Company initiated its remediation program in 1997. The Company mailed packages and provided broad class notice to the owners of approximately 10.7 million policies eligible to participate in the remediation program, informing them of their rights. Owners of approximately 21,800 policies elected to be excluded from the class action settlement. Of those eligible to participate in the settlement, policyowners who believed they were misled were invited to file a claim through an Alternative Dispute Resolution ("ADR") process. The ADR process was established to enable the company to discharge its liability to the affected policyowners. Policyowners who did not wish to file a claim in the ADR process were permitted to choose from options available under Basic Claim Relief, such as preferred rate premium loans, or annuities, mutual fund shares or life insurance policies that the Company will enhance.

     The owners of approximately 1.16 million policies responded to these notices by indicating an intent to file an ADR claim. All policyholders who responded were provided an ADR claim form for completion and submission. Approximately 635,000 claim forms were completed and returned as of January 31, 1998. Management does not believe the number of ADR claims that will be completed and returned will increase significantly. In addition, the owners of approximately 510,000 policies indicated an interest in a Basic Claim Relief remedy. The ADR process requires that individual claim files be reviewed by one or more independent claim evaluators. Management does not believe costs associated with providing Basic Claim Relief will be material to the Company's financial position or results of operations.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  CONTINGENCIES AND LITIGATION (CONTINUED)

     In 1996, the Company recorded in its Statement of Operations, the minimum cost of $410 million as agreed to in the settlement. Management had no better information available at that time upon which to make a reasonable estimate of losses. Management now has additional information which allows for computation of a reasonable estimate of losses associated with ADR claims. Based on this additional information, in 1997, management had increased the estimated liability for the cost of remedying policyholder claims in the ADR process by $1.64 billion before taxes to approximately $2.05 billion before taxes of which $1.80 billion has been funded in a settlement trust as described in Note 3. While management believes these are reasonable estimates based on information currently available, the ultimate amount of the total cost of remedied policyholder claims is dependent on complex and varying factors, including actual claims by eligible policyholders, the relief options chosen and the dollar value of those options. There are also additional elements of the ADR process which cannot be fully evaluated at this time (e.g., claims which may be successfully appealed) which could increase this estimate.

     Litigation is subject to many uncertainties, and given the complexity and scope of these suits, their outcome cannot be predicted. It is also not possible to predict the likely results of any regulatory inquiries or their effect on litigation which might be initiated in response to widespread media coverage of these matters. Accordingly, management is unable to make a meaningful estimate of the amount or range of loss that could result from an unfavorable outcome of all pending litigation and the regulatory inquiries. It is possible that the results of operations or the cash flow of the Company, in particular quarterly or annual periods, could be materially affected by an ultimate unfavorable outcome of certain pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters referred to above should not have a material adverse effect on the Company's financial position, after consideration of applicable reserves.

     The Company and a number of other insurers ("the Consortium") entered into a Reinsurance and Participation Agreement (the "Agreement") with MBL Life Assurance Corporation ("MBLLAC") and others, under which the Company and the other insurers agreed to reinsure certain payments to be made to contract holders by MBLLAC in connection with the plan of rehabilitation of Mutual Benefit Life Insurance Company. Under the agreement, the Consortium, subject to certain terms and conditions, will indemnify MBLLAC for the ultimate net loss sustained by MBLLAC on each contract subject to the Agreement. The ultimate net loss represents the amount by which the aggregate required payments exceed the fair market value of the assets supporting the covered contracts at the time such payments are due. The Company's share of any net loss is 30.55%. The Company has determined that it does not expect to make any payments to MBLLAC under the agreement. The Company concluded this after testing a wide range of potentially adverse scenarios during the rehabilitation period for MBLLAC.

15.  SUBSEQUENT EVENTS

     On February 10, 1998, the Company's Board of Directors authorized management to take the preliminary steps necessary to allow the Company to demutualize and become a publicly-traded company. The Company has begun discussions with the New Jersey Department of Banking and Insurance, leaders in the New Jersey State Legislature, as well as other key regulatory agencies around the country. The New Jersey State Legislature must first pass a law permitting demutualization. The New Jersey Department of Banking and Insurance, the Company's Board and a majority of participating policyholders must ultimately approve the Company's plan for demutualization.

                                    * * * * *

                   DETERMINATION OF SUBACCOUNT UNIT VALUES AND
                    OF THE AMOUNT OF MONTHLY VARIABLE ANNUITY
                                    PAYMENTS

A. SUBACCOUNT UNIT VALUES

The value for each Subaccount Unit is computed as of the end of each "valuation period" as defined on page 1 of the prospectus (also referred to in this section as business day).

On any given business day the value of Units in each subaccount will be determined by multiplying the value of a Unit of that subaccount for the preceding business day by the net investment factor for that subaccount for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the subaccount for that day by the value of the assets of the subaccount for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and subtracting from the result the daily equivalent of the 1.2% annual charge for expense risks and mortality risks. (See CHARGES, FEES, AND DEDUCTIONS in the prospectus for the Account.) The value of the assets of a subaccount is determined by multiplying the number of shares of the Series Fund held by that subaccount by the net asset value of each share and adding the value of dividends declared by the Series Fund but not yet paid.

B. DETERMINATION OF THE AMOUNT OF MONTHLY VARIABLE ANNUITY PAYMENT

When a Contract owner elects to convert his or her Variable Account into monthly variable annuity payments (an option available under the WVA-83 Contract and the VIP-84 Contract, but not under the VIP-86 Contract), the number of Units credited to him or her in each subaccount is first reduced to take into account any applicable sales charge and any state premium taxes that may be payable. The remaining Subaccount Units are then converted into a number of Subaccount Annuity Units of equal aggregate value. As with Subaccount Units, the value of each Subaccount Annuity Unit also changes daily in accordance with the investment results of the underlying Series Fund Portfolio, after deduction of the daily equivalent of the 1.2% annual charge for assuming expense and mortality risks.

Built into the value of Subaccount Annuity Units is an assumption that the value of a subaccount will grow by 3.5% each year. The reason for making this assumption is explained more fully below. Accordingly, the value of a Subaccount Annuity Unit always increases by an amount that is somewhat less than the increase would have been had this assumption not been made and decreases by an amount that is somewhat greater than the decrease would have been had the assumption not been made. If the value of the assets of a subaccount increases from 1 day to the next at a rate equivalent to 4.7% per year (3.5% plus the annual charge of 1.2%), the Subaccount Annuity Unit Value will not change. If the increase is less than at a rate equivalent to 4.7% per year, the Subaccount Annuity Unit Value will decrease.

To determine the amount of each monthly variable annuity payment, the first step is to refer to the Schedule of Annuity Rates set forth in the Contract, relating to the form of annuity selected by the Contract owner. For example, for a man of 65 years of age who has selected a lifetime annuity with a guaranteed minimum of 120 payments, the applicable schedules currently provide that 1000 Subaccount Annuity Units will result in the payment each month of an amount equal to the value of 5.73 Subaccount Annuity Units. (Due to the fact that the Schedule of Annuity Rates set forth in the WVA-83 Contract differs from that set forth in the VIP-84 Contract, the preceding sentence, as it applies to the WVA-83 Contract, is modified. See item 4 under DIFFERENCES UNDER THE WVA-83 CONTRACT in the prospectus for the Account.) The amount of the first variable annuity payment made on the first day of the month will be equal to that number of Subaccount Annuity Units multiplied by the Subaccount Annuity Unit Value at the end of that day, if a business day, or otherwise at the end of the last preceding business day. The amount of each subsequent variable annuity payment made on the first day of the month will be equal to the number of Subaccount Annuity Units multiplied by the Subaccount Annuity Unit Value at the end of the last business day which is at least 5 days before the date the annuity payment is due. (Under the WVA-83 Contract, the amount of each variable annuity payment made after the first payment is not determined as described in the preceding sentence. See item 5 under DIFFERENCES UNDER THE WVA-83 CONTRACT in the prospectus for the Account.)

As stated above, Subaccount Annuity Unit Values change in accordance with the investment results of the subaccount but will not increase--and thus the amount of each monthly variable payment will not increase--unless the assets in the subaccount increase, after deducting the 1.2% annual charge, at a rate greater than 3.5% per year. This compensates for the fact that the annuity rate schedules have been constructed upon the assumption that there will be a 3.5% annual increase in the value of each subaccount. Although a different assumption could have been made, namely that the subaccounts will not increase in value, this would have resulted in smaller variable annuity payments immediately after annuitization and larger payments in later years. This would have been advantageous for annuitants who happen to live very long but disadvantageous to those who happen to die earlier. The Prudential believes that the 3.5% annual growth assumption is better for Contract owners, because it produces a better balance between early and later variable annuity payments.

                      INDIVIDUAL VARIABLE CONTRACT ACCOUNT
                           VARIABLE ANNUITY CONTRACTS





                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                751 BROAD STREET
                          NEWARK, NEW JERSEY 07102-3777
                           TELEPHONE: (888) PRU-2888

                                     PART C


                                OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a)    FINANCIAL STATEMENTS


(1) Financial Statements of The Prudential Individual Variable Contract Account (Registrant) consisting of the Statements of Net Assets, as of December 31, 1997; the Statements of Operations for the periods ended December 31, 1997 and 1996; and the Notes relating thereto appear in the statement of additional information (Part B of the Registration Statement).

(2) Consolidated Financial Statements of The Prudential Insurance Company of America (Depositor) and subsidiaries, consisting of the Consolidated Statements of Admitted Assets, Liabilities and Surplus as of December 31, 1997 and 1996; the Consolidated Statements of Operations and Changes in Surplus and Consolidated Statements of Cash Flows for the years ended December 31, 1997, 1996 and 1995; and the Notes relating thereto appear in the statement of additional information (Part B of the Registration Statement).


(b)    EXHIBITS


(1) Resolution of the Board of Directors of The Prudential Insurance Company of America establishing The Prudential Individual Variable Contract Account. (Note 1)


(2)   Agreements for custody of securities and similar investments--Not
      Applicable


(3)   (a)   Distribution Agreement between Pruco Securities Corporation
            (Underwriter) and The Prudential Insurance Company of America
            (Depositor). (Note 1)

      (b) Proposed form of Selected Broker Agreement between Pruco Securities Corporation and brokers with respect to sale of the Contracts. (Note 1)


(4)   (a)   Individual Variable Annuity Contract (Form WVA-83). (Note 3)

      (b) Special Page One to the Contract (Form WVA-83) for N.Y. State issues. (Note 3)

      (c) Endorsement WVA2-83 to the Contract (Form WVA-83) for use in New Jersey issues. (Note 4)

      (d) Special Page Six WVA-83 to the Contract (Form WVA-83) for use in Oklahoma issues. (Note 4)

      (e) Special Page Six WVA-83 to the Contract (Form WVA-83) for use in California issues. (Note 4)

      (f) Endorsement WVA 3-83 to the Contract (Form WVA-83) for use in Tennessee issues. (Note 5)

      (g) Endorsement WVA 4-83 to the Contract (Form WVA-83 and VIP-84) for use in Texas issues. (Note 5)

      (h) Endorsement WVA 5-83 to the Contract (Form WVA-83) for use in Texas and Pennsylvania issues. (Note 5)

      (i) Endorsement WVA 6-83 to the Contract (Form WVA-83) for use in California issues. (Note 5)

      (j) Endorsement COMB 84889-83 to the Contract (Form WVA -83) for use in the District of Columbia and in all states except New York. (Note 5)

      (k) Endorsement COMB 84890-83 to the Contract (Form WVA-83) for use in the District of Columbia and in all states except New York. (Note 5)


      (l)   Individual Variable Annuity Contract (Form VIP-84). (Note 6)

      (m)   Special Page One to the Contract (Form VIP-84) (Note 6)

      (n) Special Page Nineteen to the Contract (Form VIP-84) for use in N.Y. issues. (Note 6)

      (o) Special Page Four to the Contract (Form VIP-84) for use in Oklahoma issues. (Note 6)

      (p) Special Page Seven to the Contract Form VIP-84) for use in Oklahoma issues. (Note 6)

      (q) Special Page Four to the Contract (Form VIP-84) for use in California issues. (Note 6)

      (r) Special Page Seven to the Contract (Form VIP-84) for use in California issues. (Note 6)


      (s) Endorsement VIP 3-84 to the Contract (Form VIP-84) for use in California issues. (Note 6)

      (t) Endorsement WVA 13-85 to the Contract (Form VIP-84) for use in all the states so that the Contract meets Internal Revenue Code Section 72(s) requirements for an annuity. (Note 8)

      (u) Endorsement VIP 6-85 to the Contract (Form VIP-84) for use in all the states so that the Contract meets Internal Revenue Code Section 72(s) requirements for an annuity. (Note 8)

      (v)   Individual Variable Annuity Contract (Form VIP-86). (Note 10)


      (w)   Individual Variable Annuity Contract (Form VIP-86) revised. (Note 1)


      (x) Special Jacket VIP-86 MN to the VIP-86 Contract for use in Minnesota issues. (Note 11)

      (y) Special Jacket VIP-86 Y to the VIP-86 Contract for use in New York issues. (Note 11)

      (z) Special Contract Data Page 3 (VIP-86) (MIN) to the VIP-86 Contract for use in Minnesota issues. (Note 11)

      (aa) Special Page 7 (VIP-86) Y to the VIP-86 Contract for use in New York issues. (Note 11)

      (bb) Special Page 7 (VIP-86) (OK) to the VIP-86 Contract for use in Oklahoma issues. (Note 11)

      (cc) Special Page 8 (VIP-86)(SC) to the VIP-86 Contract for use in South Carolina issues. (Note 11)

      (dd) Special Page 8 (VIP-86) (OK) to the VIP-86 Contract for use in Oklahoma issues. (Note 11)

      (ee) Special Page 11 (VIP-86) (WA) to the VIP-86 Contract for use in Washington issue. (Note 11)

      (ff) Special Page 11 (VIP-86) (SC) to the VIP-86 Contract for use in South Carolina issues. (Note 11)

      (gg) Special Page 11 (VIP-86) (Y) to the VIP-86 Contract for use in New York issues. (Note 11)

      (hh) Special Page 11 (VIP-86) (WI) to the VIP-86 Contract for use in Wisconsin issues. (Note 11)

      (ii) Special Page 12 (VIP-86) (SC) to the VIP-86 Contract for use in South Carolina and Washington issues. (Note 11)

      (jj) Special Page 12 (VIP-86) (Y) to the VIP-86 Contract for use in New York issue. (Note 11)

      (kk) Special Page 12 (VIP-86) (WI) to the VIP-86 Contract for use in Wisconsin issues. (Note 11)

      (ll) Special Page 13 (VIP-86) (WI) to the VIP-86 Contract for use in Wisconsin issues. (Note 11)

      (mm) Special Page 14 (VIP-86) (WI) to the VIP-86 Contract for use in Wisconsin issues. (Note 11)

      (nn) Special Back Jacket Page 18 (VIP-86) (MN) to the VIP-86 Contract for use in Minnesota issues. (Note 11)

      (oo) Special Back Jacket Page 18 (VIP-86) (Y) to the VIP-86 Contract for use in New York issues. (Note 11)

      (pp) Special Jacket VIP-86-P to the VIP-86 Contract for use in Pennsylvania issues. (Note 12)

      (qq) Special Contract Data Page 3 (VIP-86) (MA) to the VIP-86 Contract for use in Massachusetts issues. (Note 12)

      (rr) Special Page 7 (VIP-86) (PA) to the VIP-86 Contract for use in Pennsylvania issues. (Note 12)

      (ss) Special Blank Page 13 (VIP-86) (MA) to the VIP-86 Contract for use in Massachusetts issues. (Note 12)

      (tt) Special Bank Page 17 VIP-86-P to the VIP-86 Contract for use in Pennsylvania issues. (Note 12)

      (uu) Special Back Jacket Page 18 VIP-86-P to the VIP-86 Contract for use in Pennsylvania issues. (Note 12)

      (vv) Endorsement VIP 501-86 to the VIP-86 Contract for use in all states except Delaware, Georgia, Massachusetts, North Dakota, New York, Oregon, Pennsylvania and Texas. (Note 12)

      (ww) Endorsement COMB 84890-83 to the VIP-86 Contract for use in Montana. (Note 12)

      (xx) Endorsement Certification PLI 254-86 to the VIP-86 Contract for use in Pennsylvania. (Note 12)


      (yy)  Endorsement PLI 288-88 to the VIP-86 Contract. (Note 13)

      (zz) Waiver of Withdrawal Charges rider ORD 88753-92 to the VIP-86 Contract (at issue). (Note 15)

      (aaa) Waiver of Withdrawal Charges rider ORD 88754-92 to the VIP-86 Contract (after issue). (Note 15)

      (bbb) Spousal Continuance Rider ORD 89011-93 to the VIP contract (at issue). (Note 16)

      (ccc) Endorsement altering the Assignment provision ORD 83922-95.
            (Note 17)


(5)   Application for Individual Variable Annuity Contract:

      (a) Application Form VA 200 ED 07/83 for Individual Variable Annuity Contract (Form WVA-83). (Note 5)

      (b) Application Form VA 200 ED 5/84 for Individual Variable Annuity Contract (Form VIP-84) for use by Prudential representatives. (Note
            7)

      (c) Application Form VA 200B ED 5/84 for Individual Variable Annuity Contract (Form VIP-84) for use by Prudential Securities account executives. (Note 7)

      (d) Revised Application Form VA 200 ED 5/84-Non-Qualified for Individual Annuity Contract (Form VIP-84) for use by Prudential representatives. (Note 8)

      (e)   Revised Application Form VA 200 Ed. 5/86-Non-Qualified. (Note 9)

      (f) Revised Application Form VA 200 Ed. 5/86-Non-Qualified (NY) for use in New York. (Note 9)

      (g)   Revised Application Form VA 200 Ed. 9/86-Non-Qualified. (Note 10)

      (h)   Revised Application Form VA 200 Ed. 11/86-Non-Qualified. (Note 12)


      (i)   Application for VIP annuity contract ORD 87348-92. (Note 16)

      (j)   Supplement to the Application for a VIP contract ORD 87454-92. (Note
            16)

(6)   (a)   Charter of The Prudential Insurance Company of America, as amended
            November 14, 1995. (Note 14)

      (b) By-Laws of The Prudential Insurance Company of America, as amended April 8, 1997. (Note 19)


(7) Contract of reinsurance in connection with variable annuity contract--Not Applicable.

(8) Other material contracts performed in whole or part after the date the registration statement is filed:

      (a) Purchase Agreement between The Prudential Series Fund, Inc. and The Prudential Insurance Company of America. (Note 3)


(9) Opinion of Counsel and consent to its use as to legality of the securities being registered. (Note 1)

(10)  (a)  Written consent of Price Waterhouse, LLP, independent accountants.
           (Note 1)

      (b)  Written consent of Deloitte & Touche LLP, independent auditors.


(11) All financial statements omitted from Item 23, Financial Statements--Not Applicable.

(12) Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter, or initial contract owners--Not Applicable

(13) Schedule of Performance Computation. (Note 1)


(14) Powers of Attorney.

      (a)   F. Agnew, F. Becker, M. Berkowitz, R. Carbone, J. Cullen, C. Davis,
            R. Enrico, A. Gilmour, W. Gray, J. Hanson, G. Hiner, C. G. Kelley, Horner, B. Malkiel, A. Ryan, I. Schmertz, C. Sitter, D. Staheli, R. Thomson, J. Unruh, P. Vagelos, S. Van Ness, P. Volcker, J. Williams. (Note 18)

(27) Financial Data Schedule  (Note 1)


----------

(Note 1)  Filed herewith.

(Note 2) Incorporated by reference to Registrant's Form N-8B-2, filed December 15, 1982.

(Note 3) Incorporated by reference to Pre-Effective Amendment No. 2 to this Registration Statement, filed March 10, 1983.

(Note 4) Incorporated by reference to Pre-Effective Amendment No. 3 to this Registration Statement, filed April 27, 1983.

(Note 5) Incorporated by reference to Post-Effective Amendment No. 1 to this Registration Statement, filed December 8, 1983.

(Note 6) Incorporated by reference to Post-Effective Amendment No. 2 to this Registration Statement, filed March 22, 1984.

(Note 7) Incorporated by reference to Post-Effective Amendment No. 3 to this Registration Statement, filed April 27, 1984.

(Note 8) Incorporated by reference to Post-Effective Amendment No. 4 to this Registration Statement, filed April 30, 1985.

(Note 9) Incorporated by reference to Post-Effective Amendment No. 6 to this Registration Statement, filed April 30, 1986.

(Note 10) Incorporated by reference to Post-Effective amendment No. 7 to this Registration Statement, filed July 9, 1986.

(Note 11) Incorporated by reference to Post-Effective Amendment No. 8 to this
          Registration Statement, filed October 23, 1986.

(Note 12) Incorporated by reference to Post-Effective Amendment No. 9 to this
          Registration Statement, filed April 27, 1987.


(Note 13) Incorporated by reference to Post-Effective Amendment No. 12 to this
          Registration Statement filed March 6, 1989.

(Note 14) Incorporated by reference to Post-Effective Amendment No. 9 to Form
          S-1, Registration No. 33-20083, filed April 9, 1997 on behalf of The Prudential Variable Contract Real Property Account.

(Note 15) Incorporated by reference to Post-Effective Amendment No. 18 to this
          Registration Statement, filed April 28, 1993.

(Note 16) Incorporated by reference to Post-Effective Amendment No. 19 to Form
          S-6, Registration No. 2-80897, filed April 28, 1994.

(Note 17) Incorporated by reference to Post-Effective Amendment No. 20 to Form
          S-6, Registration No. 2-80897, filed February 27, 1995.

(Note 18) Incorporated by reference to Post-Effective Amendment No. 10 to Form
          S-1, Registration No. 33-20083, filed April 9, 1998, on behalf of The Prudential Variable Contract Real Property Account.

(Note 19) Incorporated by reference to Post-Effective Amendment No. 12 to Form
          N-4, Registration No. 33-25434, filed on or about April 25, 1997, on behalf of The Prudential Individual Variable Contract Account.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR


Incorporated by reference to The Prudential Individual Variable Contract Account prospectus under "Directors and Officers" contained in Part A of this Registration Statement.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT


The Prudential Insurance Company of America ("Prudential") is a mutual life insurance company organized under the laws of New Jersey.

Prudential may be deemed to control The Prudential Series Fund, Inc., a Maryland corporation which is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, all the shares of which are held by Prudential and the following separate accounts which are registered as unit investment trusts under the Investment Company Act of 1940:
The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account (Registrant), The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24 (separate accounts of Prudential); the Pruco Life PRUvider Variable Appreciable Account, the Pruco Life Variable Universal Account, The Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Flexible Premium Variable Annuity Account, the Pruco Life Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company ("Pruco Life"); the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"). Pruco Life, an insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of Prudential. Pruco Life of New Jersey, an insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential.


Prudential holds all of the shares of Prudential's Gibraltar Fund, a Delaware corporation, in three of its separate accounts. Each of these separate account is a unit investment trust registered under the Investment Company Act of 1940. Prudential's Gibraltar Fund is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940.

In addition, Prudential may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11, separate accounts of Prudential, all of which are registered as open-end, diversified, management investment companies under the Investment Company Act of 1940.


The subsidiaries of Prudential and short descriptions of each are listed under
Item 25 of Post-Effective Amendment No .34 to the Form N-IA Registration Statement for The Prudential Series Fund, Inc., Registration No. 2-80896, filed on or about April 24, 1998, the text of which is hereby incorporated.


ITEM 27.      NUMBER OF CONTRACT OWNERS


As of March 11, 1997 there were 98,046 Contract owners of non-qualified Contracts offered by the Registrant.


ITEM 28.      INDEMNIFICATION


The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

New Jersey, being the state of organization of Prudential Insurance Company of America ("Prudential"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential's By-law 27, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit (8)(ii) of Post-Effective Amendment No. 12 to Form N-4, Registration No. 33-25434, filed April 30, 1997, on behalf of the Prudential Individual Variable Contract Account.


Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.      PRINCIPAL UNDERWRITERS

       (a) Pruco Securities Corporation also acts as principal underwriter for the Pruco Life PRUvider Variable Appreciable Account, the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Flexible Premium Variable Annuity Account, the Pruco Life Single Premium Variable Annuity Account, the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life Account, the Pruco Life of New Jersey Single Premium Variable Annuity Account, The Prudential Variable Appreciable Account, ThePrudential Qualified Individual Variable Contract Account, the Prudential Annuity Plan Account, the Prudential Investment Plan Account, the Prudential Annuity Plan Account-2, Prudential's Gibraltar Fund, and The Prudential Series Fund, Inc.


       (b) Incorporated by Reference to item 29(b) of Post-Effective No. 13 to Form N-4, Registration No. 33-25434 filed April 24, 1998, on behalf of The Prudential Individual Variable Contract Account.


       (c)   Not Applicable

ITEM 30.      LOCATION OF ACCOUNTS AND RECORDS


All accounts, books or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through The Prudential Insurance Company of America, 751 Broad Street, Newark, New Jersey 07102-3777.


ITEM 31.      MANAGEMENT SERVICES

Summary of any contract not discussed in Part A or Part B of the Registration Statement under which management-related services are provided to the Registrant--Not applicable.

ITEM 32.      UNDERTAKINGS

       (a) Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

       (b) Registrant undertake to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information or (2) a postcard or similar written communication affixed too or included in the prospectus that the applicant can remove to send for a statement of additional information.

       (c) Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

       (d) The Prudential Insurance Company of America ("Prudential") hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Prudential.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which include a prospectus and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 24th day of April, 1998.


SEAL:           THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT

                                  (Registrant)

                 BY: THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                   (Depositor)

Attest: /s/ THOMAS C. CASTANO                    *By: /s/    ESTHER H. MILNES
       --------------------------                     --------------------------
            THOMAS C. CASTANO                                ESTHER H. MILNES
           ASSISTANT SECRETARY                        VICE PRESIDENT AND ACTUARY

        As required by the Securities Act of 1933, this Post-Effective Amendment No. 23 to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.

            SIGNATURE AND TITLE
            -------------------

        /s/   *                                             April 24, 1998
            -----------------------------------
              ARTHUR F. RYAN
              CHAIRMAN OF THE BOARD, PRESIDENT,
              AND CHIEF EXECUTIVE OFFICER

       /s/    *                                    *By: /s/  THOMAS C. CASTANO
           ------------------------------------        -------------------------
              RICHARD J. CARBONE                             THOMAS C. CASTANO
              CHIEF FINANCIAL OFFICER                        (ATTORNEY-IN-FACT)


       /s/    *
            -----------------------------------
              FRANKLIN E. AGNEW
              DIRECTOR

       /s/    *
            -----------------------------------
              FRANKLIN K. BECKER
              DIRECTOR

       /s/    *
            -----------------------------------
              JAMES G. CULLEN
              DIRECTOR

       /s/    *
            -----------------------------------
              CAROLYNE K. DAVIS
              DIRECTOR

       /s/    *
            -----------------------------------
              ROGER A. ENRICO
              DIRECTOR

            SIGNATURE AND TITLE
            -------------------

       /s/    *
            -----------------------------------
              ALLAN D. GILMOUR
              DIRECTOR

       /s/    *                                   By: /s/  THOMAS C. CASTANO
            -----------------------------------       --------------------------
              WILLIAM H. GRAY, III                         THOMAS C. CASTANO
              DIRECTOR                                     (ATTORNEY-IN-FACT)

       /s/    *
            -----------------------------------
              JON F. HANSON
              DIRECTOR

       /s/    *
            -----------------------------------
              GLEN H. HINER, JR.
              DIRECTOR

       /s/    *
            -----------------------------------
              CONSTANCE J. HORNER
              DIRECTOR

       /s/    *
            -----------------------------------
              GAYNOR N. KELLEY
              DIRECTOR

       /s/    *
            -----------------------------------
              BURTON G. MALKIEL
              DIRECTOR

       /s/    *
            -----------------------------------
              IDA F.S. SCHMERTZ
              DIRECTOR

       /s/    *
            -----------------------------------
              CHARLES R. SITTER
              DIRECTOR

       /s/    *
            -----------------------------------
              DONALD L. STAHELI
              DIRECTOR

       /s/    *
            -----------------------------------
              RICHARD M. THOMSON
              DIRECTOR

       /s/    *
            -----------------------------------
              JAMES A. UNRUH
              DIRECTOR

            SIGNATURE AND TITLE
            -------------------


       /s/    *                                    April 24, 1998
            -----------------------------------
              ROY VAGELOS, M.D.
              DIRECTOR


       /s/    *
            -----------------------------------
              STANLEY C. VAN NESS
              DIRECTOR

       /s/    *
            -----------------------------------
              PAUL A. VOLCKER
              DIRECTOR

       /s/    *                                    *By:  /s/ THOMAS C. CASTANO
            ------------------------------------         ---------------------
              JOSEPH H. WILLIAMS                             THOMAS C. CASTANO
              DIRECTOR                                      (ATTORNEY-IN-FACT)

                                  EXHIBIT INDEX



      (1)       Resolution  of  the  Board of Directors of The Prudential
                Insurance Company of America establishing The Prudential
                Individual Variable Contract Account                            Page C-11

      (3)(a)    Distribution Agreement between Pruco Securities Corporation
                (Underwriter) and The Prudential Insurance Company of America
                (Depositor)                                                     Page C-14

      (3)(b)    Proposed form of Selected Broker Agreement between Pruco
                Securities Corporation and brokers with respect to sale
                of the Contracts                                                Page C-21


      (4)(w)    Individual Variable Annuity Contract (Form VIP-86) revised      Page C-32


      (9)       Opinion of Counsel and consent to its use as to legality of
                the securities being registered                                 Page C-50

      (10)(a)   Written consent of Price Waterhouse LLP, independent
                accountants                                                     Page C-51

      (10)(b)   Written   consent  of  Deloitte & Touche LLP,
                independent auditors                                            Page C-52

      (13)      Schedule of Performance Computations                            Page C-53

      (27)      Financial Data Schedule